UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                  ------------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                       --------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           -------------
Date of fiscal year end:  3/31
                         ------

Date of reporting period:  3/31/10
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                                    TEMPLETON
                              FRONTIER MARKETS FUND

                     (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Templeton Frontier Markets Fund ...........................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   22
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   40
Tax Designation ...........................................................   41
Board Members and Officers ................................................   43
Shareholder Information ...................................................   48

Shareholder Letter

Dear Shareholder:

Global equity markets bottomed in March 2009 and began a long rally as credit and economic conditions improved for the 12 months ended March 31, 2010. Notable turnarounds in world trade reflected recovering demand and provided the underpinnings to a broadening global economic recovery. Frontier market countries benefited from the recovery's increasing momentum, and their stock markets posted strong returns.

Templeton Frontier Markets Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Frontier Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Frontier Markets Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in "frontier market countries" as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/10

                                   (PIE CHART)

Middle East & Africa.........................   61.5%
Asia.........................................   10.3%
Europe.......................................    9.2%
Latin America & Caribbean....................    5.7%
Short-Term Investments & Other Net Assets....   13.3%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Frontier Markets Fund's annual report for the fiscal year ended March 31, 2010.

PERFORMANCE OVERVIEW

Templeton Frontier Markets Fund - Class A posted a +64.72% cumulative total return for the 12 months ended March 31, 2010. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Frontier Markets Index and the S&P Frontier Broad Market Index (BMI),

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                Annual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities
3/31/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
Egypt                    10.9%
Nigeria                   9.5%
Qatar                     7.1%
United Arab Emirates      6.3%
Kenya                     6.0%
South Africa              4.9%
Jordan                    4.0%
Panama                    3.2%
Mauritius                 3.0%
Kuwait                    2.8%

which had total returns of +50.81% and +54.28% during the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

For the 12 months under review, frontier market equity prices climbed as the global stock rally that began in March 2009 continued. This rise was largely due to a rapid increase in liquidity resulting from many countries' expansionary monetary policies and huge stimulus packages, which were implemented to pull economies out of recession and return them to sustainable growth. Stronger commodity prices and certain local currencies also supported the stock markets. Frontier markets as a whole, however, lagged their emerging market counterparts due to three key events.

The first event was the launch of a government audit into the commercial banking sector by the Central Bank of Nigeria in June 2009. Special examinations were undertaken to determine the commercial banks' solvency and capacity. Any banks that failed the audit were recapitalized by the government and had their chief executive officers replaced. As a result of our conservative investment strategy, the Fund was not exposed to any of the banks that did not meet the critieria set by the central bank. In our opinion, valuations within the sector remained attractive, and we continued to selectively invest in companies that could benefit from organic growth and potential sector consolidation.

Second, the state-owned Dubai World in a surprise move requested a debt standstill on its interest repayments in November 2009. The news initially hit the Middle Eastern markets hard, and fears of contagion beyond the region ignited sharp selloffs in global equity markets. However, most markets rebounded quickly after United Arab Emirates offered fresh funding to its regional banks and neighboring Abu Dhabi provided funds to Dubai to help restructure and repay its debts.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets. Country returns are from subindexes of the MSCI Frontier Markets Index. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                               4 | Annual Report

Third, Vietnam devalued its local currency, the dong, 5.4% in November 2009 and another 3.4% in February 2010, to help reduce the country's widening trade deficit. The devaluations were intended to improve confidence in the dong and bring the official exchange rate closer to the free market rate. Although these moves dampened Vietnam's stock market, they could improve foreign currency liquidity for the longer term.

These events temporarily pressured frontier market stocks, but as valuations became relatively more attractive, the markets again drew investor attention and subsequently ended the reporting period with strong returns.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the 12 months under review, key contributors to absolute performance included the Fund's investments in the Netherlands' Vimetco, a major aluminum company in Central and Eastern Europe; Latvia's Grindeks, one of the largest generic pharmaceutical manufacturers in the Baltic States; and Pepsi-Cola Products Philippines, a licensed bottler of Pepsi beverages. Higher aluminum prices and improved investor sentiment drove Vimetco's stock up significantly. Shares of Grindeks rose due to investors' increased focus on valuations and the defensive nature of its business. The Pepsi-Cola Products Philippines stock benefited from strong growth of the noncarbonated drinks segment, where the company has solid brands and less competition.

In an environment where most of the Fund's holdings rose in absolute terms, only a few holdings marginally detracted from absolute performance during the review period, including Kout Food Group, Kuwait's leading diversified food group with operations in fast food, and casual and fine dining; Equity Bank, one of Kenya's top banks; and Oando, Nigeria's largest petroleum marketing retailer. We remained confident in Kout Food Group's long-term prospects based on its strong brand name, significant market share and what we considered attractive valuations. We viewed Equity Bank favorably due to our assessment of the company's high growth potential. A new Fund position


                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
3/31/10

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
---------------------------------------   ----------
MTN Group Ltd.                               4.8%
   WIRELESS TELECOMMUNICATION SERVICES,
   SOUTH AFRICA
DP World Ltd.                                3.1%
   TRANSPORTATION INFRASTRUCTURE,
   UNITED ARAB EMIRATES
KazMuniGas Exploration Production, GDR       2.7%
   OIL, GAS & CONSUMABLE FUELS,
   KAZAKHSTAN
Commercial Bank of Qatar                     2.6%
   COMMERCIAL BANKS, QATAR
United Bank for Africa PLC                   2.5%
   COMMERCIAL BANKS, NIGERIA
Alexandria Mineral Oils Co.                  2.4%
   CHEMICALS, EGYPT
National Mobile Telecommunications Co.       2.4%
   WIRELESS TELECOMMUNICATION SERVICES,
   KUWAIT
Eastern Tobacco                              2.4%
   TOBACCO, EGYPT
East African Breweries Ltd.                  2.4%
   BEVERAGES, KENYA
Mauritius Commercial Bank                    2.4%
   COMMERCIAL BANKS, MAURITIUS

in Oando had a slight negative effect on performance, but in our view the company could benefit from higher oil prices and Nigeria's greater energy demand in the longer term.

During the review period, the Fund received substantial inflows, which provided us with an opportunity to increase portfolio exposure to most of the markets in our investment universe. We made significant additions in Nigeria, Egypt and United Arab Emirates due to what we considered attractive valuations. We also made select purchases in Qatar, Kenya, South Africa and Kuwait.

In addition, we increased the Fund's exposure to diversified banking, brewing, telecommunication services, and oil and gas companies in the reporting period. Although oil prices remained below their 2008 peak, prices had more than doubled from their previous lows, which benefited energy companies. Based on our analysis, we believe commodity prices could maintain a long-term upward trend because of commodities' relatively inelastic supply and strong demand from emerging markets. We also viewed consumer-oriented stocks positively based on higher per-capita income and strong demand for consumer goods and services. Key additions included South Africa's MTN Group, Africa's largest cellular phone network provider; United Arab Emirates' DP World, a global marine ports operator; and Kazakhstan's KazMuniGas Exploration Production, an upstream oil and gas company. Furthermore, based on the financial and banking sectors' liberalization and consolidation in frontier markets and the growing financial services needs of consumers, we made several purchases in bank stocks including Commercial Bank of Qatar, Mauritius Commercial Bank and Nigeria's United Bank for Africa.

Conversely, we made only a few sales during the reporting period. We divested from CME (Central European Media Enterprises), a major television group in Central and Eastern Europe, thereby eliminating the Fund's exposure to the Czech Republic. We also sold the Fund's positions in Kenya Airways, phosphate fertilizer producer Egyptian Financial and Industrial, and commercial banks Bank Danamon Indonesia and NBK (National Bank of Kuwait).


                               6 | Annual Report

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.


(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius


(PHOTO OF SVEN RICHTER)


/s/ Sven Richter
Sven Richter


(PHOTO OF JOHAN MEYER)


/s/ Johan Meyer
Johan Meyer

Portfolio Management Team
Templeton Frontier Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 7

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TFMAX)                     CHANGE   3/31/10   3/31/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$5.82    $15.20     $9.38
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.1124
Short-Term Capital Gain          $0.0978
   TOTAL                         $0.2102

CLASS C (SYMBOL: N/A)                       CHANGE   3/31/10   3/31/09
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       +$5.71    $15.06     $9.35
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0843
Short-Term Capital Gain          $0.0978
   TOTAL                         $0.1821

CLASS R (SYMBOL: N/A)                       CHANGE   3/31/10   3/31/09
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       +$5.81    $15.19     $9.38
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0718
Short-Term Capital Gain          $0.0978
   TOTAL                         $0.1696

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   3/31/10   3/31/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$5.83    $15.23     $9.40
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.1301
Short-Term Capital Gain          $0.0978
   TOTAL                         $0.2279


                               8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   INCEPTION (10/14/08)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +64.72%        +54.34%
Average Annual Total Return(3)                  +55.27%        +29.26%
Value of $10,000 Investment(4)                 $15,527        $14,547
   Total Annual Operating Expenses(5)
      Without Waiver                    6.27%
      With Waiver                       2.35%

CLASS C                                         1-YEAR   INCEPTION (10/14/08)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +63.41%        +52.62%
Average Annual Total Return(3)                  +62.41%        +33.58%
Value of $10,000 Investment(4)                 $16,241        $15,262
   Total Annual Operating Expenses(5)
      Without Waiver                    6.97%
      With Waiver                       3.05%

CLASS R                                         1-YEAR   INCEPTION (10/14/08)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +63.95%        +53.78%
Average Annual Total Return(3)                  +63.95%        +34.28%
Value of $10,000 Investment(4)                 $16,395        $15,378
   Total Annual Operating Expenses(5)
      Without Waiver                    6.47%
      With Waiver                       2.55%

ADVISOR CLASS                                   1-YEAR   INCEPTION (10/14/08)
-------------                                  -------   --------------------
Cumulative Total Return(2)                      +65.00%        +54.94%
Average Annual Total Return(3)                  +65.00%        +34.97%
Value of $10,000 Investment(4)                 $16,500        $15,494
   Total Annual Operating Expenses(5)
      Without Waiver                    5.97%
      With Waiver                       2.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.85% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 8/1/10.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      3/31/10
-------                      -------
1-Year                       +55.27%
Since Inception (10/14/08)   +29.26%

CLASS A (10/14/08-3/31/10)

                               (PERFORMANCE GRAPH)

                    TEMPLETON                      S&P FRONTIER
                FRONTIER MARKETS   MSCI FRONTIER   BROAD MARKET
     DATE        FUND - CLASS A    MARKETS INDEX   INDEX (BMI)*
-------------   ----------------   -------------   ------------
10/14/2008           $ 9,425          $10,000
10/31/2008           $ 9,199          $ 8,638         $9,199
11/30/2008           $ 8,878          $ 7,564         $8,194
12/31/2008           $ 9,265          $ 6,808         $7,424
 1/31/2009           $ 8,501          $ 5,563         $6,128
 2/28/2009           $ 8,021          $ 5,193         $5,798
 3/31/2009           $ 8,831          $ 5,620         $6,047
 4/30/2009           $ 9,736          $ 6,241         $6,715
 5/31/2009           $11,037          $ 7,386         $7,992
 6/30/2009           $11,395          $ 7,592         $7,987
 7/31/2009           $12,196          $ 7,733         $8,075
 8/31/2009           $12,761          $ 8,173         $8,435
 9/30/2009           $13,525          $ 8,416         $8,886
10/31/2009           $13,421          $ 8,168         $8,653
11/30/2009           $13,308          $ 7,686         $8,440
12/31/2009           $13,341          $ 7,606         $8,432
 1/31/2010           $13,618          $ 7,445         $8,402
 2/28/2010           $13,743          $ 7,859         $8,734
 3/31/2010           $14,547          $ 8,476         $9,329

AVERAGE ANNUAL TOTAL RETURN

CLASS C                      3/31/10
-------                      -------
1-Year                       +62.41%
Since Inception (10/14/08)   +33.58%

CLASS C (10/14/08-3/31/10)

                               (PERFORMANCE GRAPH)

                    TEMPLETON                      S&P FRONTIER
                FRONTIER MARKETS   MSCI FRONTIER   BROAD MARKET
     DATE        FUND - CLASS C    MARKETS INDEX   INDEX (BMI)*
-------------   ----------------   -------------   ------------
10/14/2008           $10,000          $10,000
10/31/2008           $ 9,760          $ 8,638        $  9,760
11/30/2008           $ 9,410          $ 7,564        $  8,694
12/31/2008           $ 9,820          $ 6,808        $  7,877
 1/31/2009           $ 9,000          $ 5,563        $  6,502
 2/28/2009           $ 8,490          $ 5,193        $  6,152
 3/31/2009           $ 9,340          $ 5,620        $  6,416
 4/30/2009           $10,290          $ 6,241        $  7,125
 5/31/2009           $11,660          $ 7,386        $  8,480
 6/30/2009           $12,030          $ 7,592        $  8,475
 7/31/2009           $12,860          $ 7,733        $  8,567
 8/31/2009           $13,450          $ 8,173        $  8,949
 9/30/2009           $14,250          $ 8,416        $  9,428
10/31/2009           $14,130          $ 8,168        $  9,181
11/30/2009           $14,000          $ 7,686        $  8,955
12/31/2009           $14,016          $ 7,606        $  8,946
 1/31/2010           $14,309          $ 7,445        $  8,915
 2/28/2010           $14,421          $ 7,859        $  9,266
 3/31/2010           $15,262          $ 8,476        $  9,898


                               10 | Annual Report

CLASS R (10/14/08-3/31/10)

                               (PERFORMANCE GRAPH)

                    TEMPLETON                      S&P FRONTIER
                FRONTIER MARKETS   MSCI FRONTIER   BROAD MARKET
     DATE        FUND - CLASS R    MARKETS INDEX   INDEX (BMI)*
-------------   ----------------   -------------   ------------
10/14/2008           $10,000          $10,000
10/31/2008           $ 9,770          $ 8,638        $   9,770
11/30/2008           $ 9,430          $ 7,564        $   8,703
12/31/2008           $ 9,840          $ 6,808        $   7,885
 1/31/2009           $ 9,020          $ 5,563        $   6,509
 2/28/2009           $ 8,520          $ 5,193        $   6,158
 3/31/2009           $ 9,380          $ 5,620        $   6,422
 4/30/2009           $10,330          $ 6,241        $   7,132
 5/31/2009           $11,710          $ 7,386        $   8,489
 6/30/2009           $12,080          $ 7,592        $   8,483
 7/31/2009           $12,930          $ 7,733        $   8,576
 8/31/2009           $13,530          $ 8,173        $   8,958
 9/30/2009           $14,340          $ 8,416        $   9,438
10/31/2009           $14,220          $ 8,168        $   9,191
11/30/2009           $14,090          $ 7,686        $   8,964
12/31/2009           $14,113          $ 7,606        $   8,956
 1/31/2010           $14,407          $ 7,445        $   8,924
 2/28/2010           $14,538          $ 7,859        $   9,276
 3/31/2010           $15,378          $ 8,476        $   9,908

AVERAGE ANNUAL TOTAL RETURN

CLASS R                      3/31/10
-------                      -------
1-Year                       +63.95%
Since Inception (10/14/08)   +34.28%

ADVISOR CLASS (10/14/08-3/31/10)

                               (PERFORMANCE GRAPH)

                TEMPLETON FRONTIER                   S&P FRONTIER
                  MARKETS FUND -     MSCI FRONTIER   BROAD MARKET
     DATE         ADVISOR CLASS      MARKETS INDEX   INDEX (BMI)*
-------------   ------------------   -------------   ------------
10/14/2008            $10,000           $10,000
10/31/2008            $ 9,770           $ 8,638       $   9,770
11/30/2008            $ 9,430           $ 7,564       $   8,703
12/31/2008            $ 9,850           $ 6,808       $   7,885
 1/31/2009            $ 9,030           $ 5,563       $   6,509
 2/28/2009            $ 8,530           $ 5,193       $   6,158
 3/31/2009            $ 9,390           $ 5,620       $   6,422
 4/30/2009            $10,350           $ 6,241       $   7,132
 5/31/2009            $11,730           $ 7,386       $   8,489
 6/30/2009            $12,110           $ 7,592       $   8,483
 7/31/2009            $12,970           $ 7,733       $   8,576
 8/31/2009            $13,570           $ 8,173       $   8,958
 9/30/2009            $14,390           $ 8,416       $   9,438
10/31/2009            $14,280           $ 8,168       $   9,191
11/30/2009            $14,160           $ 7,686       $   8,964
12/31/2009            $14,193           $ 7,606       $   8,956
 1/31/2010            $14,498           $ 7,445       $   8,924
 2/28/2010            $14,630           $ 7,859       $   9,276
 3/31/2010            $15,494           $ 8,476       $   9,908

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                3/31/10
-------------                -------
1-Year                       +65.00%
Since Inception (10/14/08)   +34.97%


                               Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES, OF WHICH FRONTIER MARKETS ARE A SUBSET, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. THE FUND'S ABILITY TO INVEST IN SMALLER COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2010 Morningstar. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. Due to data availability, performance for the S&P Frontier BMI is shown starting 11/3/08 using the Fund's value on that date.


                               12 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000           $1,075.50               $10.97
Hypothetical (5% return before expenses)        $1,000           $1,014.36               $10.65
CLASS C
Actual                                          $1,000           $1,071.00               $14.72
Hypothetical (5% return before expenses)        $1,000           $1,010.72               $14.29
CLASS R
Actual                                          $1,000           $1,072.40               $12.14
Hypothetical (5% return before expenses)        $1,000           $1,013.21               $11.80
ADVISOR CLASS
Actual                                          $1,000           $1,076.70               $ 9.58
Hypothetical (5% return before expenses)        $1,000           $1,015.71               $ 9.30

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.12%; C: 2.85%; R:
     2.35%; and Advisor: 1.85%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               14 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FRONTIER MARKETS FUND

                                                            YEAR ENDED MARCH 31,
                                                            --------------------
CLASS A                                                        2010    2009(a)
-------                                                      -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $  9.38    $10.00
                                                             -------    ------
Income from investment operations(b):
   Net investment income(c) .............................       0.09      0.02
   Net realized and unrealized gains (losses) ...........       5.94     (0.64)
                                                             -------    ------
Total from investment operations ........................       6.03     (0.62)
                                                             -------    ------
Less distributions from:
   Net investment income ................................     (0.11)        --
   Net realized gains ...................................     (0.10)        --
                                                             -------    ------
Total distributions .....................................      (0.21)       --
                                                             -------    ------
Net asset value, end of year ............................    $ 15.20    $ 9.38
                                                             -------    ------
Total return(d) .........................................      64.72%    (6.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and
   expense reductions ...................................       3.03%     5.89%
Expenses net of waiver and payments by affiliates and
   expense reductions(f) ................................       2.08%     2.15%
Net investment income ...................................       0.67%     0.59%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $35,650    $5,123
Portfolio turnover rate .................................       7.87%    14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e) Ratios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                            YEAR ENDED MARCH 31,
                                                            --------------------
CLASS C                                                        2010    2009(a)
-------                                                       ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $ 9.35   $ 10.00
                                                              ------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ......................      (0.02)     0.05
   Net realized and unrealized gains (losses) ...........       5.91     (0.70)
                                                              ------   -------
Total from investment operations ........................       5.89     (0.65)
                                                              ------   -------
Less distributions from:
   Net investment income ................................      (0.08)       --
   Net realized gains ...................................      (0.10)       --
                                                              ------   -------
Total distributions .....................................      (0.18)       --
                                                              ------   -------
Net asset value, end of year ............................     $15.06   $  9.35
                                                              ======   =======
Total return(d) .........................................      63.41%    (6.50)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and
   expense reductions ...................................       3.80%     6.59%
Expenses net of waiver and payments by affiliates and
   expense reductions(f) ................................       2.85%     2.85%(f)
Net investment income (loss) ............................      (0.10)%   (0.11)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................     $6,842   $   107
Portfolio turnover rate .................................       7.87%    14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                            YEAR ENDED MARCH 31,
                                                            --------------------
CLASS R                                                        2010    2009(a)
-------                                                       ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $ 9.38    $10.00
                                                              ------    ------
Income from investment operations(b):
   Net investment income(c) .............................       0.03      0.08
   Net realized and unrealized gains (losses) ...........       5.95     (0.70)
                                                              ------    ------
Total from investment operations ........................       5.98     (0.62)
                                                              ------    ------
Less distributions from:
   Net investment income ................................      (0.07)       --
   Net realized gains ...................................      (0.10)       --
                                                              ------    ------
Total distributions .....................................      (0.17)       --
                                                              ------    ------
Net asset value, end of year ............................     $15.19    $ 9.38
                                                              ------    ------
Total return(d) .........................................      63.95%    (6.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and
   expense reductions ...................................       3.30%     5.78%
Expenses net of waiver and payments by affiliates and
   expense reductions(f) ................................       2.35%     2.04%
Net investment income ...................................       0.40%     0.70%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................     $   50    $   24
Portfolio turnover rate .................................       7.87%    14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                            YEAR ENDED MARCH 31,
                                                            --------------------
ADVISOR CLASS                                                   2010    2009(a)
-------------                                                 -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $  9.40    $10.00
                                                              -------    ------
Income from investment operations(b):
   Net investment income(c) .............................        0.13      0.06
   Net realized and unrealized gains (losses) ...........        5.93     (0.66)
                                                              -------    ------
Total from investment operations ........................        6.06     (0.60)
                                                              -------    ------
Less distributions from:
   Net investment income ................................       (0.13)       --
   Net realized gains ...................................       (0.10)       --
                                                              -------    ------
Total distributions .....................................       (0.23)       --
                                                              -------    ------
Net asset value, end of year ............................     $ 15.23    $ 9.40
                                                              =======    ======
Total return(d) .........................................       65.00%    (6.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and
   expense reductions ...................................        2.80%     5.59%
Expenses net of waiver and payments by affiliates and
   expense reductions(f) ................................        1.85%     1.85%
Net investment income ...................................        0.90%     0.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................     $10,458    $  568
Portfolio turnover rate .................................        7.87%    14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010

       TEMPLETON FRONTIER MARKETS FUND                                  INDUSTRY                      SHARES              VALUE
       -------------------------------                   --------------------------------------   -------------       -------------
       COMMON STOCKS 85.3%
       ARGENTINA 1.2%
   (a) Telecom Argentina SA, B, ADR ..................   Diversified Telecommunication Services          25,040       $     469,250
   (a) Ultrapetrol Bahamas Ltd. ......................                   Marine                          28,207             154,856
                                                                                                                      -------------
                                                                                                                            624,106
                                                                                                                      -------------
       CAMBODIA 1.4%
       NagaCorp Ltd. .................................        Hotels, Restaurants & Leisure           5,419,611             711,982
                                                                                                                      -------------
       CHILE 0.3%
       Banco Santander Chile SA, ADR .................              Commercial Banks                      1,400              95,508
       Lan Airlines SA, ADR ..........................                  Airlines                          3,700              65,305
                                                                                                                      -------------
                                                                                                                            160,813
                                                                                                                      -------------
       CROATIA 0.2%
       Hrvatske Telekomunikacije dd, GDR .............   Diversified Telecommunication Services           2,100             125,588
                                                                                                                      -------------
       CYPRUS 1.5%
(a, b) Sintal Agriculture Ltd., GDR, Reg S ...........                Food Products                     166,847             766,423
                                                                                                                      -------------
       EGYPT 10.9%
       Alexandria Mineral Oils Co. ...................                  Chemicals                       165,708           1,289,308
       Commercial International Bank Ltd. ............              Commercial Banks                     16,000             188,885
       Delta Sugar Co. ...............................                Food Products                      16,221              57,095
       Eastern Tobacco ...............................                   Tobacco                         55,700           1,264,530
       Egyptian International Pharmaceutical
          Industries Co. .............................               Pharmaceuticals                    158,211           1,063,168
       El Ezz Aldekhela Steel Alexa Co. ..............               Metals & Mining                        220              39,237
       Maridive & Oil Services SAE ...................         Energy Equipment & Services               12,350              57,427
       National Society General Bank .................              Commercial Banks                     21,431             128,485
   (b) Orascom Telecom Holding SAE, GDR, Reg S .......     Wireless Telecommunication Services          110,620             566,374
       Paints & Chemical Industries Co. SAE ..........                  Chemicals                        81,820             748,952
       Telecom Egypt .................................   Diversified Telecommunication Services         113,790             351,951
                                                                                                                      -------------
                                                                                                                          5,755,412
                                                                                                                      -------------
       GEORGIA 0.3%
(a, b) Bank of Georgia JSC, GDR, Reg S ...............       Diversified Financial Services              15,900             175,695
                                                                                                                      -------------
       GHANA 0.6%
       Ecobank Transnational Inc. ....................              Commercial Banks                  2,593,138             328,781
                                                                                                                      -------------
       INDONESIA 1.0%
       PT Astra International Tbk ....................                 Automobiles                       12,000              55,314
       PT Gudang Garam Tbk ...........................                   Tobacco                         81,500             221,906
   (a) PT Panin Financial Tbk ........................                  Insurance                     4,579,000              92,688
       PT Semen Gresik (Persero) Tbk .................           Construction Materials                  99,000              79,505
       PT Telekomunikasi Indonesia, B ................   Diversified Telecommunication Services         104,000              92,101
                                                                                                                      -------------
                                                                                                                            541,514
                                                                                                                      -------------
       IRELAND 0.3%
   (a) Dragon Oil PLC ................................       Oil, Gas & Consumable Fuels                 24,340             178,772
                                                                                                                      -------------


                               Annual Report | 19

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                  INDUSTRY                      SHARES              VALUE
       -------------------------------                   --------------------------------------   -------------       -------------
       COMMON STOCKS (CONTINUED)
       JORDAN 4.0%
       Arab Bank PLC .................................              Commercial Banks                     60,255       $     917,969
       Arab Potash Co. Ltd. ..........................                  Chemicals                        15,287             744,223
   (a) Jordan Phosphate Mines ........................               Metals & Mining                     18,647             447,580
                                                                                                                      -------------
                                                                                                                          2,109,772
                                                                                                                      -------------
       KAZAKHSTAN 2.7%
       KazMuniGas Exploration Production, GDR ........         Oil, Gas & Consumable Fuels               58,500           1,440,270
                                                                                                                      -------------
       KENYA 6.0%
       British American Tobacco Kenya Ltd. Corp. .....                   Tobacco                        298,900             784,748
       East African Breweries Ltd. ...................                  Beverages                       603,400           1,264,237
       Equity Bank Ltd. ..............................              Commercial Banks                    598,800             122,750
       Safaricom Ltd. ................................     Wireless Telecommunication Services       14,414,000           1,025,310
                                                                                                                      -------------
                                                                                                                          3,197,045
                                                                                                                      -------------
       KUWAIT 2.8%
       Kout Food Group ...............................        Hotels, Restaurants & Leisure             210,000             238,579
   (a) National Mobile Telecommunications Co. ........     Wireless Telecommunication Services          232,500           1,264,674
                                                                                                                      -------------
                                                                                                                          1,503,253
                                                                                                                      -------------
       LATVIA 0.9%
   (a) Grindeks ......................................               Pharmaceuticals                     48,770             491,978
                                                                                                                      -------------
       LEBANON 0.2%
   (b) Banque Audi sal, GDR, Reg S ...................              Commercial Banks                        600              55,620
       BLOM Bank Sal, GDR ............................              Commercial Banks                        500              49,950
                                                                                                                      -------------
                                                                                                                            105,570
                                                                                                                      -------------
       LITHUANIA 0.5%
   (a) Rokiskio Suris AB .............................                Food Products                     115,100             157,724
       Teo LT AB .....................................   Diversified Telecommunication Services         140,218             127,912
                                                                                                                      -------------
                                                                                                                            285,636
                                                                                                                      -------------
       MALAWI 0.9%
   (b) Press Corp. Ltd., GDR, Reg S ..................               Capital Markets                     21,950             449,142
                                                                                                                      -------------
       MAURITIUS 3.0%
       Mauritius Commercial Bank .....................              Commercial Banks                    283,949           1,251,462
       New Mauritius Hotels Ltd. .....................        Hotels, Restaurants & Leisure              75,060             313,272
                                                                                                                      -------------
                                                                                                                          1,564,734
                                                                                                                      -------------
       NETHERLANDS 0.7%
   (a) Vimetco NV, GDR ...............................               Metals & Mining                    138,000             349,140
                                                                                                                      -------------
       NIGERIA 9.5%
       Dangote Sugar Refinery PLC ....................                Food Products                   2,129,000             263,982
       Guinness Nigeria PLC ..........................                  Beverages                       696,846             649,771
       Nestle Foods Nigeria PLC ......................                Food Products                      89,461             161,512


                               20 | Annual Report

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                  INDUSTRY                      SHARES              VALUE
       -------------------------------                   --------------------------------------   -------------       -------------
       COMMON STOCKS (CONTINUED)
       NIGERIA (CONTINUED)
       Nigerian Breweries PLC ........................                  Beverages                     2,673,276       $   1,102,760
   (c) Oando PLC .....................................         Oil, Gas & Consumable Fuels            1,055,548             583,379
       UAC of Nigeria PLC ............................          Industrial Conglomerates              2,929,682             981,760
   (a) United Bank for Africa PLC ....................              Commercial Banks                 12,761,205           1,307,121
                                                                                                                      -------------
                                                                                                                          5,050,285
                                                                                                                      -------------
       OMAN 2.2%
       Bank Muscat SAOG ..............................              Commercial Banks                    225,620             492,848
       Ominvest ......................................               Capital Markets                    532,970             678,325
                                                                                                                      -------------
                                                                                                                          1,171,173
                                                                                                                      -------------
       PAKISTAN 1.3%
       Fauji Fertilizer Co. Ltd. .....................                  Chemicals                        16,500              21,562
       Indus Motor Co. Ltd. ..........................                 Automobiles                       90,600             224,882
       Pakistan Telecommunications Corp., A ..........   Diversified Telecommunication Services       1,681,800             419,049
                                                                                                                      -------------
                                                                                                                            665,493
                                                                                                                      -------------
       PANAMA 3.2%
       Banco Latinoamericano de Comercio Exterior
          SA .........................................              Commercial Banks                     56,690             814,068
       Copa Holdings SA ..............................                  Airlines                         14,800             899,840
                                                                                                                      -------------
                                                                                                                          1,713,908
                                                                                                                      -------------
       PERU 1.0%
       Credicorp Ltd. ................................              Commercial Banks                      6,100             537,898
                                                                                                                      -------------
       PHILIPPINES 1.3%
       Globe Telecom Inc. ............................     Wireless Telecommunication Services            5,560             123,240
       Manila Water Co. Inc. .........................               Water Utilities                    232,000              80,993
       Pepsi-Cola Products Philippines Inc. ..........                  Beverages                     7,005,000             403,702
       Universal Robina Corp. ........................                Food Products                     124,900              69,212
                                                                                                                      -------------
                                                                                                                            677,147
                                                                                                                      -------------
       QATAR 7.1%
       Commercial Bank of Qatar ......................              Commercial Banks                     68,903           1,396,606
       Doha Bank QSC .................................              Commercial Banks                     11,111             154,718
       Qatar Electricity & Water Co. .................               Multi-Utilities                     35,094             992,772
       Qatar National Bank ...........................              Commercial Banks                     12,255             456,070
   (a) Qatar Telecom QSC (Q-Tel) .....................   Diversified Telecommunication Services          18,810             773,374
                                                                                                                      -------------
                                                                                                                          3,773,540
                                                                                                                      -------------
       ROMANIA 0.9%
       BRD-Groupe Societe Generale ...................              Commercial Banks                     38,280             197,160
   (a) OMV Petrom SA .................................         Oil, Gas & Consumable Fuels            2,421,300             274,998
                                                                                                                      -------------
                                                                                                                            472,158
                                                                                                                      -------------


                               Annual Report | 21

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                  INDUSTRY                      SHARES              VALUE
       -------------------------------                   --------------------------------------   -------------       -------------
       COMMON STOCKS (CONTINUED)
       SOUTH AFRICA 4.9%
   (a) Africa Cellular Towers Ltd. ...................               Metals & Mining                    476,414       $      39,262
   (a) MTN Group Ltd. ................................     Wireless Telecommunication Services          165,800           2,550,594
                                                                                                                      -------------
                                                                                                                          2,589,856
                                                                                                                      -------------
       TUNISIA 0.1%
       Poulina Group Holding .........................       Diversified Financial Services               8,693              48,020
                                                                                                                      -------------
       UKRAINE 1.3%
   (a) MHP SA, GDR ...................................                Food Products                      51,540             695,790
                                                                                                                      -------------
       UNITED ARAB EMIRATES 6.3%
       Air Arabia ....................................                  Airlines                      1,636,780             436,712
   (a) Aramex Co. ....................................           Air Freight & Logistics                179,674              92,943
       DP World Ltd. .................................        Transportation Infrastructure           3,184,733           1,640,138
   (a) Emaar Properties PJSC .........................    Real Estate Management & Development          128,439             139,874
       First Gulf Bank ...............................              Commercial Banks                    197,146             966,139
       National Bank of Abu Dhabi ....................              Commercial Banks                     12,617              41,221
   (a) Union National Bank ...........................              Commercial Banks                     32,242              30,723
                                                                                                                      -------------
                                                                                                                          3,347,750
                                                                                                                      -------------
       UNITED KINGDOM 2.3%
(a, c) Gem Diamonds Ltd. .............................               Metals & Mining                    199,210             751,614
       PZ Cussons PLC ................................             Household Products                   117,970             487,548
                                                                                                                      -------------
                                                                                                                          1,239,162
                                                                                                                      -------------
       VIETNAM 2.6%
       Bentre Aqua Product Import & Export JSC .......                Food Products                      34,400              97,308
       Cat Loi JSC ...................................                   Tobacco                         68,330              93,421
       Dong Phu Rubber JSC ...........................                  Chemicals                        15,300              48,890
       Dry Cell Storage Battery JSC ..................            Electrical Equipment                    7,310              26,996
       Gemadept Corp. ................................        Transportation Infrastructure              12,800              51,629
       Hoa An JSC ....................................           Construction Materials                 174,120             428,687
       Hoa Binh Rubber JSC ...........................                  Chemicals                         4,490               8,350
       Imexpharm Pharmaceutical JSC ..................               Pharmaceuticals                      6,900              25,843
       North Kinhdo Food JSC .........................                Food Products                       1,680               3,969
       OPC Pharmaceutical JSC ........................               Pharmaceuticals                      7,350              18,866
       Petrovietnam Fertilizer and Chemical JSC ......                  Chemicals                         3,180               5,397
       Tan Tien Plastic Packaging JSC ................           Containers & Packaging                  52,300             120,545
   (a) Tay Ninh Rubber JSC ...........................                  Chemicals                        15,040              53,968
       Vietnam Container Shipping JSC ................                   Marine                          26,000             118,491
       Vietnam Dairy Products JSC ....................                Food Products                      44,500             198,140
       Vietnam Superintendence & Inspection JSC ......               Pharmaceuticals                     53,500              61,375
                                                                                                                      -------------
                                                                                                                          1,361,875
                                                                                                                      -------------


                               22 | Annual Report

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                  INDUSTRY                      SHARES              VALUE
       -------------------------------                   --------------------------------------   -------------       -------------
       COMMON STOCKS (CONTINUED)
       ZAMBIA 1.8%
       Celtel Zambia Ltd. ............................     Wireless Telecommunication Services        5,230,950        $    681,812
   (a) Zambeef Products PLC ..........................                Food Products                     326,410             276,193
                                                                                                                      -------------
                                                                                                                            958,005
                                                                                                                      -------------
       ZIMBABWE 0.1%
   (a) Delta Corp. Ltd. ..............................                  Beverages                        76,000              36,100
                                                                                                                      -------------
       TOTAL COMMON STOCKS
          (COST $39,097,053) .........................                                                                   45,203,786
                                                                                                                      -------------
   (d) PARTICIPATORY NOTES 0.8%
       SAUDIA ARABIA 0.8%
   (a) HSBC Bank PLC, Fawaz Abdulaziz Alhokair & Co.,
          9/5/11 .....................................              Specialty Retail                      2,307              25,285
       HSBC Bank PLC, Samba Financial Group,
          9/5/11 .....................................              Commercial Banks                     25,596             402,705
                                                                                                                      -------------
       TOTAL PARTICIPATORY NOTES
       (COST $413,357) ...............................                                                                      427,990
                                                                                                                      -------------
       PREFERRED STOCKS (COST $266,545) 0.6%
       CROATIA 0.6%
       Adris Grupa d.d., pfd. ........................                   Tobacco                          5,425             294,601
                                                                                                                      -------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(f)
                                                                                                  -------------
       CONVERTIBLE BONDS (COST $752) 0.0%(e)
       OMAN 0.0%(e)
       Bank Muscat SAOG., cvt., 7.00%, 3/20/14 .......              Commercial Banks                        289 OMR             721
                                                                                                                      -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $39,777,707) .............                                                                   45,927,098
                                                                                                                      -------------

                                                                                                      SHARES
                                                                                                  -------------
       SHORT TERM INVESTMENTS (COST $5,783,811)
       10.9%
       MONEY MARKET FUNDS 10.9%
       UNITED STATES 10.9%
   (g) Institutional Fiduciary Trust Money Market
          Portfolio, 0.00%                                                                            5,783,811           5,783,811
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $45,561,518)
          97.6% ......................................                                                                   51,710,909
       OTHER ASSETS, LESS LIABILITIES 2.4% ...........                                                                    1,288,240
                                                                                                                      -------------
       NET ASSETS 100.0% .............................                                                                $  52,999,149
                                                                                                                      =============


                               Annual Report | 23

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

See Abbreviations on page 39.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $2,013,254, representing 3.80% of net assets.

(c) A portion of the security purchased on a delayed delivery basis. See Note 1(c).

(d)  See Note 1(d) regarding Participatory Notes.

(e)  Rounds to less than 0.1% of net assets.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

     The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

                                                                   TEMPLETON
                                                                FRONTIER MARKETS
                                                                      FUND
                                                                ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................       $39,777,707
      Cost - Sweep Money Fund (Note 7) ......................         5,783,811
                                                                    -----------
      Total cost of investments .............................       $45,561,518
                                                                    -----------
      Value - Unaffiliated issuers ..........................       $45,927,098
      Value - Sweep Money Fund (Note 7) .....................         5,783,811
                                                                    -----------
      Total value of investments ............................        51,710,909
   Cash .....................................................            26,826
   Foreign currency, at value (cost $27,549) ................            27,538
   Receivables:
      Capital shares sold ...................................         2,134,146
      Dividends and interest. ...............................           147,968
   Other assets .............................................                48
                                                                    -----------
         Total assets .......................................        54,047,435
                                                                    -----------
Liabilities:
   Payables:
      Investment securities purchased .......................           875,363
      Capital shares redeemed ...............................            34,993
      Affiliates ............................................            39,707
   Accrued expenses and other liabilities ...................            98,223
                                                                    -----------
         Total liabilities ..................................         1,048,286
                                                                    -----------
            Net assets, at value. ...........................       $52,999,149
                                                                    -----------
Net assets consist of:
   Paid-in capital ..........................................       $46,783,502
   Distributions in excess of net invetment income. .........           (37,872)
   Net unrealized appreciation (depreciation) ...............         6,145,711
   Accumulated net realized gain (loss) .....................           107,808
                                                                    -----------
            Net assets, at value. ...........................       $52,999,149
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010

                                                                               TEMPLETON
                                                                           FRONTIER MARKETS
                                                                                 FUND
                                                                           ----------------
CLASS A:
   Net assets, at value. ...............................................      $35,649,516
                                                                              -----------
   Shares outstanding ..................................................        2,345,933
                                                                              -----------
   Net asset value per share(a) ........................................      $     15.20
                                                                              -----------
   Maximum offering price per share (net asset value per share / 94.25%)      $     16.13
                                                                              -----------
CLASS C:
   Net assets, at value. ...............................................      $ 6,841,833
                                                                              -----------
   Shares outstanding ..................................................          454,338
                                                                              -----------
   Net asset value and maximum offering price per share(a) .............      $     15.06
                                                                              -----------
CLASS R:
   Net assets, at value. ...............................................      $    50,034
                                                                              -----------
   Shares outstanding ..................................................            3,293
                                                                              -----------
   Net asset value and maximum offering price per share ................      $     15.19
                                                                              -----------
ADVISOR CLASS:
   Net assets, at value. ...............................................      $10,457,766
                                                                              -----------
   Shares outstanding ..................................................          686,474
                                                                              -----------
   Net asset value and maximum offering price per share ................      $     15.23
                                                                              ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

                                                                                          TEMPLETON
                                                                                      FRONTIER MARKETS
                                                                                            FUND
                                                                                      ----------------

Investment income:
   Dividends: (net of foreign taxes of $25,547)
      Unaffiliated issuers ........................................................      $  469,464
      Sweep Money Fund (Note 7) ...................................................              97
                                                                                         ----------
         Total investment income ..................................................         469,561
                                                                                         ----------
Expenses:
   Management fees (Note 3a) ......................................................         205,801
   Administrative fees (Note 3b) ..................................................          33,816
   Distribution fees: (Note 3c)
      Class A .....................................................................          28,971
      Class C .....................................................................          17,563
      Class R .....................................................................             180
   Transfer agent fees (Note 3e) ..................................................          13,328
   Custodian fees (Note 4) ........................................................          32,864
   Reports to shareholders ........................................................          27,080
   Registration and filing fees ...................................................          49,819
   Professional fees ..............................................................          44,947
   Amortization of offering costs .................................................          53,454
   Other ..........................................................................          16,030
                                                                                         ----------
         Total expenses ...........................................................         523,853
         Expense reductions (Note 4) ..............................................            (660)
         Expenses waived/paid by affiliates (Note 3f) .............................        (160,813)
                                                                                         ----------
            Net expenses ..........................................................         362,380
                                                                                         ----------
               Net investment income ..............................................         107,181
                                                                                         ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................         256,161
      Foreign currency transactions ...............................................         (95,329)
                                                                                         ----------
               Net realized gain (loss) ...........................................         160,832
                                                                                         ----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................       6,473,074
      Translation of other assets and liabilities denominated in foreign currencies          (2,619)
                                                                                         ----------
               Net change in unrealized appreciation (depreciation) ...............       6,470,455
                                                                                         ----------
Net realized and unrealized gain (loss) ...........................................       6,631,287
                                                                                         ----------
Net increase (decrease) in net assets resulting from operations ...................      $6,738,468
                                                                                         ==========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          TEMPLETON FRONTIER MARKETS FUND
                                                                                               YEAR ENDED MARCH 31,
                                                                                          -------------------------------
                                                                                                2010           2009(a)
                                                                                          --------------   ------------

Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................................   $    107,181      $     14,648
      Net realized gain (loss) from investments and foreign currency transactions ....        160,832           (22,483)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ..................................................................      6,470,455          (324,744)
                                                                                         ------------      ------------
         Net increase (decrease) in net assets resulting from operations .............      6,738,468          (332,579)
                                                                                         ------------      ------------
Distributions to shareholders from:
   Net investment income:
      Class A ........................................................................       (103,111)               --
      Class C ........................................................................        (13,708)               --
      Class R ........................................................................           (182)               --
      Advisor Class ..................................................................        (25,706)               --
   Net realized gains:
      Class A ........................................................................        (89,718)               --
      Class C ........................................................................        (15,903)               --
      Class R ........................................................................           (248)               --
      Advisor Class ..................................................................        (19,324)               --
                                                                                         ------------      ------------
   Total distributions to shareholders ...............................................       (267,900)               --
                                                                                         ------------      ------------
   Capital share transactions: (Note 2)
      Class A ........................................................................     25,555,392         5,440,607
      Class C ........................................................................      6,201,473           107,897
      Class R ........................................................................         10,919            23,688
      Advisor Class ..................................................................      8,938,586           582,598
                                                                                         ------------      ------------
   Total capital share transactions ..................................................     40,706,370         6,154,790
                                                                                         ------------      ------------
         Net increase (decrease) in net assets .......................................     47,176,938         5,822,211
Net assets:
   Beginning of year .................................................................      5,822,211                --
                                                                                         ------------      ------------
   End of year .......................................................................   $ 52,999,149      $  5,822,211
                                                                                         ------------      ------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year .......................................................................   $    (37,872)     $     39,143
                                                                                         ============      ============

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment


                               Annual Report | 29

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               30 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. PARTICIPATORY NOTES

The Fund may invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

E. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to


                               Annual Report | 31

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               32 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   YEAR ENDED MARCH 31,
                                      ----------------------------------------------
                                                2010                   2009(a)
                                      -----------------------   --------------------
                                        SHARES       AMOUNT      SHARES     AMOUNT
                                      ---------   -----------   -------   ----------
CLASS A SHARES:
   Shares sold ....................   1,845,239   $26,178,409   549,757   $5,473,106
   Shares issued in reinvestment of
      distributions ...............       5,350        73,081        --           --
   Shares redeemed ................     (50,817)     (696,098)   (3,596)     (32,499)
                                      ---------   -----------   -------   ----------
   Net increase (decrease) ........   1,799,772   $25,555,392   546,161   $5,440,607
                                      =========   ===========   =======   ==========
CLASS C SHARES:
   Shares sold ....................     447,992   $ 6,272,188    11,495   $  107,897
   Shares issued in reinvestment of
      distributions ...............       1,290        17,501        --           --
   Shares redeemed ................      (6,439)      (88,216)       --           --
                                      ---------   -----------   -------   ----------
   Net increase (decrease) ........     442,843   $ 6,201,473    11,495   $  107,897
                                      =========   ===========   =======   ==========
CLASS R SHARES:
   Shares sold ....................         756   $    10,660     2,518   $   23,688
   Shares issued in reinvestment of
      distributions ...............          19           259        --           --
   Shares redeemed ................          --            --        --           --
                                      ---------   -----------   -------   ----------
   Net increase (decrease) ........         775   $    10,919     2,518   $   23,688
                                      =========   ===========   =======   ==========
ADVISOR CLASS SHARES:
   Shares sold ....................     645,374   $ 9,192,160    62,109   $  598,528
   Shares issued in reinvestment of
      distributions ...............       1,666        22,790        --           --
   Shares redeemed ................     (21,000)     (276,364)   (1,675)     (15,930)
                                      ---------   -----------   -------   ----------
   Net increase (decrease) ........     626,040   $ 8,938,586    60,434   $  582,598
                                      =========   ===========   =======   ==========

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.


                               Annual Report | 33

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   --------------------------------------------------
1.25%                 Up to and including $1 billion
1.20%                 Over $1 billion, up to and including $5 billion
1.15%                 Over $5 billion, up to and including $10 billion
1.10%                 Over $10 billion, up to and including $15 billion
1.05%                 Over $15 billion, up to and including $20 billion
1.00%                 In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                               34 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A....   0.30%
Class C....   1.00%
Class R....   0.50%

Distribution fees were not charged on shares held by affiliates.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers......................   $54,104
Contingent deferred sales charges retained.........   $   168

E. TRANSFER AGENT FEES

For the year ended March 31, 2010, the Fund paid transfer agent fees of $13,328, of which $10,813 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.85% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 1, 2010.

G. OTHER AFFILIATED TRANSACTIONS

At March 31, 2010, Franklin Advisers Inc. (an affiliate of the investment manager) owned 14.27% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 35

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

5. INCOME TAXES

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                              2010           2009
                           ------------   ----------
Distributions paid from:
   Ordinary income.......    $267,900       $ --

At March 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments..........................   $45,626,088
                                                ===========
Unrealized appreciation......................   $ 6,394,980
Unrealized depreciation......................      (310,159)
                                                -----------
Net unrealized appreciation (depreciation)...   $ 6,084,821
                                                ===========
Undistributed ordinary income................   $    89,296
Undistributed long term capital gains........        45,208
                                                -----------
Distributable earnings.......................   $   134,504
                                                ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $36,046,868 and $1,181,798, respectively.


                               36 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment Manager). Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2010, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 37

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets carried at fair value:

                                         LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                       -----------  ----------  --------  -----------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Croatia ...................   $   294,601  $  125,588     $--    $   420,189
         Malawi ....................            --     449,142      --        449,142
         Other Equity
            Investments(b) .........    44,629,056          --      --     44,629,056
      Convertible Bonds ............            --         721      --            721
      Participatory Notes ..........            --     427,990      --        427,990
      Short Term Investments .......     5,783,811          --      --      5,783,811
                                       -----------  ----------     ---    -----------
            Total Investments in
               Securities ..........   $50,707,468  $1,003,441     $--    $51,710,909
                                       ===========  ==========     ===    ===========

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU) which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.


                               38 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

OMR - Omani Rial

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt


                               Annual Report | 39

TEMPLETON GLOBAL INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON FRONTIER MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Frontier Markets Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 14, 2008 (commencement of operations) through March 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               40 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TAX DESIGNATION (UNAUDITED)

TEMPLETON FRONTIER MARKETS FUND

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $125,193 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $118,366 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 9, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

                                                   FOREIGN
                   FOREIGN TAX      FOREIGN        QUALIFIED
                      PAID       SOURCE INCOME     DIVIDENDS
CLASS               PER SHARE       PER SHARE      PER SHARE
-----              -----------   -------------   ------------
Class A ........      $0.0024       $0.0281         $0.0065
Class C ........      $0.0024       $0.0300         $0.0071
Class R ........      $0.0024       $0.0285         $0.0066
Advisor Class ..      $0.0024       $0.0309         $0.0072


                               Annual Report | 41

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               42 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------------   ---------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1994           133                        Bar-S Foods (meat packing
500 East Broward Blvd.                                                                             company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008           31                         SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                             Allied Capital Corporation
Suite 2100                                                                                         (financial services) (2003-2010).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 2001           23                         Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                             company) and AML Foods Limited
Suite 2100                                                                                         (retail distributors.
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)          Lead              Trustee since        133                        Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                                   refining of oil and gas), H.J.
Suite 2100                       Trustee           Independent                                     Heinz Company (processed foods
Fort Lauderdale, FL 33394-3091                     Trustee                                         and allied products), RTI
                                                   since 2007                                      International Metals, Inc.
                                                                                                   (manufacture and distribution
                                                                                                   of titanium), Canadian National
                                                                                                   Railway (railroad) and White
                                                                                                   Mountains Insurance Group, Ltd.
                                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 43

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------------   ---------------------------------
J. MICHAEL LUTTIG (1954)         Trustee           Since                133                        Boeing Capital Corporation
500 East Broward Blvd.                             December 2009                                   (aircraft financing).
Suite 2100
Fort Lauderdale, FL 33394

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

DAVID W. NIEMIEC (1949)          Trustee           Since 2006           23                         Emeritus Corporation (assisted
500 East Broward Blvd.                                                                             living) and OSI Pharmaceuticals,
Suite 2100                                                                                         Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           133                        Hess Corporation (exploration and
500 East Broward Blvd.                                                                             refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2006           141                        Cbeyond, Inc. (business
500 East Broward Blvd.                                                                             communications provider).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 2001           23                         None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).


                               44 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------------   ---------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2006           38                         El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law engaged in private practice (1973-2009) and member of various boards.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------------   ---------------------------------

**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and Vice     133                        None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1994 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in
Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2006           89                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable             Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since 2009           Not Applicable             Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).


                               Annual Report | 45

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------------   ---------------------------------
ALIYA S. GORDON (1973)           Vice President    Since 2009           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since August 2009    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)             President and     Since 2007           Not Applicable             Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

MARK H. OTANI (1968)             Treasurer,        Since 2009           Not Applicable             Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.


                               46 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   ------------------------   ---------------------------------
ROBERT C. ROSSELOT (1960)        Secretary and     Secretary since      Not Applicable             Not Applicable
500 East Broward Blvd.           Vice President    2004 and Vice
Suite 2100                                         President since
Fort Lauderdale, FL 33394-3091                     August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since August 2009    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 47

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON FRONTIER MARKETS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for Templeton Frontier Markets Fund, one of the separate funds within Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               48 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the total return of its Class A shares during 2009 (the Fund's


                               Annual Report | 49

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

first full year of operation) in comparison to a Lipper performance universe consisting of all retail and institutional emerging markets funds. The Lipper report showed such Fund's 2009 total return to be in the fifth or lowest performing quintile of such universe. The Board did not believe such performance to be particularly meaningful in view of the Fund's brief period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be the third highest in its 13-member Lipper expense group, being 19 basis points above its Lipper expense group median, while its actual total expense ratio was the eighth highest in such group, being approximately five basis points above such group's median. The Board found such comparative expenses as shown in the Lipper report to be acceptable and noted that this Fund's expenses had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely


                               50 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides for breakpoints that are above such Fund's existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders. The Board also noted, as previously mentioned in the discussion of comparative expenses, that management had subsidized the Fund's expenses.


                               Annual Report | 51

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               52 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FRONTIER MARKETS FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager.

Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing..

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

096 A 05/10


MARCH 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                               TEMPLETON BRIC FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Templeton BRIC Fund ......................................................     3
Performance Summary ......................................................     8
Your Fund's Expenses .....................................................    11
Financial Highlights and Statement of Investments ........................    13
Financial Statements .....................................................    19
Notes to Financial Statements ............................................    23
Report of Independent Registered Public Accounting Firm ..................    32
Tax Designation ..........................................................    33
Board Members and Officers ...............................................    35
Shareholder Information ..................................................    40

Shareholder Letter

Dear Shareholder:

Global equity markets bottomed in March 2009 and began a long rally as credit and economic conditions improved for the 12 months ended March 31, 2010. Notable turnarounds in world trade reflected recovering demand and provided the underpinnings to a broadening global economic recovery. BRIC countries (Brazil, Russia, India and China) benefited from the recovery's increasing momentum, and their stock markets as a whole outperformed emerging and developed markets.

Templeton BRIC Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

ANNUAL REPORT

TEMPLETON BRIC FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies -- those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/10

                                   (PIE CHART)

Brazil                                      32.7%
China Region*                               25.7%
Russia                                      20.6%
India                                       18.5%
Kazakhstan                                   1.2%
Short-Term Investments & Other Net Assets    1.3%

*    China region includes China, Hong Kong and Taiwan.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton BRIC Fund's annual report for the fiscal year ended March 31, 2010.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A posted a +92.67% cumulative total return for the 12 months ended March 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Brazil, Russia, India, China (BRIC) Equity Index, which posted a total return of +86.37% during

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                Annual Report | 3
the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12 months under review, emerging market equity prices surged as the global stock rally that began in March 2009 continued. This upswing was largely due to a rapid increase in liquidity resulting from many countries' expansionary monetary policies and huge stimulus packages, which were implemented to pull economies out of recession and return them to sustainable growth. Stronger commodity prices and emerging market currencies also supported the stock markets.

Among BRIC markets, Brazil, Russia and India posted returns in excess of 100% in U.S. dollar terms for the reporting period.(1) China underperformed its BRIC counterparts despite its +57.97% return.(1) Higher metals and crude oil prices as well as strength in the real and ruble supported Brazil's and Russia's equity prices, while robust economic fundamentals and investment flows fueled the Indian market. In China, overheating in some sectors and rising inflationary pressures led Beijing to begin withdrawing stimulus measures and tightening bank lending in January, and investors responded by adopting a more cautious view on China. However, reassurance from Premier Wen that China's stimulus withdrawal would be "very cautious and flexible" and not risk derailing the country's recovery helped calm investor anxiety somewhat toward period-end.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index comprises the equity indexes of each of these countries. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                                4 | Annual Report
strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

For the 12 months under review, key contributors to the Fund's absolute performance were Brazilian holdings: Vale, a top global iron ore and nickel producer; Petrobras (Petroleo Brasileiro), the national oil and gas company; and Itau Unibanco Holding, the country's largest financial conglomerate that provides a full range of banking and financial services. A rise in commodity prices, a stronger real and stable economic fundamentals drove share prices. The merger between Itau and Unibanco created the largest financial entity in Latin America, and in our analysis, Itau Unibanco is in a strong position to benefit from the growing financial and banking needs of consumers in Brazil as well as the rest of the region.

In an environment where most of the Fund's holdings rose in absolute terms, only a few holdings marginally detracted from absolute performance during the review period, including Construtora Tenda, Honghua Group and Sinopec (China Petroleum and Chemical). By period-end, we no longer held a position in Brazilian real estate developer Construtora Tenda because the company was purchased by Gafisa, one of Brazil's leading homebuilders. We held shares of Gafisa prior to the merger, and we maintained a positive view on the stock due to its strong brand name and market position. We divested the Fund's position in Chinese land rig manufacturer Honghua Group due to availability of what we considered more attractively valued companies in our investment universe. Sinopec was a new addition during this reporting period, and we believe the leading integrated energy company is in a strong market position to capitalize on China's continued energy demand.

During the review period, the Fund received substantial inflows, which provided us with an opportunity to increase the Fund's positions in Brazil, Russia and India. In China, we switched out of the Fund's investments in the Hong Kong-listed Red Chip shares into China H shares as certain holdings reached their price targets.(2) Specifically, we increased the Fund's exposure to diversified banking, oil and gas, metals and mining, IT consulting and other services, and coal and consumable fuels companies. While oil prices remained below their 2008 peak, prices had more than doubled from their

(2.) "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. Red Chip and China H shares are traded on the Hong Kong Stock Exchange.

TOP 10 EQUITY HOLDINGS
3/31/10

COMPANY                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
------------------------                        ----------
Vale SA, ADR, pfd., A                              7.6%
   METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA), ADR, pfd.      6.8%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Yanzhou Coal Mining Co. Ltd., H                    5.1%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Itau Unibanco Holding SA, ADR                      5.0%
   COMMERCIAL BANKS, BRAZIL
PetroChina Co. Ltd., H                             4.2%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Gazprom, ADR                                       3.9%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Banco Bradesco SA, ADR, pfd.                       3.7%
   COMMERCIAL BANKS, BRAZIL
Norilsk Nickel (Mining and Metallurgical Co.
   Norilsk Nickel), ADR                            3.3%
   METALS & MINING, RUSSIA
LUKOIL Holdings, ADR                               3.1%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Hindalco Industries Ltd.                           3.0%
   METALS & MINING, INDIA


                                Annual Report | 5
previous lows, which benefited energy companies. Based on our analysis, we believe commodity prices could maintain a long-term upward trend because of commodities' relatively inelastic supply and strong demand from emerging markets. Ongoing infrastructure development continued to drive demand for hard commodities such as metals. Major purchases for the Fund included shares of PetroChina, the country's largest oil and gas company, and Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world's leading nickel producers. In addition, based on the financial and banking sectors' liberalization and consolidation in BRIC markets and the growing financial services needs of consumers, we made several purchases including shares of Russia's Sberbank and Brazil's Banco Bradesco and Itausa - Investimentos Itau. Based on the continuing outsourcing trend to Indian IT consulting services companies, we initiated positions in leaders Infosys Technologies and Tata Consultancy Services.

Conversely, we reduced the Fund's exposure to telecommunication services providers, which allowed us to focus on stocks we considered more attractively valued in our investment universe. Key sales included shares of Chinese providers, China Mobile, China Unicom and China Telecom (Hong Kong), and Bharti Airtel in India and Mobile TeleSystems in Russia. We also made select sales in industrial machinery, life and health insurance, and marine ports and services companies by period-end.


                                6 | Annual Report

Thank you for your continued participation in Templeton BRIC Fund.

We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ MARK MOBIUS

Mark Mobius

(PHOTO OF DENNIS LIM)


/s/ Dennis Lim

Dennis Lim

(PHOTO OF TOM WU)


/s/ Tom Wu

Tom Wu

Portfolio Management Team
Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TABRX)                    CHANGE   3/31/10   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$6.60    $13.77    $7.17
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0422

CLASS C (SYMBOL: TPBRX)                    CHANGE   3/31/10   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$6.48    $13.62    $7.14
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0331

ADVISOR CLASS (SYMBOL: TZBRX)              CHANGE   3/31/10   3/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$6.62    $13.77    $7.15
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0464

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    3-YEAR   INCEPTION (6/1/06)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +92.67%   +11.23%        +45.85%
Average Annual Total Return(3)                  +81.53%    +1.58%         +8.66%
Value of $10,000 Investment(4)                 $18,153   $10,480        $13,746
   Total Annual Operating Expenses(5)   2.17%

CLASS C                                         1-YEAR    3-YEAR   INCEPTION (6/1/06)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +91.24%    +9.03%        +42.22%
Average Annual Total Return(3)                  +90.24%    +2.92%         +9.63%
Value of $10,000 Investment(4)                 $19,024   $10,903        $14,222
   Total Annual Operating Expenses(5)   2.82%

ADVISOR CLASS(6)                                1-YEAR    3-YEAR   INCEPTION (6/1/06)
----------------                               -------   -------   ------------------
Cumulative Total Return(2)                      +93.41%   +11.85%        +46.66%
Average Annual Total Return(3)                  +93.41%    +3.80%        +10.51%
Value of $10,000 Investment(4)                 $19,341   $11,185        $14,666
   Total Annual Operating Expenses(5)   1.88%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/06-3/31/10)

                               (PERFORMANCE GRAPH)

Date         Templeton BRIC Fund - Class A   MSCI BRIC Equity Index
----         -----------------------------   ----------------------
6/1/2006                $ 9,425                      $10,000
6/30/2006               $ 9,736                      $10,340
7/31/2006               $ 9,943                      $10,526
8/31/2006               $10,113                      $10,859
9/30/2006               $10,075                      $10,823
10/31/2006              $10,660                      $11,477
11/30/2006              $11,451                      $12,474
12/31/2006              $12,159                      $13,426
1/31/2007               $12,245                      $13,158
2/28/2007               $11,903                      $12,734
3/31/2007               $12,358                      $13,371
4/30/2007               $12,955                      $13,903
5/31/2007               $13,681                      $14,625
6/30/2007               $14,564                      $15,667
7/31/2007               $15,159                      $16,702
8/31/2007               $14,756                      $16,701
9/30/2007               $17,022                      $19,525
10/31/2007              $19,451                      $22,478
11/30/2007              $18,116                      $21,057
12/31/2007              $18,273                      $21,356
1/31/2008               $15,647                      $18,063
2/29/2008               $16,857                      $19,535
3/31/2008               $15,042                      $17,836
4/30/2008               $16,750                      $19,975
5/31/2008               $17,316                      $20,756
6/30/2008               $15,510                      $18,576
7/31/2008               $14,768                      $17,468
8/31/2008               $13,460                      $15,871
9/30/2008               $10,913                      $12,434
10/31/2008              $ 7,370                      $ 8,815
11/30/2008              $ 6,735                      $ 8,274
12/31/2008              $ 7,055                      $ 8,684
1/31/2009               $ 6,607                      $ 8,348
2/28/2009               $ 6,329                      $ 8,021
3/31/2009               $ 7,135                      $ 9,108
4/30/2009               $ 8,309                      $10,617
5/31/2009               $10,299                      $13,131
6/30/2009               $10,170                      $12,861
7/31/2009               $11,095                      $14,086
8/31/2009               $10,806                      $13,771
9/30/2009               $11,941                      $15,200
10/31/2009              $12,319                      $15,698
11/30/2009              $13,105                      $16,526
12/31/2009              $13,467                      $16,805
1/31/2010               $12,448                      $15,547
2/28/2010               $12,728                      $15,824
3/31/2010               $13,746                      $16,975

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    3/31/10
-------                    -------
1-Year                     +81.53%
3-Year                      +1.58%
Since Inception (6/1/06)    +8.66%

CLASS C (6/1/06-3/31/10)

                               (PERFORMANCE GRAPH)

Date            Templeton BRIC Fund - Class C   MSCI BRIC Equity Index
----            -----------------------------   ----------------------
6/1/2006                   $10,000                      $10,000
6/30/2006                  $10,330                      $10,340
7/31/2006                  $10,530                      $10,526
8/31/2006                  $10,710                      $10,859
9/30/2006                  $10,660                      $10,823
10/31/2006                 $11,270                      $11,477
11/30/2006                 $12,110                      $12,474
12/31/2006                 $12,854                      $13,426
1/31/2007                  $12,934                      $13,158
2/28/2007                  $12,562                      $12,734
3/31/2007                  $13,044                      $13,371
4/30/2007                  $13,657                      $13,903
5/31/2007                  $14,416                      $14,625
6/30/2007                  $15,342                      $15,667
7/31/2007                  $15,962                      $16,702
8/31/2007                  $15,535                      $16,701
9/30/2007                  $17,905                      $19,525
10/31/2007                 $20,449                      $22,478
11/30/2007                 $19,034                      $21,057
12/31/2007                 $19,193                      $21,356
1/31/2008                  $16,429                      $18,063
2/29/2008                  $17,677                      $19,535
3/31/2008                  $15,759                      $17,836
4/30/2008                  $17,553                      $19,975
5/31/2008                  $18,131                      $20,756
6/30/2008                  $16,233                      $18,576
7/31/2008                  $15,449                      $17,468
8/31/2008                  $14,067                      $15,871
9/30/2008                  $11,407                      $12,434
10/31/2008                 $ 7,704                      $ 8,815
11/30/2008                 $ 7,023                      $ 8,274
12/31/2008                 $ 7,364                      $ 8,684
1/31/2009                  $ 6,895                      $ 8,348
2/28/2009                  $ 6,593                      $ 8,021
3/31/2009                  $ 7,437                      $ 9,108
4/30/2009                  $ 8,645                      $10,617
5/31/2009                  $10,718                      $13,131
6/30/2009                  $10,582                      $12,861
7/31/2009                  $11,530                      $14,086
8/31/2009                  $11,228                      $13,771
9/30/2009                  $12,395                      $15,200
10/31/2009                 $12,780                      $15,698
11/30/2009                 $13,593                      $16,526
12/31/2009                 $13,951                      $16,805
1/31/2010                  $12,896                      $15,547
2/28/2010                  $13,178                      $15,824
3/31/2010                  $14,222                      $16,975

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    3/31/10
-------                    -------
1-Year                     +90.24%
3-Year                      +2.92%
Since Inception (6/1/06)    +9.63%


                                Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)           3/31/10
----------------           -------
1-Year                     +93.41%
3-Year                      +3.80%
Since Inception (6/1/06)   +10.51%

ADVISOR CLASS (6/1/06-3/31/10)(6)

                               (PERFORMANCE GRAPH)

Date            Templeton BRIC Fund - Advisor Class   MSCI BRIC Equity Index
----            -----------------------------------   ----------------------
6/1/2006                      $10,000                         $10,000
6/30/2006                     $10,330                         $10,340
7/31/2006                     $10,550                         $10,526
8/31/2006                     $10,730                         $10,859
9/30/2006                     $10,690                         $10,823
10/31/2006                    $11,310                         $11,477
11/30/2006                    $12,150                         $12,474
12/31/2006                    $12,901                         $13,426
1/31/2007                     $12,992                         $13,158
2/28/2007                     $12,630                         $12,734
3/31/2007                     $13,112                         $13,371
4/30/2007                     $13,746                         $13,903
5/31/2007                     $14,516                         $14,625
6/30/2007                     $15,453                         $15,667
7/31/2007                     $16,084                         $16,702
8/31/2007                     $15,656                         $16,701
9/30/2007                     $18,060                         $19,525
10/31/2007                    $20,638                         $22,478
11/30/2007                    $19,222                         $21,057
12/31/2007                    $19,387                         $21,356
1/31/2008                     $16,602                         $18,063
2/29/2008                     $17,886                         $19,535
3/31/2008                     $15,959                         $17,836
4/30/2008                     $17,772                         $19,975
5/31/2008                     $18,373                         $20,756
6/30/2008                     $16,457                         $18,576
7/31/2008                     $15,669                         $17,468
8/31/2008                     $14,292                         $15,871
9/30/2008                     $11,599                         $12,434
10/31/2008                    $ 7,830                         $ 8,815
11/30/2008                    $ 7,146                         $ 8,274
12/31/2008                    $ 7,487                         $ 8,684
1/31/2009                     $ 7,021                         $ 8,348
2/28/2009                     $ 6,724                         $ 8,021
3/31/2009                     $ 7,583                         $ 9,108
4/30/2009                     $ 8,834                         $10,617
5/31/2009                     $10,955                         $13,131
6/30/2009                     $10,817                         $12,861
7/31/2009                     $11,814                         $14,086
8/31/2009                     $11,507                         $13,771
9/30/2009                     $12,716                         $15,200
10/31/2009                    $13,119                         $15,698
11/30/2009                    $13,957                         $16,526
12/31/2009                    $14,346                         $16,805
1/31/2010                     $13,272                         $15,547
2/28/2010                     $13,570                         $15,824
3/31/2010                     $14,666                         $16,975

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, EMERGING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND IS A NONDIVERSIFIED FUND. IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, WHICH MAY RESULT IN GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES. ALL INVESTMENTS IN EMERGING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -5.66% and -3.44%.

(7.) Source: (C) 2010 Morningstar. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.


                               10 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                    EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT       DURING PERIOD*
                                             VALUE 10/1/09      VALUE 3/31/10   ACTUAL 10/1/09-3/31/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000            $1,151.20             $11.80
Hypothetical (5% return before expenses)         $1,000            $1,013.96             $11.05
CLASS C
Actual                                           $1,000            $1,147.40             $15.47
Hypothetical (5% return before expenses)         $1,000            $1,010.52             $14.49
ADVISOR CLASS
Actual                                           $1,000            $1,153.40             $10.15
Hypothetical (5% return before expenses)         $1,000            $1,015.51             $ 9.50

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.20%; C: 2.89%; and Advisor: 1.89%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               12 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND

                                                                     YEAR ENDED MARCH 31,
                                                          ------------------------------------------
CLASS A                                                     2010       2009       2008       2007(a)
-------                                                   --------   --------   --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   7.17   $  15.40   $  13.04    $  10.00
                                                          --------   --------   --------    --------
Income from investment operations(b):
   Net investment income (loss)(c) ....................       0.01       0.09      (0.05)      (0.01)
   Net realized and unrealized gains (losses) .........       6.63      (8.18)      2.91        3.12
                                                          --------   --------   --------    --------
Total from investment operations ......................       6.64      (8.09)      2.86        3.11
                                                          --------   --------   --------    --------
Less distributions from:
   Net investment income ..............................      (0.04)     (0.14)        --       (0.05)
   Net realized gains .................................         --         --      (0.42)      (0.02)
   Tax return of capital ..............................         --         --      (0.08)         --
                                                          --------   --------   --------    --------
Total distributions ...................................      (0.04)     (0.14)     (0.50)      (0.07)
                                                          --------   --------   --------    --------
Redemption fees(d) ....................................         --         --         --(e)       --(e)
                                                          --------   --------   --------    --------
Net asset value, end of year ..........................   $  13.77   $   7.17   $  15.40    $  13.04
                                                          ========   ========   ========    ========
Total return(f) .......................................      92.67%    (52.57)%    21.71%      31.12%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates(h) ..       2.15%      2.17%      2.09%       2.19%
Expenses net of waiver and payments by affiliates .....       2.15%      2.17%      2.09%       2.15%
Net investment income (loss) ..........................       0.04%      0.72%     (0.27)%     (0.11)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $587,393   $238,253   $645,417    $212,714
Portfolio turnover rate ...............................      21.71%     47.31%     40.49%      28.98%

(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                                    YEAR ENDED MARCH 31,
                                                          ----------------------------------------
CLASS C                                                     2010       2009      2008      2007(a)
-------                                                   --------   -------   --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   7.14   $ 15.28   $  12.99    $ 10.00
                                                          --------   -------   --------    -------
Income from investment operations(b):
   Net investment income (loss)(c) ....................      (0.08)     0.01      (0.15)     (0.09)
   Net realized and unrealized gains (losses) .........       6.59     (8.08)      2.88       3.13
                                                          --------   -------   --------    -------
Total from investment operations ......................       6.51     (8.07)      2.73       3.04
                                                          --------   -------   --------    -------
Less distributions from:
   Net investment income ..............................      (0.03)    (0.07)        --      (0.03)
   Net realized gains .................................         --        --      (0.42)     (0.02)
   Tax return of capital ..............................         --        --      (0.02)        --
                                                          --------   -------   --------    -------
Total distributions ...................................      (0.03)    (0.07)     (0.44)     (0.05)
                                                          --------   -------   --------    -------
Redemption fees(d) ....................................         --        --         --(e)      --(e)
                                                          --------   -------   --------    -------
Net asset value, end of year ..........................   $  13.62   $  7.14   $  15.28    $ 12.99
                                                          ========   =======   ========    =======
Total return(f) .......................................      91.24%   (52.81)%    20.81%     30.44%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates(h) ..       2.85%     2.82%      2.75%      2.84%
Expenses net of waiver and payments by affiliates .....       2.85%     2.82%      2.75%      2.80%
Net investment income (loss) ..........................      (0.66)%    0.07%     (0.93)%    (0.76)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $192,625   $76,522   $196,535    $70,021
Portfolio turnover rate ...............................      21.71%    47.31%     40.49%     28.98%

(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                   YEAR ENDED MARCH 31,
                                                   --------------------
ADVISOR CLASS                                        2010     2009(a)
-------------                                       -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $  7.15   $ 15.01
                                                    -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) .............      (0.05)     0.05
   Net realized and unrealized gains (losses) ..       6.72     (7.74)
                                                    -------   -------
Total from investment operations ...............       6.67     (7.69)
                                                    -------   -------
Less distributions from net investment income ..      (0.05)    (0.17)
                                                    -------   -------
Net asset value, end of year ...................    $ 13.77   $  7.15
                                                    =======   =======
Total return(d) ................................      93.41%   (51.22)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ....................................       1.85%     1.88%
Net investment income ..........................       0.34%     1.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $15,920   $ 1,446

Portfolio turnover rate ........................      21.71%    47.31%

(a)  For the period August 1, 2008 (effective date) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010

      TEMPLETON BRIC FUND                                                 INDUSTRY                        SHARES         VALUE
      -------------------                               --------------------------------------------   -----------   ------------
      COMMON STOCKS 75.5%
      BRAZIL 9.5%
      AES Tiete SA ..................................   Independent Power Producers & Energy Traders       320,277   $  3,150,531
      American Banknote SA ..........................          Commercial Services & Supplies              188,123      1,776,482
      Companhia de Bebidas das Americas (AmBev) .....                    Beverages                         215,685     16,744,095
      Companhia Energetica de Minas Gerais ..........                Electric Utilities                     61,685        787,542
      Gafisa SA .....................................                Household Durables                  1,343,092      9,283,803
      Itau Unibanco Holding SA, ADR .................                 Commercial Banks                   1,816,825     39,951,982
      Localiza Rent a Car SA ........................                   Road & Rail                        356,915      3,773,904
                                                                                                                     ------------
                                                                                                                       75,468,339
                                                                                                                     ------------
      CHINA 25.7%
      Bank of China Ltd., H .........................                 Commercial Banks                  10,677,000      5,679,365
      Beijing Capital Land Ltd., H ..................       Real Estate Management & Development         6,746,000      2,650,005
      China Coal Energy Co., H ......................           Oil, Gas & Consumable Fuels              5,705,000      8,920,205
      China Construction Bank Corp., H ..............                 Commercial Banks                  18,620,000     15,228,387
      China Petroleum and Chemical Corp., H .........           Oil, Gas & Consumable Fuels             20,542,000     16,800,296
      China Shenhua Energy Co. Ltd., H ..............           Oil, Gas & Consumable Fuels                703,000      3,024,143
      China Shipping Development Co. Ltd., H ........                      Marine                        3,730,000      6,091,561
      China Vanke Co. Ltd., B .......................       Real Estate Management & Development         2,111,153      2,422,690
      CNOOC Ltd. ....................................           Oil, Gas & Consumable Fuels              5,042,000      8,273,185
  (a) Hidili Industry International Development Ltd.                  Metals & Mining                    9,490,000     10,267,057
      Huaxin Cement Co. Ltd., B .....................              Construction Materials                  151,428        354,644
      Industrial and Commercial Bank of China
         Ltd., H ....................................                 Commercial Banks                  27,532,000     21,027,757
  (a) Inner Mongolia Yitai Coal Co. Ltd., B .........           Oil, Gas & Consumable Fuels                764,400      7,131,088
      PetroChina Co. Ltd., H ........................           Oil, Gas & Consumable Fuels             28,304,000     33,100,469
      Sinotrans Ltd., H .............................             Air Freight & Logistics               13,020,000      3,605,371
      Soho China Ltd. ...............................       Real Estate Management & Development        34,391,500     19,622,545
      Yanzhou Coal Mining Co. Ltd., H ...............           Oil, Gas & Consumable Fuels             16,908,581     40,549,670
                                                                                                                     ------------
                                                                                                                      204,748,438
                                                                                                                     ------------
      INDIA 18.5%
      Federal Bank Ltd. .............................                 Commercial Banks                     498,688      2,969,546
      Grasim Industries Ltd. ........................              Construction Materials                  249,200     15,641,010
      Hindalco Industries Ltd. ......................                 Metals & Mining                    5,874,979     23,811,815
      ICICI Bank Ltd. ...............................                 Commercial Banks                     340,071      7,226,983
      Infosys Technologies Ltd. .....................                   IT Services                        266,400     15,540,099
      Karnataka Bank Ltd. ...........................                 Commercial Banks                     560,075      1,496,698
      Maharashtra Seamless Ltd. .....................                 Metals & Mining                    1,000,544      7,945,431
      National Aluminium Co. Ltd. ...................                 Metals & Mining                        1,236         11,203
      Peninsula Land Ltd. ...........................       Real Estate Management & Development         2,889,531      4,734,242
      Reliance Industries Ltd. ......................           Oil, Gas & Consumable Fuels                282,400      6,769,600
      Sesa Goa Ltd. .................................                 Metals & Mining                      922,880      9,698,166
      State Bank of India ...........................                 Commercial Banks                      42,000      1,947,758
      Steel Authority of India Ltd. .................                 Metals & Mining                    4,156,551     23,346,410
      Tata Chemicals Ltd. ...........................                    Chemicals                         534,661      3,898,147
      Tata Consultancy Services Ltd. ................                   IT Services                        476,500      8,299,157
      Tata Steel Ltd. ...............................                 Metals & Mining                      846,000     11,938,923
  (b) Union Bank of India Ltd. ......................                 Commercial Banks                     335,697      2,193,675
                                                                                                                     ------------
                                                                                                                      147,468,863
                                                                                                                     ------------


                               16 | Annual Report

Templeton Global Investment Trust

      TEMPLETON BRIC FUND                                                 INDUSTRY                        SHARES         VALUE
      -------------------                               --------------------------------------------   -----------   ------------
      COMMON STOCKS (CONTINUED)
      KAZAKHSTAN 1.2%
      KazMuniGas Exploration Production, GDR ........            Oil, Gas & Consumable Fuels               394,786   $  9,719,631
                                                                                                                     ------------
      RUSSIA 20.6%
  (a) Acron JSC .....................................                   Chemicals                            5,200        192,740
      Gazprom, ADR ..................................            Oil, Gas & Consumable Fuels             1,318,423     30,943,388
  (c) LUKOIL Holdings, ADR ..........................          Oil, Gas & Consumable Fuels                  83,250      4,720,275
  (c) LUKOIL Holdings, ADR
      (London Stock Exchange) .......................            Oil, Gas & Consumable Fuels               357,600     20,275,920
      Mechel OAO, ADR ...............................                  Metals & Mining                      58,900      1,673,938
  (a) Mining and Metallurgical Co. Norilsk Nickel,
         ADR ........................................                  Metals & Mining                   1,410,166     26,003,461
      Mobile TeleSystems ............................        Wireless Telecommunication Services           676,100      5,827,399
  (a) OAO TMK .......................................          Energy Equipment & Services                 596,435      3,049,600
  (a) OAO TMK, GDR ..................................          Energy Equipment & Services                 880,267     18,054,276
  (a) Raspadskaya ...................................                Metals & Mining                       315,135      2,322,199
      Rosneft Oil Co. ...............................            Oil, Gas & Consumable Fuels             1,133,000      8,990,249
      Rosneft Oil Co., GDR ..........................            Oil, Gas & Consumable Fuels               165,200      1,311,688
  (a) RusHydro ......................................               Electric Utilities                  35,981,825      1,900,890
  (a) RusHydro, ADR .................................               Electric Utilities                   1,096,884      5,780,579
      Sberbank RF ...................................                  Commercial Banks                  5,324,900     15,601,957
      TNK-BP ........................................            Oil, Gas & Consumable Fuels             2,369,000      4,974,900
(a,d) Uralkali, GDR, Reg S ..........................                   Chemicals                          314,400      6,586,680
      Vsmpo-Avisma Corp. ............................                  Metals & Mining                      46,781      5,324,240
                                                                                                                     ------------
                                                                                                                      163,534,379
                                                                                                                     ------------
      TOTAL COMMON STOCKS
      (COST $505,480,741) ...........................                                                                 600,939,650
                                                                                                                     ------------
      PREFERRED STOCKS 23.2%
      BRAZIL 23.2%
      Banco Bradesco SA, ADR, pfd. ..................                  Commercial Banks                  1,618,220     29,823,794
      Itausa - Investimentos Itau SA, pfd. ..........                  Commercial Banks                  2,719,899     18,632,379
      Metalurgica Gerdau SA, pfd. ...................                  Metals & Mining                     487,695     10,006,251
      Petroleo Brasileiro SA, ADR, pfd. .............            Oil, Gas & Consumable Fuels             1,371,700     54,305,603
      Usinas Siderurgicas de Minas Gerais SA,
         pfd., A ....................................                  Metals & Mining                     352,267     12,069,801
      Vale SA, ADR, pfd., A .........................                  Metals & Mining                   2,165,800     60,122,608
                                                                                                                     ------------
      TOTAL PREFERRED STOCKS
      (COST $123,485,368) ...........................                                                                 184,960,436
                                                                                                                     ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM
      INVESTMENTS (COST $628,966,109) ...............                                                                 785,900,086
                                                                                                                     ------------
      SHORT TERM INVESTMENTS
      (COST $15,563,701) 2.0%
      MONEY MARKET FUNDS 2.0%
  (e) Institutional Fiduciary Trust Money Market
      Portfolio, 0.00% ..............................                                                   15,563,701     15,563,701
                                                                                                                     ------------


                               Annual Report | 17

Templeton Global Investment Trust

      TEMPLETON BRIC FUND                                                                                               VALUE
      -------------------                                                                                            ------------
      TOTAL INVESTMENTS (COST $644,529,810)
         100.7% .....................................                                                                $801,463,787
      OTHER ASSETS, LESS LIABILITIES (0.7)% .........                                                                  (5,524,876)
                                                                                                                     ------------
      NET ASSETS 100.0% .............................                                                                $795,938,911
                                                                                                                     ============

See Abbreviations on page 31.

(a)  Non-income producing.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(c)  See Note 9 regarding other considerations.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the value of this security was $6,586,680 representing 0.83% of net assets.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

                                                     TEMPLETON
                                                     BRIC FUND
                                                   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............   $ 628,966,109
      Cost - Sweep Money Fund (Note 7) .........      15,563,701
                                                   -------------
      Total cost of investments ................   $ 644,529,810
                                                   =============
      Value - Unaffiliated issuers .............   $ 785,900,086
      Value - Sweep Money Fund (Note 7) ........      15,563,701
                                                   -------------
      Total value of investments ...............     801,463,787
   Receivables:
      Capital shares sold ......................       4,065,081
      Dividends ................................       1,189,901
      Foreign tax ..............................         150,642
   Other assets ................................           1,855
                                                   -------------
         Total assets ..........................     806,871,266
                                                   -------------
Liabilities:
   Payables:
      Investment securities purchased ..........       4,247,049
      Capital shares redeemed ..................       2,322,097
      Affiliates ...............................       1,563,693
   Deferred tax ................................       2,380,423
   Accrued expenses and other liabilities ......         419,093
                                                   -------------
         Total liabilities .....................      10,932,355
                                                   -------------
            Net assets, at value ...............   $ 795,938,911
                                                   =============
Net assets consist of:
   Paid-in capital .............................   $ 918,161,496
   Net unrealized appreciation (depreciation) ..     154,539,694
   Accumulated net realized gain (loss) ........    (276,762,279)
                                                   -------------
            Net assets, at value ...............   $ 795,938,911
                                                   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010

                                                                  TEMPLETON
                                                                  BRIC FUND
                                                                ------------
CLASS A:
   Net assets, at value .....................................   $587,393,369
                                                                ------------
   Shares outstanding .......................................     42,652,727
                                                                ------------
   Net asset value per share ................................   $      13.77
                                                                ------------
   Maximum offering price per share (net asset value
      per share / 94.25%)(a) ................................   $      14.61
                                                                ------------
CLASS C:
   Net assets, at value .....................................   $192,625,119
                                                                ------------
   Shares outstanding .......................................     14,145,952
                                                                ------------
   Net asset value and maximum offering price per share(a) ..   $      13.62
                                                                ------------
ADVISOR CLASS:
   Net assets, at value .....................................   $ 15,920,423
                                                                ------------
   Shares outstanding .......................................      1,155,963
                                                                ------------
   Net asset value and maximum offering price per share .....   $      13.77
                                                                ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

                                                                        TEMPLETON
                                                                        BRIC FUND
                                                                      -------------
Investment income:
   Dividends: (net of foreign taxes of $1,516,991)
      Unaffiliated issuers ........................................   $  13,314,818
      Sweep Money Fund (Note 7) ...................................             664
                                                                      -------------
         Total investment income ..................................      13,315,482
                                                                      -------------
Expenses:
   Management fees (Note 3a) ......................................       7,560,948
   Administrative fees (Note 3b) ..................................       1,213,093
   Distribution fees: (Note 3c)
      Class A .....................................................       1,361,307
      Class C .....................................................       1,448,675
   Transfer agent fees (Note 3e) ..................................       1,745,737
   Custodian fees (Note 4) ........................................         313,134
   Reports to shareholders ........................................         194,315
   Registration and filing fees ...................................          97,218
   Professional fees ..............................................          76,821
   Trustees' fees and expenses ....................................          31,776
   Other ..........................................................          28,867
                                                                      -------------
         Total expenses ...........................................      14,071,891
         Expense reductions (Note 4) ..............................            (108)
                                                                      -------------
            Net expenses ..........................................      14,071,783
                                                                      -------------
               Net investment income (loss) .......................        (756,301)
                                                                      -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................     (39,877,748)
      Foreign currency transactions ...............................        (330,647)
                                                                      -------------
               Net realized gain (loss) ...........................     (40,208,395)
                                                                      -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................     361,761,738
      Translation of other assets and liabilities denominated in
         foreign currencies .......................................          52,927
   Change in deferred taxes on unrealized appreciation ............      (2,380,423)
                                                                      -------------
               Net change in unrealized appreciation
                  (depreciation) ..................................     359,434,242
                                                                      -------------
Net realized and unrealized gain (loss) ...........................     319,225,847
                                                                      -------------
Net increase (decrease) in net assets resulting from operations ...   $ 318,469,546
                                                                      =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      TEMPLETON BRIC FUND
                                                                                      YEAR ENDED MARCH 31,
                                                                                 -----------------------------
                                                                                      2010            2009
                                                                                 -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................................   $    (756,301)  $   3,418,385
      Net realized gain (loss) from investments and foreign currency
         transactions ........................................................     (40,208,395)   (224,028,874)
      Net change in unrealized appreciation (depreciation) on
         investments, translation of other assets and liabilities
         denominated in foreign currencies and deferred taxes ................     359,434,242    (235,896,325)
                                                                                 -------------   -------------
            Net increase (decrease) in net assets resulting from operations ..     318,469,546    (456,506,814)
                                                                                 -------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................      (1,729,832)     (5,001,300)
         Class C .............................................................        (436,674)       (830,478)
         Advisor Class .......................................................         (43,756)        (31,897)
                                                                                 -------------   -------------
   Total distributions to shareholders .......................................      (2,210,262)     (5,863,675)
                                                                                 -------------   -------------
   Capital share transactions: (Note 2)
         Class A .............................................................     111,535,584     (57,396,250)
         Class C .............................................................      40,847,101     (10,057,560)
         Advisor Class .......................................................      11,076,267       4,092,682
                                                                                 -------------   -------------
   Total capital share transactions ..........................................     163,458,952     (63,361,128)
                                                                                 -------------   -------------
            Net increase (decrease) in net assets ............................     479,718,236    (525,731,617)
Net assets:
   Beginning of year .........................................................     316,220,675     841,952,292
                                                                                 -------------   -------------
   End of year ...............................................................   $ 795,938,911   $ 316,220,675
                                                                                 =============   =============
Undistributed net investment income included in net assets:
   End of year ...............................................................   $          --   $   1,585,644
                                                                                 =============   =============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 23

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME AND DEFERRED TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.


                               24 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 25

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             YEAR ENDED MARCH 31,
                                          ---------------------------------------------------------
                                                      2010                          2009(a)
                                          ---------------------------   ---------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT
                                          -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ........................    22,878,369   $ 268,420,606    15,118,611   $ 198,374,063
   Shares issued in reinvestment of
      distributions ...................       122,642       1,611,517       618,440       4,506,996
   Shares redeemed ....................   (13,568,746)   (158,496,539)  (24,414,989)   (260,277,309)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............     9,432,265   $ 111,535,584    (8,677,938)  $ (57,396,250)
                                          ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ........................     6,169,289   $  72,979,308     3,682,172   $  50,404,731
   Shares issued in reinvestment of
      distributions ...................        27,544         358,624        94,966         691,215
   Shares redeemed ....................    (2,773,464)    (32,490,831)   (5,913,377)    (61,153,506)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............     3,423,369   $  40,847,101    (2,136,239)  $ (10,057,560)
                                          ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ........................     1,245,512   $  14,683,521       787,687   $   8,429,572
   Shares issued in reinvestment of
      distributions ...................         1,286          16,886         3,014          21,911
   Shares redeemed ....................      (293,008)     (3,624,140)     (588,528)     (4,358,801)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............       953,790   $  11,076,267       202,173   $   4,092,682
                                          ===========   =============   ===========   =============

(a) For the period August 1, 2008 (effective date) to March 31, 2009 for Advisor Class.


                               26 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                 NET ASSETS
-------------------   -------------------------------------------------
1.250%                Up to and including $1 billion
1.200%                Over $1 billion, up to and including $5 billion
1.150%                Over $5 billion, up to and including $10 billion
1.100%                Over $10 billion, up to and including $15 billion
1.050%                Over $15 billion, up to and including $20 billion
1.000%                In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                               Annual Report | 27

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class C ...   1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $633,978
Contingent deferred sales charges retained .........   $ 46,521

E. TRANSFER AGENT FEES

For the year ended March 31, 2010, the Fund paid transfer agent fees of $1,745,737, of which $945,465 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017 ..................................   $ 97,152,977
2018 ..................................    170,308,709
                                          -------------
                                          $267,461,686
                                          =============


                               28 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2010, the Fund deferred realized capital losses and realized currency losses of $8,604,066 and $237,150, respectively.

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                                                 2010         2009
                                              ----------   ----------
Distributions paid from ordinary income ...   $2,210,262   $5,863,675
                                              ==========   ==========

At March 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $644,989,187
                                                 ============
Unrealized appreciation ......................   $196,689,857
Unrealized depreciation ......................    (40,215,257)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $156,474,600
                                                 ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $286,296,780 and $127,097,938, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 29

Templeton Global Investment Trust

TEMPLETON BRIC FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2010, the Fund did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                               30 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets carried at fair value:

                                                 LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                              ------------   ----------   -------   ------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Russia ...........................   $158,210,139   $5,324,240     $--     $163,534,379
         All Other Equity Investments(b) ..    622,365,707           --      --      622,365,707
      Short Term Investments ..............     15,563,701           --      --       15,563,701
                                              ------------   ----------     ---     ------------
         Total Investments in Securities ..   $796,139,547   $5,324,240     $--     $801,463,787
                                              ============   ==========     ===     ============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU) which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt


                               Annual Report | 31

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON BRIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               32 | Annual Report

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON BRIC FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $5,518,885 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 9, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C and Advisor Class shareholders of record.

                   FOREIGN TAX      FOREIGN            FOREIGN
                       PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS               PER SHARE      PER SHARE          PER SHARE
-----              -----------   -------------   -------------------
Class A ........     $0.0173        $0.1978            $0.0600
Class C ........     $0.0173        $0.1285            $0.0391
Advisor Class ..     $0.0173        $0.2302            $0.0698

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 33

Templeton Global Investment Trust

TEMPLETON BRIC FUND

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               34 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 1994     133                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee         Since 2008     31                       SLM Corporation (Sallie Mae) and Allied
500 East Broward Blvd.                                                                  Capital Corporation (financial services)
Suite 2100                                                                              (2003-2010).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee         Since 2001     23                       Fortis, Inc. (utility holding company) and
500 East Broward Blvd.                                                                  AML Foods Limited (retail distributors.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)         Lead            Trustee since  133                      Hess Corporation (exploration and refin-
500 East Broward Blvd.          Independent     1996 and Lead                           ing of oil and gas), H.J. Heinz Company
Suite 2100                      Trustee         Independent                             (processed foods and allied products), RTI
Fort Lauderdale, FL 33394-3091                  Trustee since                           International Metals, Inc. (manufac- ture
                                                2007                                    and distribution of titanium), Canadian
                                                                                        National Railway (railroad) and White
                                                                                        Mountains Insurance Group, Ltd. (holding
                                                                                        company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 35

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------------------------
J. MICHAEL LUTTIG (1954)        Trustee         Since          133                      Boeing Capital Corporation (aircraft
500 East Broward Blvd.                          December 2009                           financing).
Suite 2100
Fort Lauderdale, FL 33394

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

DAVID W. NIEMIEC (1949)         Trustee         Since 2006     23                       Emeritus Corporation (assisted living) and
500 East Broward Blvd.                                                                  OSI Pharmaceuticals, Inc. (pharmaceutical
Suite 2100                                                                              products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee         Since 2003     133                      Hess Corporation (exploration and refining
500 East Broward Blvd.                                                                  of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee         Since 2006     141                      Cbeyond, Inc. (business communications
500 East Broward Blvd.                                                                  provider).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee         Since 2001     23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater
Baltimore Medical Center (1982-1985).


                               36 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------------------------
ROBERT E. WADE (1946)           Trustee         Since 2006     38                       El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law engaged in private practice (1973-2009) and member of various boards.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,        Trustee and    133                      None
One Franklin Parkway            Chairman of     Vice
San Mateo, CA 94403-1906        the Board and   President
                                Vice President  since 1994
                                                and Chairman
                                                of the Board
                                                since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee         Since 2006     89                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)           Chief           Chief          Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer since
                                Vice President  2004 and Vice
                                - AML           President -
                                Compliance      AML
                                                Compliance
                                                since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief           Since 2009     Not Applicable           Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).


                               Annual Report | 37

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------------------------
ALIYA S. GORDON (1973)          Vice President  Since 2009     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President  Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President  Since          Not Applicable           Not Applicable
One Franklin Parkway                            August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President  Since 1996     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)            President and   Since 2007     Not Applicable           Not Applicable
500 East Broward Blvd.          Chief
Suite 2100                      Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

MARK H. OTANI (1968)            Treasurer,      Since 2009     Not Applicable           Not Applicable
One Franklin Parkway            Chief
San Mateo, CA 94403-1906        Financial
                                Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.


                               38 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  -------------  -----------------------  ------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary and   Secretary      Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President  since 2004
Suite 2100                                      and Vice
Fort Lauderdale, FL 33394-3091                  President
                                                since August
                                                2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President  Since          Not Applicable           Not Applicable
One Franklin Parkway                            August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President  Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 39

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton BRIC Fund, one of the separate funds within Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               40 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed performance of its Class A shares for 2009, 2008 and 2007


                               Annual Report | 41

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

(the Fund's first three full years of operation) in comparison with a Lipper performance universe consisting of all retail and institutional emerging market funds. The Lipper report showed the Fund's total return in 2009 to be in the first or highest performing quintile of the Lipper performance universe, in 2008 to be in the fifth or lowest performing quintile of such universe, and in 2007 to be in the first or best performing quintile of such universe. The Board did not believe such performance to be particularly meaningful in view of the Fund's limited period of operations.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate to be the highest in its 14-member expense group, being approximately 25 basis points above the group median, and its actual total expense ratio to be the third highest in such group, being eight basis points above the group median. In discussing the acceptability of the comparative fees and expenses of the Fund, management pointed out that they reflected factors relating to the operation of such Fund, such as depth of the Manager's physical presence and coverage in emerging markets geographical areas, the quality and experience of its portfolio managers and research staff, and the nature of the disciplined value investment approach followed for the Fund. The Board found the expenses of the Fund to be acceptable in view of management's explanation.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each


                               42 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides for breakpoints that are above such Fund's existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.


                               Annual Report | 43

Templeton Global Investment Trust

TEMPLETON BRIC FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               44 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON BRIC FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

405 A 05/10


MARCH 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

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                                                                          HYBRID

                              TEMPLETON INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

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Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Templeton Income Fund .....................................................    3
Performance Summary .......................................................   14
Your Fund's Expenses ......................................................   19
Financial Highlights and Statement of Investments .........................   21
Financial Statements ......................................................   50
Notes to Financial Statements .............................................   54
Report of Independent Registered Public Accounting Firm ...................   69
Tax Designation ...........................................................   70
Board Members and Officers ................................................   72
Shareholder Information ...................................................   77

Shareholder Letter

Dear Shareholder:

During the 12 months ended March 31, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

Templeton Income Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl

Gary P. Motyl, CFA
President and Chief Executive Officer - Investment Management
Templeton Global Investment Trust

CFA(R) is a trademark owned by CFA Institute.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

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Annual Report

Templeton Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund's equity component will generally be composed of stocks that offer or could offer attractive dividend yields. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities.

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/10

                                   (PIE CHART)

Equity .................................................................   57.5%
Fixed Income ...........................................................   36.3%
Short-Term Investments & Other Net Assets ..............................    6.2%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Income Fund's annual report for the fiscal year ended March 31, 2010.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A delivered a +36.26% cumulative total return for the 12 months ended March 31, 2010. The Fund outperformed its benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Barclays Capital (BC) Multiverse Index, which posted a +32.40% cumulative total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 25.


                                Annual Report | 3
return, for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 14.

ECONOMIC AND MARKET OVERVIEW

During the year ended March 31, 2010, global equities delivered one of their best 12-month rallies in more than two decades as major government interventions stabilized the financial system and pulled the world economy out of its worst recession since the Second World War. Performance was led mostly by lower quality stocks that had been priced for the real possibility of bankruptcy as well as by economically sensitive, cyclical stocks. However, this trend weakened somewhat toward the end of the period as growing concerns about the state of sovereign finances in Europe and elsewhere briefly rekindled market volatility. Major economic trends continued to broadly improve, however, with U.S. gross domestic product (GDP) growing 0.1% and China's GDP rising 10.7% year-over-year in 2009's fourth quarter.(2) In addition, Europe's manufacturing output in March expanded the most in 40 months due to a major export rebound.(3) Immediate concerns surrounding sovereign debt markets eased toward the end of the fiscal year as eurozone countries and the International Monetary Fund agreed on a bilateral aid package for Greece should the European Union's most indebted constituent require assistance. However, regional anxiety took its toll on the euro, and the common currency gave back nearly all the gains it had recorded versus the U.S. dollar over the period.

Growth was especially robust in emerging markets, where a mix of organic and government-subsidized demand helped fuel the global equity recovery. Commodities also benefited from increased demand, and prices rose about 35% during the period with the help of a flagging U.S. dollar.(4) Corporate bond prices broadly gained as company fundamentals improved and policy-makers kept borrowing costs low; however, the rally in Treasuries lost steam

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the BC Multiverse Index and is rebalanced monthly. For the 12 months ended 3/31/10, the MSCI AC World Index had a +56.31% total return and the BC Multiverse Index had total return of +11.33%. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Sources: Bureau of Economic Analysis (U.S.); National Bureau of Statistics
     (China).

(3.) Source: Markit.

(4.) Source: Commodity Research Bureau.


                                4 | Annual Report

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as investors regained some of their risk appetite during the period. In the corporate sector, companies appeared to have broadly benefited from cost-cutting and restructuring initiatives necessitated by the recession, and earnings came in generally better than expected, though revenue growth remained subdued. The global recovery led policymakers in the developed world to consider rate increases by the end of the period, though they ultimately left policy extraordinarily accommodative to avoid the risk of a recessionary relapse. Meanwhile, developing world central bankers became notably more hawkish toward period-end, and many made initial moves toward monetary tightening in an effort to prevent inflation and asset bubble formation. By period-end, the market rally moderated amid the conflicting realities of improving economic and corporate fundamentals and significant ongoing impairments in the global financial system.

During the 12 months under review, global fixed income and currency markets rallied as the worst of the financial crisis passed and the global economic recovery took hold and strengthened. For most countries, economic growth reached its low point in 2009's second quarter, and the subsequent rebound in activity benefited many bond and currency markets. Improved economic growth in the U.S., eurozone and Japan (G-3) was accompanied by contained inflationary pressures, which allowed major central banks to leave interest rates at very low levels and maintain ample liquidity. Although the U.S. Federal Reserve Board and the European Central Bank began preparing for eventual tightening, Japan increased its level of monetary accommodation. Outside of the G-3, other central banks such as those of Australia and Norway began to normalize their interest rate policies given stronger growth dynamics and pricing pressures.

Although increased government spending and financial sector bailouts helped mitigate the recession's severity in developed economies like those of the U.S. and Europe, fiscal deterioration led to upward pressure on public debt ratios. The International Monetary Fund estimated in its October 2009 World Economic Outlook that the debt-to-GDP ratio of developed G-20 countries would rise from 78% in 2007 to nearly 107% by 2010, while the corresponding debt ratio of emerging G-20 countries would rise from 37% to nearly 40% over the same time.(5) Increased investor and institutional scrutiny of sovereign debt sustainability in several eurozone economies led to euro weakness and rising interest rate spreads for those governments. Concerns about developed economies' sovereign credit fundamentals had limited spillover into

(5.) The G-20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/10

                                  (BAR CHART)

U.S.                                        29.6%
U.K.                                         9.8%
Brazil                                       5.8%
Germany                                      5.7%
South Korea                                  4.8%
France                                       4.4%
Switzerland                                  3.5%
Hong Kong                                    3.1%
Indonesia                                    2.9%
Australia                                    2.2%
Mexico                                       2.2%
Taiwan                                       2.0%
Other                                       17.8%
Short-Term Investments & Other Net Assets    6.2%

emerging markets. Additionally, ample liquidity supported by low interest rates maintained by many major central banks underpinned capital flows to emerging markets given comparatively better economic growth dynamics, interest rate prospects and credit fundamentals.

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and for equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

MANAGER'S DISCUSSION

We incrementally adjusted the portfolio's asset allocation during the Fund's fiscal year in an attempt to take advantage of opportunities presented by the changing market environment. The Fund entered the period with about 33% of net assets in equity and 52% in fixed income, a bond bias that reflected our efforts to preserve capital during the depths of the financial crisis. However, as market volatility subsided, fixed income securities, which had substantially outperformed equities during the market crisis, began to look expensive relative to large-capitalization stocks with high dividend yields and improving fundamentals. Consequently, we began to increase the Fund's equity weighting in an effort to benefit from market stabilization and to try to capitalize on what we saw as an opportunity to purchase undervalued global equity securities. These strategic adjustments proved reasonably successful at preserving capital during the downturn. In addition, we were able


                                6 | Annual Report
to capitalize on the rebound in equity valuations during the market recovery. At period-end, the Fund's asset allocation was nearly 60% in equity and 40% in fixed income. Although we continued to find selected opportunities among fixed income securities, primarily among government bonds and currency imbalances, we believe the current equity bias was appropriate given the valuations of each asset class, the gathering economic recovery, and what we saw as an increasing potential for higher interest rates.

EQUITY

The equity portion of the Fund's portfolio delivered strong gains during the 12-month reporting period, despite modestly lagging the equity benchmark, the MSCI AC World Index. The Fund's mandate for income-generating stocks concentrated our equity holdings at the higher end of the quality spectrum when lower quality equities led the market rebound. Given the strong overall absolute returns generated by the Fund's equity holdings despite this market performance disparity, we were pleased with our results.

The Fund's income mandate generally takes us in the direction of companies with strong balance sheets and cash generation, which can sustain consistent dividend payments. Fortunately, such higher quality stocks remained relatively inexpensive during the period, in our view, as their share price performance generally lagged the overall equity rally despite improving fundamentals and earnings prospects. This environment created numerous opportunities to take advantage of depressed prices and buy shares of some of the market's most respected companies at significant discounts to what we believed were their longer term intrinsic values. Our analysis found the highest concentrations of value in the health care, information technology, consumer discretionary and telecommunication services sectors.(6) We also believed that industrials stocks began to look more attractively valued, and we uncovered selected stocks in pockets of the financials sector as well.(7) We found only limited investments among materials sector stocks.(8) In the energy sector, we thought some oil

(6.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

(7.) The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, industrial conglomerates, machinery, and professional services in the SOI. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services and insurance in the SOI.

(8.) The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.


                                Annual Report | 7

TOP 5 EQUITY HOLDINGS
3/31/10

COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
------------------------                       ----------
Siemens AG                                        1.6%
   INDUSTRIAL CONGLOMERATES, GERMANY
Vodafone Group PLC                                1.4%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
Compal Electronics Inc.                           1.4%
   COMPUTERS & PERIPHERALS, TAIWAN
Royal Dutch Shell PLC, B                          1.3%
   OIL, GAS & CONSUMABLE FUELS, U.K.
The Home Depot Inc.                               1.2%
   SPECIALTY RETAIL, U.S.

services companies were increasingly compelling.(9) In our view, valuations of oil services companies like Baker Hughes did not reflect the increasing complexity of getting oil out of the ground and the rising need for, and potential profitability of, the company's technical services.

Interestingly, the utilities and consumer staples sectors, among the Fund's lowest allocations, were two of the most significant contributors to performance relative to the MSCI AC World Index. The low-quality equity rally was fueled by major government interventions into the economy, which buoyed early cycle sectors like industrials and materials. Counter-cyclical sectors that exhibited less sensitivity to economic trends, like utilities and consumer staples, substantially lagged this rally. Largely as a result, our low weightings mitigated those sectors' drag on relative performance. Unfortunately, this same trend worked against Fund performance in the case of telecommunication services, where we were significantly overweighted versus the index, as the sector did not meaningfully benefit from the economic recovery. However, such near-term headwinds contributed to what we believed were depressed sector valuations, and we selectively increased exposure to a sector whose products and services were becoming increasingly essential globally. Spain's Telefonica and the U.K.'s Vodafone Group are examples of wireless telecommunications companies we favored in the sector. Both companies had high free cash-flow yields, growing international operations, ample cash on their balance sheets, and dividend yields higher than long-maturity U.S. Treasury securities.

We also favored some consumer discretionary stocks -- particularly in the retail and media industries -- for their global diversification, high free cash-flow yields and ample dividend yields. Although the sector is generally more cyclical than telecommunication services and did post strong absolute returns during the fiscal year, sector performance lagged relative to the overall MSCI AC World Index. The Fund benefited from its exposure to retail stocks in the home improvement segment, where we purchased some holdings during the worst of the housing crisis. Such stocks included dominant big box retailers Home Depot in the U.S. and Kingfisher in the U.K. and Europe. These companies have been undergoing strategic restructuring to position themselves for a housing market rebound. Conversely, the Fund's media exposure hurt relative results, in part due to British academic publisher Reed Elsevier, which suffered amid concerns about the company's debt profile. Nevertheless, in our view, Reed had relatively attractive assets and a strong market position, and we believed it was among the global publishing industry's most inexpensive stocks. In general, we continued to like certain media stocks and believed consensus concerns about advertising revenue declines and Internet competition

(9.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.


                                8 | Annual Report
were overdone. Many high-quality media companies have existed for decades and have proven their ability to evolve and remain profitable over numerous business cycles. From a fundamental perspective, the industry's cash flow generation has been strong historically, and many industry management teams began returning that cash to shareholders through dividends.

Another sector with strong cash flow is information technology, and although managements have not placed as high a priority on dividends, such companies were broadly underleveraged and many used excess cash to invest in growth opportunities and buy back stock. After a protracted period of weak corporate spending on technology, a cyclical recovery appeared to be gathering momentum as evidenced by the fourth quarter 2009 increase in U.S. equipment and software investment, the largest uptick since 2000. Although performance of the Fund's overweighted position trailed that of the overall equity benchmark index, the sector's absolute gains were substantial. Taiwan's Compal Electronics, the Fund's largest information technology position and one of the best performing holdings during the fiscal year, is an example of the kind of sector investment we like. As one of the world's largest contract notebook computer manufacturers, the company gained market share in an industry well positioned for sustainable growth as consumers continue to move away from desktop computers in favor of portable, lightweight notebooks. Despite the company's success, however, valuations remained relatively attractive, with the stock trading at less than 10 times 2010 earnings estimates at period-end. Compal also had a solid balance sheet with about 40% of its market capitalization in net cash and investments, which provided ample support for the stock's 3.6% dividend yield at period-end, a generous payout among global technology companies.

Other emerging market companies were also among the Fund's top contributors to performance during a period when robust growth expectations in the developing world underpinned the market's continued appreciation. Brazilian mining giant Vale was a top performer, surging due to global inventory restocking and a rebound in emerging market demand. The company is a global leader in iron ore and nickel mining, with what we viewed as an attractive asset mix and low cost structure that allows it to be a global price setter of these critical industrial commodities. Valuations recently moved above what we considered bargain levels, but we continued to see upside potential, particularly in light of recent favorable changes in iron ore pricing. In fact, broader materials sector valuations increased significantly during the Fund's fiscal year, and we had difficulty supporting an investment case for most metals and mining stocks at recent, near-peak prices that we believe were supported more by speculation than long-term supply and demand fundamentals.


                                Annual Report | 9

We believe emerging market valuations overall began to appear stretched after a sustained period of market leadership. However, we continued to identify large, diversified companies in developed markets with significant exposure to some faster growing, developing markets. While many investors seemed to avoid Europe during its recent turmoil, we were drawn to what we viewed as the heavily discounted valuations of companies whose performance is not generally driven by domestic demand. The European companies that most interested us -- primarily multinationals with strong fundamentals -- tended to have above-average diversification levels. In fact, a survey showed eurozone manufacturing output expanded at its fastest pace in 40 months in March, driven by the strongest increase in new export orders in a decade.(3) In our view, this trend cannot be explained solely by a weaker euro. Dividend payouts in the region were also generous, with stocks offering an average yield of more than 3%.(10) Also important is that concerns about European government finances kept stock valuations modest. For example, at period-end the MSCI Europe Index's price-to-earnings ratio was significantly less than its 10-year average based on 2011 earnings estimates, even after the market's strong rally.(11)

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2010, the U.S. dollar decreased in value relative to most currencies. As a result, the Fund's performance (equity portion) was positively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

By period-end, lower quality stock leadership had eased, and markets seemed to have struck an uneasy balance between deteriorating investor sentiment and improving corporate and economic fundamentals. Historically, periods of souring sentiment and improving fundamentals have created attractive value opportunities for patient and disciplined investors. Sir John Templeton wrote that "bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria." Sentiment at period-end seemed to be somewhere between pessimism and skepticism. Perhaps the most contrarian call

(10.) Source: FactSet.

(11.) Source: (C) 2010 Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance in the European region and includes reinvested dividends.


                               10 | Annual Report
would be to suggest that we were in the formative stages of a secular bull market for equities. As bottom-up analysts and stock pickers, we do not make market predictions, and unresolved issues in the global financial system make such forecasts perilous. However, many companies had record cash levels, and corporate payout ratios were very low, suggesting to us that dividends, an important component of long-term equity returns, could easily be increased. Furthermore, high-quality companies -- those most likely to offer generous payouts -- were trading at their cheapest levels in years relative to lower quality stocks. So although we cannot predict the market's near-term movements, we can report that our analysts continue to uncover value opportunities around the world, and the environment at period-end seemed particularly favorable for income-oriented, long-term equity investors.

FIXED INCOME

Regarding the Fund's fixed income allocation, performance relative to the BC Multiverse Index benefited significantly from the Fund's global credit exposure including noninvestment-grade corporate credit and sovereign emerging market credit securities as interest rate spreads normalized from crisis-driven levels. U.S. dollar-denominated emerging market debt generated a +29.15% 12-month total return as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(12) Additionally, the BC Global Aggregate Corporate Index and the BC Global High Yield Index returned +24.46% and +57.57%.(13)

The Fund's currency strategy benefited performance relative to the fixed income benchmark index. Fund positioning during the fiscal year reflected growing divergence in economic performance among the G-3 and between developed and emerging market economies. Relative to the U.S. dollar, the Brazilian real rose 29.00%, the Indonesian rupiah, 26.99%, the South Korean won, 22.25%, the Mexican peso, 14.42%, and the Malaysian ringgit, 11.76%.(14) The Fund's net negative exposure to the euro and yen, however, detracted from relative performance. Over the 12-month reporting period, the euro rose 1.91% against the U.S. dollar and the yen, 5.70%.(14) We viewed the eurozone's economic growth prospects versus the U.S. as hampered by

(12.) Source: (C) 2010 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-soverseign entities: Brady bonds, loans and Eurobonds.

(13.) Source: (C) 2010 Morningstar. The BC Global Aggregate Corporate Index is the corporate component of the BC Global Aggregate Index. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, Standard & Poor's and Fitch. The BC Global High Yield Index provides a broad-based measure of global high yield fixed income markets. It represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan-European Emerging Markets High-Yield Indexes. The BC Global Aggregate and High Yield Indexes are components of the BC Multiverse Index.

(14.) Source: IDC/Exshare.

TOP 5 BOND HOLDINGS
3/31/10

                                    % OF TOTAL
ISSUER                              NET ASSETS
------                              ----------
Korea Treasury Bond (South Korea)      4.3%
Nota Do Tesouro Nacional (Brazil)      3.9%
Government of Indonesia                2.9%
Government of Mexico                   2.2%
Government of Poland                   1.4%


                               Annual Report | 11

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Europe's relatively more constrained credit conditions, lower productivity, less flexible labor market, and concerns involving the fiscal creditworthiness of Greece and other peripheral eurozone countries. Instead, we preferred to hold exposure to some non-euro European currencies. During the period, the Polish zloty rose 21.09% against the euro, the Swedish krona, 12.72%, and the Norwegian krone, 11.62%.(14) We continued to view Japan as the other significant economic underperformer among major industrial countries. While the U.S. and eurozone discussed strategies for scaling back unconventional monetary stimulus, Japan increased liquidity injections into its commercial banking system to counter increased risks to growth and greater deflation pressure. We also held net negative yen exposure to protect against rising U.S. Treasury yields given our analysis of a strong correlation between the value of the Japanese yen versus the U.S. dollar and the differential between interest rates in the U.S. and Japan.

The Fund's interest rate strategy helped performance relative to the BC Multiverse Index during the year under review. Given historically low interest rates in the world's largest economies, we shortened the portfolio's overall duration. The Fund benefited from its lack of exposure to U.S. Treasury securities as the yield curve steepened and long-term yields rose 117 basis points (bps) from 3.54% to 4.71%. The Fund had limited duration exposure in other developed bond markets; however, an underweighted position in high-quality eurozone government bonds detracted from relative performance. The Fund benefited from interest rate exposure in Brazil, Mexico and Indonesia, where policy authorities lowered benchmark interest rates 250 bps, 225 bps and 125 bps, respectively, over the 12-month period.(15) In addition, although the interest rate easing cycle showed some signs of drawing to a close, we maintained duration exposure in select cases where we viewed significant slack in an economy, such as Mexico's, or prospects for a drop in risk premium, such as in Brazil and Indonesia.

(15.) Sources: Banco Central do Brasil; Banco de Mexico; Bank Indonesia.


                               12 | Annual Report

Thank you for your continued participation in Templeton Income Fund. We look forward to serving your future investment needs.

(PHOTO OF LISA F. MYERS, J.D.)


/s/ Lisa F. Myers, J.D.


Lisa F. Myers, J.D., CFA

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.

Cindy L. Sweeting, CFA
Christopher J. Molumphy, CFA

Portfolio Management Team
Templeton Income Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 13

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TINCX)                     CHANGE   3/31/10   3/31/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.66    $2.67     $2.01
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                   $0.0626

CLASS C (SYMBOL: TCINX)                     CHANGE   3/31/10   3/31/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.66    $2.67     $2.01
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                   $0.0533

CLASS R (SYMBOL: N/A)                       CHANGE   3/31/10   3/31/09
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       +$0.67    $2.68     $2.01
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                   $0.0574

ADVISOR CLASS (SYMBOL: TZINX)               CHANGE   3/31/10   3/31/09
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       +$0.66    $2.68     $2.02
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                   $0.0685


                               14 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +36.26%    +7.02%        +37.37%
Average Annual Total Return(3)                  +30.42%    +0.86%         +5.95%
Value of $10,000 Investment(4)                 $13,042   $10,260        $13,158
   Distribution Rate(5)                 2.02%
   30-Day Standardized Yield(6)         3.18%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.30%
      With Waiver                       1.21%

CLASS C                                         1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +35.75%    +5.81%        +35.11%
Average Annual Total Return(3)                  +34.75%    +1.90%         +6.54%
Value of $10,000 Investment(4)                 $13,475   $10,581        $13,511
   Distribution Rate(5)                 1.86%
   30-Day Standardized Yield(6)         2.92%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.68%
      With Waiver                       1.59%

CLASS R                                         1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +36.47%    +6.69%        +36.23%
Average Annual Total Return(3)                  +36.47%    +2.18%         +6.73%
Value of $10,000 Investment(4)                 $13,647   $10,669        $13,623
   Distribution Rate(5)                 1.97%
   30-Day Standardized Yield(6)         3.06%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.55%
      With Waiver                       1.46%

ADVISOR CLASS                                   1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------                                  -------   -------   ------------------
Cumulative Total Return(2)                      +36.40%    +7.82%        +39.31%
Average Annual Total Return(3)                  +36.40%    +2.54%         +7.23%
Value of $10,000 Investment(4)                 $13,640   $10,782        $13,931
   Distribution Rate(5)                 2.27%
   30-Day Standardized Yield(6)         3.56%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.05%
      With Waiver                       0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/10.

                               Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    3/31/10
-------                    -------
1-Year                     +30.42%
3-Year                      +0.86%
Since Inception (7/1/05)    +5.95%

CLASS A (7/1/05-3/31/10)

                               (PERFORMANCE GRAPH)

             TEMPLETON INCOME     MSCI AC     BARCLAYS CAPITAL
DATE          FUND - CLASS A    WORLD INDEX   MULTIVERSE INDEX
----         ----------------   -----------   ----------------
7/1/2005            9575           10000            10000
7/31/2005           9690           10372             9893
8/31/2005           9690           10456            10052
9/30/2005           9683           10774             9934
10/31/2005          9491           10485             9789
11/30/2005          9606           10873             9724
12/31/2005          9855           11143             9821
1/31/2006          10282           11694             9912
2/28/2006          10360           11681             9882
3/31/2006          10446           11932             9789
4/30/2006          10916           12335             9972
5/31/2006          10642           11859            10094
6/30/2006          10574           11859            10015
7/31/2006          10812           11943            10117
8/31/2006          10970           12259            10237
9/30/2006          11098           12405            10240
10/31/2006         11458           12872            10342
11/30/2006         11739           13243            10593
12/31/2006         11955           13542            10462
1/31/2007          12036           13679            10366
2/28/2007          12036           13613            10577
3/31/2007          12290           13891            10602
4/30/2007          12901           14514            10724
5/31/2007          13104           14961            10565
6/30/2007          12991           14922            10512
7/31/2007          12866           14698            10704
8/31/2007          12701           14663            10835
9/30/2007          13254           15455            11082
10/31/2007         13798           16061            11260
11/30/2007         13254           15357            11459
12/31/2007         13201           15191            11427
1/31/2008          12558           13951            11729
2/29/2008          12558           13997            11914
3/31/2008          12375           13798            12148
4/30/2008          12763           14577            11937
5/31/2008          12720           14822            11813
6/30/2008          11945           13610            11812
7/31/2008          11989           13261            11823
8/31/2008          11945           12981            11632
9/30/2008          11021           11363            11337
10/31/2008          9826            9115            10871
11/30/2008          9516            8522            11160
12/31/2008          9939            8835            11857
1/31/2009           9796            8082            11490
2/28/2009           9178            7296            11231
3/31/2009           9653            7901            11493
4/30/2009          10277            8841            11623
5/31/2009          10805            9732            12052
6/30/2009          10843            9682            12111
7/31/2009          11569           10537            12391
8/31/2009          11763           10919            12612
9/30/2009          12343           11423            12896
10/31/2009         12246           11249            12962
11/30/2009         12490           11717            13287
12/31/2009         12739           11963            12810
1/31/2010          12396           11448            12866
2/28/2010          12494           11598            12874
3/31/2010          13158           12350            12795

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    3/31/10
-------                    -------
1-Year                     +34.75%
3-Year                      +1.90%
Since Inception (7/1/05)    +6.54%

CLASS C (7/1/05-3/31/10)

                               (PERFORMANCE GRAPH)

             TEMPLETON INCOME     MSCI AC     BARCLAYS CAPITAL
DATE          FUND - CLASS C    WORLD INDEX   MULTIVERSE INDEX
----         ----------------   -----------   ----------------
7/1/2005           10000           10000            10000
7/31/2005          10120           10372             9893
8/31/2005          10120           10456            10052
9/30/2005          10111           10774             9934
10/31/2005          9910           10485             9789
11/30/2005         10030           10873             9724
12/31/2005         10279           11143             9821
1/31/2006          10724           11694             9912
2/28/2006          10805           11681             9882
3/31/2006          10889           11932             9789
4/30/2006          11379           12335             9972
5/31/2006          11093           11859            10094
6/30/2006          11013           11859            10015
7/31/2006          11260           11943            10117
8/31/2006          11425           12259            10237
9/30/2006          11549           12405            10240
10/31/2006         11924           12872            10342
11/30/2006         12216           13243            10593
12/31/2006         12428           13542            10462
1/31/2007          12513           13679            10366
2/28/2007          12471           13613            10577
3/31/2007          12769           13891            10602
4/30/2007          13404           14514            10724
5/31/2007          13573           14961            10565
6/30/2007          13443           14922            10512
7/31/2007          13357           14698            10704
8/31/2007          13185           14663            10835
9/30/2007          13747           15455            11082
10/31/2007         14267           16061            11260
11/30/2007         13747           15357            11459
12/31/2007         13674           15191            11427
1/31/2008          13008           13951            11729
2/29/2008          13008           13997            11914
3/31/2008          12811           13798            12148
4/30/2008          13213           14577            11937
5/31/2008          13123           14822            11813
6/30/2008          12308           13610            11812
7/31/2008          12399           13261            11823
8/31/2008          12353           12981            11632
9/30/2008          11387           11363            11337
10/31/2008         10152            9115            10871
11/30/2008          9832            8522            11160
12/31/2008         10254            8835            11857
1/31/2009          10107            8082            11490
2/28/2009           9469            7296            11231
3/31/2009           9953            7901            11493
4/30/2009          10596            8841            11623
5/31/2009          11141            9732            12052
6/30/2009          11169            9682            12111
7/31/2009          11917           10537            12391
8/31/2009          12117           10919            12612
9/30/2009          12703           11423            12896
10/31/2009         12553           11249            12962
11/30/2009         12854           11717            13287
12/31/2009         13044           11963            12810
1/31/2010          12742           11448            12866
2/28/2010          12843           11598            12874
3/31/2010          13511           12350            12795


                               16 | Annual Report

CLASS R (7/1/05-3/31/10)

                               (PERFORMANCE GRAPH)

                           Templeton Income     MSCI AC     Barclays Capital
Date                        Fund - Class R    World Index   Multiverse Index
----                       ----------------   -----------   ----------------
7/1/2005                         10000           10000           10000
7/31/2005                        10120           10372            9893
8/31/2005                        10120           10456           10052
9/30/2005                        10111           10774            9934
10/31/2005                        9911           10485            9789
11/30/2005                       10031           10873            9724
12/31/2005                       10279           11143            9821
1/31/2006                        10724           11694            9912
2/28/2006                        10805           11681            9882
3/31/2006                        10892           11932            9789
4/30/2006                        11382           12335            9972
5/31/2006                        11096           11859           10094
6/30/2006                        11057           11859           10015
7/31/2006                        11264           11943           10117
8/31/2006                        11429           12259           10237
9/30/2006                        11553           12405           10240
10/31/2006                       11970           12872           10342
11/30/2006                       12221           13243           10593
12/31/2006                       12478           13542           10462
1/31/2007                        12520           13679           10366
2/28/2007                        12520           13613           10577
3/31/2007                        12768           13891           10602
4/30/2007                        13445           14514           10724
5/31/2007                        13614           14961           10565
6/30/2007                        13488           14922           10512
7/31/2007                        13402           14698           10704
8/31/2007                        13230           14663           10835
9/30/2007                        13756           15455           11082
10/31/2007                       14320           16061           11260
11/30/2007                       13799           15357           11459
12/31/2007                       13733           15191           11427
1/31/2008                        13067           13951           11729
2/29/2008                        13067           13997           11914
3/31/2008                        12873           13798           12148
4/30/2008                        13275           14577           11937
5/31/2008                        13186           14822           11813
6/30/2008                        12374           13610           11812
7/31/2008                        12420           13261           11823
8/31/2008                        12420           12981           11632
9/30/2008                        11455           11363           11337
10/31/2008                       10172            9115           10871
11/30/2008                        9897            8522           11160
12/31/2008                       10281            8835           11857
1/31/2009                        10183            8082           11490
2/28/2009                         9543            7296           11231
3/31/2009                         9982            7901           11493
4/30/2009                        10677            8841           11623
5/31/2009                        11174            9732           12052
6/30/2009                        11206            9682           12111
7/31/2009                        12007           10537           12391
8/31/2009                        12207           10919           12612
9/30/2009                        12801           11423           12896
10/31/2009                       12650           11249           12962
11/30/2009                       12952           11717           13287
12/31/2009                       13150           11963           12810
1/31/2010                        12846           11448           12866
2/28/2010                        12897           11598           12874
3/31/2010                        13623           12350           12795

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    3/31/10
-------                    -------
1-Year                     +36.47%
3-Year                      +2.18%
Since Inception (7/1/05)    +6.73%

ADVISOR CLASS (7/1/05-3/31/10)

                               (PERFORMANCE GRAPH)

                           Templeton Income Fund -     MSCI AC     Barclays Capital
Date                            Advisor Class        World Index   Multiverse Index
----                       -----------------------   -----------   ----------------
7/1/2005                            $10,000            $10,000          $10,000
7/31/2005                           $10,120            $10,372          $ 9,893
8/31/2005                           $10,120            $10,456          $10,052
9/30/2005                           $10,155            $10,774          $ 9,934
10/31/2005                          $ 9,914            $10,485          $ 9,789
11/30/2005                          $10,035            $10,873          $ 9,724
12/31/2005                          $10,302            $11,143          $ 9,821
1/31/2006                           $10,789            $11,694          $ 9,912
2/28/2006                           $10,829            $11,681          $ 9,882
3/31/2006                           $10,924            $11,932          $ 9,789
4/30/2006                           $11,456            $12,335          $ 9,972
5/31/2006                           $11,169            $11,859          $10,094
6/30/2006                           $11,105            $11,859          $10,015
7/31/2006                           $11,312            $11,943          $10,117
8/31/2006                           $11,519            $12,259          $10,237
9/30/2006                           $11,659            $12,405          $10,240
10/31/2006                          $12,036            $12,872          $10,342
11/30/2006                          $12,330            $13,243          $10,593
12/31/2006                          $12,564            $13,542          $10,462
1/31/2007                           $12,649            $13,679          $10,366
2/28/2007                           $12,607            $13,613          $10,577
3/31/2007                           $12,920            $13,891          $10,602
4/30/2007                           $13,560            $14,514          $10,724
5/31/2007                           $13,773            $14,961          $10,565
6/30/2007                           $13,618            $14,922          $10,512
7/31/2007                           $13,532            $14,698          $10,704
8/31/2007                           $13,358            $14,663          $10,835
9/30/2007                           $13,946            $15,455          $11,082
10/31/2007                          $14,517            $16,061          $11,260
11/30/2007                          $13,946            $15,357          $11,459
12/31/2007                          $13,901            $15,191          $11,427
1/31/2008                           $13,227            $13,951          $11,729
2/29/2008                           $13,227            $13,997          $11,914
3/31/2008                           $13,040            $13,798          $12,148
4/30/2008                           $13,448            $14,577          $11,937
5/31/2008                           $13,403            $14,822          $11,813
6/30/2008                           $12,596            $13,610          $11,812
7/31/2008                           $12,642            $13,261          $11,823
8/31/2008                           $12,596            $12,981          $11,632
9/30/2008                           $11,633            $11,363          $11,337
10/31/2008                          $10,377            $ 9,115          $10,871
11/30/2008                          $10,051            $ 8,522          $11,160
12/31/2008                          $10,509            $ 8,835          $11,857
1/31/2009                           $10,359            $ 8,082          $11,490
2/28/2009                           $ 9,708            $ 7,296          $11,231
3/31/2009                           $10,213            $ 7,901          $11,493
4/30/2009                           $10,870            $ 8,841          $11,623
5/31/2009                           $11,427            $ 9,732          $12,052
6/30/2009                           $11,422            $ 9,682          $12,111
7/31/2009                           $12,238            $10,537          $12,391
8/31/2009                           $12,442            $10,919          $12,612
9/30/2009                           $13,061            $11,423          $12,896
10/31/2009                          $12,906            $11,249          $12,962
11/30/2009                          $13,215            $11,717          $13,287
12/31/2009                          $13,437            $11,963          $12,810
1/31/2010                           $13,127            $11,448          $12,866
2/28/2010                           $13,179            $11,598          $12,874
3/31/2010                           $13,931            $12,350          $12,795

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              3/31/10
-------------              -------
1-Year                     +36.40%
3-Year                      +2.54%
Since Inception (7/1/05)    +7.23%


                               Annual Report | 17

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENT IN DERIVATIVE SECURITIES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED DEBT SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORTER TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.18%, 2.92%, 3.06% and 3.56% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Distribution rate is based on the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/10.

(6.) The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.


                               18 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09     VALUE 3/31/10    PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,065.60              $6.18
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.04
CLASS C
Actual                                           $1,000           $1,063.60              $8.23
Hypothetical (5% return before expenses)         $1,000           $1,016.95              $8.05
CLASS R
Actual                                           $1,000           $1,064.20              $7.46
Hypothetical (5% return before expenses)         $1,000           $1,017.70              $7.29
ADVISOR CLASS
Actual                                           $1,000           $1,066.60              $4.89
Hypothetical (5% return before expenses)         $1,000           $1,020.19              $4.78

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.60%; R:
     1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               20 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                                            YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------
CLASS A                                                     2010       2009        2008        2007      2006(a)
-------                                                   --------   --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   2.01   $   2.87    $   3.02    $   2.67    $  2.50
                                                          --------   --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) ...........................       0.09       0.13        0.12        0.10       0.07
   Net realized and unrealized gains (losses) .........       0.63      (0.75)      (0.09)       0.36       0.15
                                                          --------   --------    --------    --------    -------
Total from investment operations ......................       0.72      (0.62)       0.03        0.46       0.22
                                                          --------   --------    --------    --------    -------
Less distributions from:
   Net investment income ..............................      (0.06)     (0.24)      (0.16)      (0.10)     (0.05)
   Net realized gains .................................         --         --       (0.02)      (0.01)        --(d)
                                                          --------   --------    --------    --------    -------
Total distributions ...................................      (0.06)     (0.24)      (0.18)      (0.11)     (0.05)
                                                          --------   --------    --------    --------    -------
Redemption fees(e).....................................         --         --(f)       --(f)       --(f)      --(f)
                                                          --------   --------    --------    --------    -------
Net asset value, end of year ..........................   $   2.67   $   2.01    $   2.87    $   3.02    $  2.67
                                                          ========   ========    ========    ========    =======
Total return(g) .......................................      36.26%   (22.00)%       0.69%      17.65%      9.10%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) ..       1.20%      1.28%       1.23%       1.35%      1.51%
Expenses net of waiver and payments by affiliates(i) ..       1.20%      1.20%       1.20%       1.20%      1.20%
Net investment income .................................       3.71%      5.41%       3.86%       3.61%      3.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $628,771   $415,436    $612,330    $330,576    $83,674
Portfolio turnover rate ...............................      30.16%     38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                           YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------
CLASS C                                                     2010       2009        2008        2007      2006(a)
-------                                                   --------   --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   2.01   $   2.87    $   3.02    $   2.67    $  2.50
                                                          --------   --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) ...........................       0.08       0.12        0.11        0.09       0.06
   Net realized and unrealized gains (losses) .........       0.63      (0.75)      (0.10)       0.36       0.16
                                                          --------   --------    --------    --------    -------
Total from investment operations ......................       0.71      (0.63)       0.01        0.45       0.22
                                                          --------   --------    --------    --------    -------
Less distributions from:
   Net investment income ..............................      (0.05)     (0.23)      (0.14)      (0.09)     (0.05)
   Net realized gains .................................         --         --       (0.02)      (0.01)        --(d)
                                                          --------   --------    --------    --------    -------
Total distributions ...................................      (0.05)     (0.23)      (0.16)      (0.10)     (0.05)
                                                          --------   --------    --------    --------    -------
Redemption fees(e) ....................................         --         --(f)       --(f)       --(f)      --(f)
                                                          --------   --------    --------    --------    -------
Net asset value, end of year ..........................   $   2.67   $   2.01    $   2.87    $   3.02    $  2.67
                                                          ========   ========    ========    ========    =======
Total return(g) .......................................      35.75%    (22.31)%      0.33%      17.26%      8.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) ..       1.60%      1.66%       1.63%       1.75%      1.91%
Expenses net of waiver and payments by affiliates(i) ..       1.60%      1.58%       1.60%       1.60%      1.60%
Net investment income .................................       3.31%      5.03%       3.46%       3.21%      3.36%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $383,760   $257,627    $384,075    $216,391    $42,794
Portfolio turnover rate ...............................      30.16%     38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                           YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------
CLASS R                                                     2010       2009        2008        2007      2006(a)
-------                                                   --------   --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   2.01   $   2.88    $   3.02    $   2.67    $  2.50
                                                          --------   --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) ...........................       0.08       0.13        0.11        0.10       0.06
   Net realized and unrealized gains (losses) .........       0.65      (0.77)      (0.08)       0.35       0.16
                                                          --------   --------    --------    --------    -------
Total from investment operations ......................       0.73      (0.64)       0.03        0.45       0.22
                                                          --------   --------    --------    --------    -------
Less distributions from:
   Net investment income ..............................      (0.06)     (0.23)      (0.15)      (0.09)     (0.05)
   Net realized gains .................................         --         --       (0.02)      (0.01)        --(d)
                                                          --------   --------    --------    --------    -------
Total distributions ...................................      (0.06)     (0.23)      (0.17)      (0.10)     (0.05)
                                                          --------   --------    --------    --------    -------
Redemption fees(e) ....................................         --         --(f)       --(f)       --(f)      --(f)
                                                          --------   --------    --------    --------    -------
Net asset value, end of year ..........................   $   2.68   $   2.01    $   2.88    $   3.02    $  2.67
                                                          ========   ========    ========    ========    =======
Total return(g) .......................................      36.47%    (22.46)%      0.82%      17.22%      8.92%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) ..       1.45%      1.53%       1.48%       1.60%      1.76%
Expenses net of waiver and payments by affiliates(i) ..       1.45%      1.45%       1.45%       1.45%      1.45%
Net investment income .................................       3.46%      5.16%       3.61%       3.36%      3.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  2,199   $  1,070    $  1,325    $    425    $   395
Portfolio turnover rate ...............................      30.16%     38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                           YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------
ADVISOR CLASS                                               2010       2009        2008        2007      2006(a)
-------------                                             --------   --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $   2.02   $   2.88    $   3.03    $   2.67    $  2.50
                                                          --------   --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) ...........................       0.09       0.14        0.12        0.11       0.08
   Net realized and unrealized gains (losses) .........       0.64      (0.76)      (0.09)       0.37       0.15
                                                          --------   --------    --------    --------    -------
Total from investment operations ......................       0.73      (0.62)       0.03        0.48       0.23
                                                          --------   --------    --------    --------    -------
Less distributions from:
   Net investment income ..............................      (0.07)     (0.24)      (0.16)      (0.11)     (0.06)
   Net realized gains .................................         --         --       (0.02)      (0.01)        --(d)
                                                          --------   --------    --------    --------    -------
Total distributions ...................................      (0.07)     (0.24)      (0.18)      (0.12)     (0.06)
                                                          --------   --------    --------    --------    -------
Redemption fees(e) ....................................         --         --(f)       --(f)       --(f)      --(f)
                                                          --------   --------    --------    --------    -------
Net asset value, end of year ..........................   $   2.68   $   2.02    $   2.88    $   3.03    $  2.67
                                                          ========   ========    ========    ========    =======
Total return(g) .......................................      36.40%    (21.68)%      0.93%      18.28%      9.24%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) ..       0.95%      1.03%       0.98%       1.10%      1.26%
Expenses net of waiver and payments by affiliates(i) ..       0.95%      0.95%       0.95%       0.95%      0.95%
Net investment income .................................       3.96%      5.66%       4.11%       3.86%      4.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $ 51,968   $ 18,733    $ 23,095    $  3,550    $ 1,259
Portfolio turnover rate ...............................      30.16%     38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010

                    TEMPLETON INCOME FUND                             INDUSTRY                        SHARES              VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
          COMMON STOCKS 53.2%
          AUSTRALIA 1.7%
          Billabong International Ltd. ...........        Textiles, Apparel & Luxury Goods               766,457     $    7,948,599
      (a) Billabong International Ltd., 144A .....        Textiles, Apparel & Luxury Goods               121,643          1,261,508
          Brambles Ltd. ..........................         Commercial Services & Supplies              1,359,555          9,183,304
                                                                                                                     --------------
                                                                                                                         18,393,411
                                                                                                                     --------------
          AUSTRIA 0.6%
          Telekom Austria AG .....................     Diversified Telecommunication Services            451,110          6,308,036
                                                                                                                     --------------
          CHINA 1.1%
          China Telecom Corp. Ltd., H ............     Diversified Telecommunication Services          8,370,000          4,150,369
          Travelsky Technology Ltd., H ...........                   IT Services                       9,398,000          7,867,727
                                                                                                                     --------------
                                                                                                                         12,018,096
                                                                                                                     --------------
          EGYPT 0.4%
          Egyptian Mobile Services ...............       Wireless Telecommunication Services             119,135          4,630,383
                                                                                                                     --------------
          FRANCE 4.3%
          AXA SA .................................                    Insurance                          258,840          5,759,654
          France Telecom SA ......................     Diversified Telecommunication Services            356,320          8,528,109
          Sanofi-Aventis .........................                 Pharmaceuticals                       157,330         11,731,224
          Total SA, B ............................           Oil, Gas & Consumable Fuels                 151,110          8,774,674
          Vivendi SA .............................                      Media                            402,294         10,769,835
                                                                                                                     --------------
                                                                                                                         45,563,496
                                                                                                                     --------------
          GERMANY 5.6%
          Bayerische Motoren Werke AG ............                   Automobiles                         122,220          5,651,414
          Deutsche Post AG .......................             Air Freight & Logistics                   265,540          4,595,687
          E.ON AG ................................               Electric Utilities                      160,860          5,941,799
          MAN SE .................................                    Machinery                          130,610         10,933,501
          Muenchener Rueckversicherungs-
             Gesellschaft AG .....................                    Insurance                           58,050          9,434,942
          SAP AG .................................                    Software                           132,070          6,392,368
          Siemens AG .............................            Industrial Conglomerates                   167,810         16,833,937
                                                                                                                     --------------
                                                                                                                         59,783,648
                                                                                                                     --------------
          HONG KONG 2.6%
      (a) Champion REIT, 144A ....................      Real Estate Investment Trusts (REITs)         10,328,000          4,921,738
          Hopewell Holdings Ltd. .................      Real Estate Management & Development           2,182,000          6,463,728
          Hutchison Whampoa Ltd. .................            Industrial Conglomerates                 1,301,000          9,517,571
          Yue Yuen Industrial Holdings Ltd. ......        Textiles, Apparel & Luxury Goods             2,072,000          7,218,675
                                                                                                                     --------------
                                                                                                                         28,121,712
                                                                                                                     --------------
          IRELAND 0.8%
          CRH PLC ................................             Construction Materials                    352,450          8,804,523
                                                                                                                     --------------


                               Annual Report | 25

Templeton Global Investment Trust

                    TEMPLETON INCOME FUND                             INDUSTRY                        SHARES              VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
          COMMON STOCKS (CONTINUED)
          ITALY 1.4%
          Eni SpA.................................           Oil, Gas & Consumable Fuels                 162,823     $    3,821,087
      (b) Intesa Sanpaolo SpA.....................                Commercial Banks                       819,279          3,052,241
      (b) UniCredit SpA...........................                Commercial Banks                     2,563,505          7,576,238
                                                                                                                     --------------
                                                                                                                         14,449,566
                                                                                                                     --------------
          JAPAN 1.4%
          Itochu Corp.............................        Trading Companies & Distributors               388,000          3,398,086
          Nintendo Co. Ltd........................                    Software                            21,600          7,229,642
          Toyota Motor Corp.......................                   Automobiles                          99,200          3,972,668
                                                                                                                     --------------
                                                                                                                         14,600,396
                                                                                                                     --------------
          NETHERLANDS 1.6%
      (b) ING Groep NV............................         Diversified Financial Services              1,059,240         10,578,589
          Reed Elsevier NV........................                      Media                            525,110          6,383,629
                                                                                                                     --------------
                                                                                                                         16,962,218
                                                                                                                     --------------
          NORWAY 0.8%
          Statoil ASA.............................           Oil, Gas & Consumable Fuels                 373,890          8,657,512
                                                                                                                     --------------
          RUSSIA 0.3%
          Mobile TeleSystems, ADR.................       Wireless Telecommunication Services              50,890          2,824,395
                                                                                                                     --------------
          SINGAPORE 1.9%
          DBS Group Holdings Ltd..................                Commercial Banks                       889,000          9,087,640
          Singapore Telecommunications Ltd........     Diversified Telecommunication Services          5,071,999         11,493,486
                                                                                                                     --------------
                                                                                                                         20,581,126
                                                                                                                     --------------
          SOUTH AFRICA 0.3%
          Massmart Holdings Ltd...................            Food & Staples Retailing                   187,794          2,798,919
                                                                                                                     --------------
          SOUTH KOREA 0.5%
          KB Financial Group Inc..................                Commercial Banks                       111,405          5,376,033
                                                                                                                     --------------
          SPAIN 1.0%
          Telefonica SA...........................     Diversified Telecommunication Services            453,408         10,744,598
                                                                                                                     --------------
          SWITZERLAND 3.4%
          Adecco SA...............................              Professional Services                    193,227         10,972,140
          Novartis AG.............................                 Pharmaceuticals                       187,960         10,155,903
          Roche Holding AG........................                 Pharmaceuticals                        60,130          9,755,437
          Vontobel Holding AG.....................                 Capital Markets                       188,708          5,586,043
                                                                                                                     --------------
                                                                                                                         36,469,523
                                                                                                                     --------------
          TAIWAN 2.0%
          Compal Electronics Inc..................             Computers & Peripherals                11,005,902         14,406,403
          Taiwan Semiconductor
            Manufacturing Co. Ltd.................    Semiconductors & Semiconductor Equipment         3,272,384          6,340,131
                                                                                                                     --------------
                                                                                                                         20,746,534
                                                                                                                     --------------


                               26 | Annual Report

Templeton Global Investment Trust

                    TEMPLETON INCOME FUND                             INDUSTRY                         SHARES             VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
          COMMON STOCKS (CONTINUED)
          UNITED KINGDOM 9.5%
          Aviva PLC...............................                    Insurance                        1,053,690     $    6,159,297
          BP PLC..................................           Oil, Gas & Consumable Fuels                 750,055          7,099,332
          GlaxoSmithKline PLC.....................                 Pharmaceuticals                       508,436          9,765,273
          Hays PLC................................              Professional Services                  2,749,230          4,533,133
          HSBC Holdings PLC.......................                Commercial Banks                     1,121,486         11,425,385
          Kingfisher PLC..........................                Specialty Retail                     3,135,973         10,213,090
          Marks & Spencer Group PLC...............                Multiline Retail                     1,099,350          6,175,829
          Royal Dutch Shell PLC, B................           Oil, Gas & Consumable Fuels                 496,480         13,685,340
          The Sage Group PLC......................                    Software                         2,580,790          9,368,926
          Tesco PLC...............................            Food & Staples Retailing                   759,641          5,021,165
          Vodafone Group PLC......................       Wireless Telecommunication Services           6,400,499         14,776,032
          WSP Group PLC...........................           Construction & Engineering                  706,780          3,144,195
                                                                                                                     --------------
                                                                                                                        101,366,997
                                                                                                                     --------------
          UNITED STATES 12.0%
          Abbott Laboratories.....................                 Pharmaceuticals                       130,710          6,885,803
          Accenture PLC, A........................                   IT Services                         280,720         11,776,204
          Bank of America Corp....................         Diversified Financial Services                401,390          7,164,812
          Bristol-Myers Squibb Co.................                 Pharmaceuticals                       165,320          4,414,044
          Chevron Corp............................           Oil, Gas & Consumable Fuels                  83,880          6,360,620
          Comcast Corp., A........................                      Media                            299,492          5,381,871
      (b) Dex One Corp............................                      Media                             20,281            566,246
          General Electric Co.....................            Industrial Conglomerates                   604,970         11,010,454
          The Home Depot Inc......................                Specialty Retail                       404,850         13,096,897
          JPMorgan Chase & Co.....................         Diversified Financial Services                229,386         10,265,023
          Merck & Co. Inc.........................                 Pharmaceuticals                       286,806         10,712,204
          Microsoft Corp..........................                    Software                           401,010         11,737,563
          Pfizer Inc..............................                 Pharmaceuticals                       193,982          3,326,791
          The Procter & Gamble Co.................               Household Products                      105,910          6,700,926
          Time Warner Cable Inc...................                      Media                            113,160          6,032,560
(b, c, d) Turtle Bay Resort.......................          Hotels, Restaurants & Leisure              1,587,888          1,587,888
          United Parcel Service Inc., B...........             Air Freight & Logistics                   173,710         11,188,661
                                                                                                                     --------------
                                                                                                                        128,208,567
                                                                                                                     --------------
          TOTAL COMMON STOCKS
             (COST $600,199,576)..................                                                                      567,409,689
                                                                                                                     --------------
      (e) EQUITY-LINKED SECURITIES 2.4%
          HONG KONG 0.5%
      (a) The Goldman Sachs Group Inc. into
             Techtronic Industries Co. Ltd.,
                5.25%, 144A.......................               Household Durables                      749,512          4,954,787
                                                                                                                     --------------
          UNITED STATES 1.9%
      (a) The Goldman Sachs Group Inc. into Dell
             Inc., 6.00%, 144A....................             Computers & Peripherals                   325,692          4,928,697
      (a) The Goldman Sachs Group Inc. into News
             Corp., 5.00%, 144A...................                      Media                            522,935          7,706,650


                               Annual Report | 27

Templeton Global Investment Trust

                    TEMPLETON INCOME FUND                             INDUSTRY                        SHARES              VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
      (e) EQUITY-LINKED SECURITIES (CONTINUED)
          UNITED STATES (CONTINUED)
      (a) Morgan Stanley into Baker Hughes Inc.,
             5.50%, 144A..........................          Energy, Equipment & Services                  64,325     $    3,059,187
      (a) Morgan Stanley into Oracle Corp., 5.50%,
             144A.................................                    Software                           201,629          5,092,846
                                                                                                                     --------------
                                                                                                                         20,787,380
                                                                                                                     --------------
          TOTAL EQUITY-LINKED SECURITIES
             (COST $23,646,496)...................                                                                       25,742,167
                                                                                                                     --------------
          CONVERTIBLE PREFERRED STOCKS
             (COST $3,955,000) 0.7%
          BRAZIL 0.7%
          Vale Capital II, 6.50%, cvt. pfd........                 Metals & Mining                        79,100          7,181,736
                                                                                                                     --------------
          PREFERRED STOCKS (COST $7,592,477)
          1.2%
          BRAZIL 1.2%
          Vale SA, ADR, pfd., A...................                 Metals & Mining                       466,860         12,960,034
                                                                                                                     --------------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(f)
                                                                                                  --------------
   (g, h) SENIOR FLOATING RATE INTERESTS 5.3%
          GERMANY 0.0%(i)
          Fresenius Medical Care Holdings Inc.,
             Term Loan B, 1.612% - 1.665%,
                3/31/13...........................        Health Care Providers & Services               401,292            394,583
                                                                                                                     --------------
          NETHERLANDS 0.1%
          Hexion Specialty Chemicals BV, Term Loan
             C-2B, 4.063%, 5/03/15................                    Chemicals                          297,147            283,651
          UPC Financing Partnership, Term Loan T,
             3.93%, 12/31/16......................                      Media                            351,712            347,316
                                                                                                                     --------------
                                                                                                                            630,967
                                                                                                                     --------------
          UNITED STATES 5.2%
          Anchor Glass Container Corp., Second
             Lien Term Loan, 10.00%, 9/02/16......             Containers & Packaging                  3,158,900          3,123,362
          ARAMARK Corp.,
             Synthetic L/C, 2.113%, 1/26/14.......         Commercial Services & Supplies                 64,215             62,915
             Term Loan B, 2.126%, 1/26/14.........         Commercial Services & Supplies                976,425            956,668
      (j) Ashland Inc., Term Loan B, 6.65%,
             5/13/14..............................                    Chemicals                          623,537            630,874
          BE Aerospace Inc., Term Loan B, 5.75%,
             7/28/14..............................               Aerospace & Defense                     232,862            236,161
          Celanese U.S. Holdings LLC, Dollar Term
             Loan, 2.001%, 4/02/14................                    Chemicals                          331,156            324,285


                               28 | Annual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                    TEMPLETON INCOME FUND                               INDUSTRY                      AMOUNT(f)           VALUE
          ------------------------------------------ ---------------------------------------------- -------------     -------------
          SENIOR FLOATING RATE INTERESTS (CONTINUED)
          UNITED STATES (CONTINUED)
      (j) Cinemark USA Inc., Extend Term Loan,
             3.48% - 3.52%, 4/30/16 ................                     Media                            420,806     $     420,701
          Community Health Systems Inc.,
             Delayed Draw Term Loan, 2.502%,
                7/25/14 ............................        Health Care Providers & Services               71,193            69,488
             Term Loan, 1.00% - 2.502%,
                7/25/14 ............................        Health Care Providers & Services            1,389,871         1,356,602
          Constellation Brands Inc.,
             Extended Term Loan B, 3.00%,
                6/05/15 ............................                   Beverages                           54,665            55,092
             Term Loan B, 1.75%, 6/05/13 ...........                   Beverages                          373,077           371,778
      (j) CSC Holdings Inc. (Cablevision),
             Incremental Term Loan, 4.00%,
                3/29/13 ............................                     Media                             78,444            77,420
             Incremental Term Loan B-2, 1.98%,
                3/29/16 ............................                     Media                          1,353,026         1,353,496
          DaVita Inc., Term Loan B-1,
             1.73% - 1.80%, 10/05/12 ...............        Health Care Providers & Services              428,939           423,241
          Dean Foods Co., Term Loan B, 1.675%,
             4/02/14 ...............................                 Food Products                        428,389           421,525
          DIRECTV Holdings LLC, Term Loan B,
             1.748%, 4/13/13 .......................                     Media                            207,676           207,661
          Discovery Communications Inc., Term
             Loan B, 2.29%, 5/14/14 ................                     Media                            296,203           296,071
          Diversey Inc., Tranche B Dollar Term
             Loan, 5.50%, 11/24/15 .................         Commercial Services & Supplies               519,258           526,074
          DJO Finance LLC, Term Loan B, 3.248%,
             5/20/14 ...............................        Health Care Equipment & Supplies              950,519           926,280
          Dollar General Corp., Tranche B-1 Term
             Loan, 2.986% - 2.999%, 7/07/14 ........                Multiline Retail                      787,901           778,500
          Duratek Inc. (EnergySolutions), Term
             Loan B, 4.03%, 6/07/13 ................         Commercial Services & Supplies               142,170           140,511
          Education Management LLC, Term Loan
             C, 2.063%, 6/01/13 ....................         Diversified Consumer Services                948,019           922,242
          EnergySolutions LLC,
             Synthetic A Deposit, 4.00%,
                6/07/13 ............................         Commercial Services & Supplies                20,436            20,197
             Synthetic L/C, 4.00%, 6/07/13 .........         Commercial Services & Supplies                21,118            20,871
             Term Loan B, 4.03%, 6/07/13 ...........         Commercial Services & Supplies               296,326           292,869
   (k, l) EnviroSolutions Inc., Initial Term Loan,
             PIK, 4.75%, 7/07/12 ...................         Commercial Services & Supplies             2,645,104         2,221,887
          Federal-Mogul Corp.,
             Term Loan B, 2.168% - 2.178%,
                12/27/14 ...........................                Auto Components                     2,034,312         1,884,918
             Term Loan C, 2.168% - 2.178%,
                12/27/15 ...........................                Auto Components                     3,432,443         3,180,375


                               Annual Report | 29

Templeton Global Investment Trust

                                                                                                       PRINCIPAL
                    TEMPLETON INCOME FUND                                INDUSTRY                      AMOUNT(f)          VALUE
          ------------------------------------------ ---------------------------------------------- -------------     -------------
          SENIOR FLOATING RATE INTERESTS (CONTINUED)
          UNITED STATES (CONTINUED)
      (j) Flextronics International USA Inc.,
             A Closing Date Loan, 2.479% - 2.501%,
                10/01/14 ........................... Electronic Equipment, Instruments & Components       333,039     $     319,123
             A-1-A Delayed Draw Term Loan, 2.501%,
                10/01/14 ........................... Electronic Equipment, Instruments & Components        43,249            41,441
             A-3 Delayed Draw Term Loan, 4.50%,
                10/01/14 ........................... Electronic Equipment, Instruments & Components        77,031            73,805
          Georgia-Pacific LLC,
             Term Loan B, 2.254% - 2.29%,
                12/20/12 ...........................             Paper & Forest Products                  153,821           152,716
      (j) Term Loan C, 3.502% - 3.54%,
             12/23/14 ..............................             Paper & Forest Products                  539,129           542,497
          HCA Inc., Term Loan B-1, 2.54%,
             11/18/13 ..............................        Health Care Providers & Services            1,374,088         1,342,828
          Hexion Specialty Chemicals Inc., Term
             Loan C-1B, 4.063%, 5/03/15 ............                    Chemicals                         646,832           617,455
          Intelsat Corp. (PanAmSat),
             Incremental Term Loan B-2-A, 2.728%,
                1/03/14 ............................       Wireless Telecommunication Services             44,257            43,169
             Incremental Term Loan B-2-B, 2.728%,
                1/03/14 ............................       Wireless Telecommunication Services             44,244            43,156
             Incremental Term Loan B-2-C, 2.728%,
                1/03/14 ............................       Wireless Telecommunication Services             44,244            43,156
             Tranche B-2-A, 2.728%, 1/03/14 ........       Wireless Telecommunication Services            271,498           264,824
             Tranche B-2-B, 2.728%, 1/03/14 ........       Wireless Telecommunication Services            271,415           264,743
             Tranche B-2-C, 2.728%, 1/03/14 ........       Wireless Telecommunication Services            271,415           264,743
          Jarden Corp., Term Loan B4, 3.54%,
             1/26/15 ...............................               Household Durables                     847,237           851,120
          Jostens IH Corp. (Visant Holding Corp.),
             Term Loan C, 2.228%, 10/04/11 .........                 Auto Components                      339,343           337,540
      (j) Lender Processing Services Inc., Term
             Loan B, 2.748%, 7/02/14 ...............                   IT Services                        307,602           308,563
          Lifepoint Hospitals Inc., Term B-2 Loan,
             3.01%, 4/15/15 ........................        Health Care Providers & Services              636,693           635,996
      (l) Metro-Goldwyn-Mayer Inc., Term Loan B,
             20.50%, 4/08/12 .......................                      Media                         5,324,259         2,567,054
          Mylan Inc., Term Loan B,
             3.50% - 3.563%, 10/02/14 ..............                 Pharmaceuticals                    1,013,009         1,015,541
          Nalco Co.,
             Term Loan, 6.50%, 5/13/16 .............                    Chemicals                         325,496           329,497
             Term Loan B, 2.00%, 11/04/10 ..........                    Chemicals                         156,748           156,972
          Novelis Corp., U.S. Term Loan,
             2.25% - 2.30%, 7/07/14 ................                 Metals & Mining                      595,426           577,882
          NRG Energy Inc.,
             Credit Link, 2.04%, 2/01/13 ...........  Independent Paper Producers & Energy Traders        547,154           536,517
             Term Loan, 1.998% - 2.04%,
                2/01/13 ............................  Independent Paper Producers & Energy Traders        828,851           812,738
          NTELOS Inc., Term Loan B, 5.75%,
             8/07/15 ...............................       Wireless Telecommunication Services            397,432           401,530


                               30 | Annual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                     TEMPLETON INCOME FUND                              INDUSTRY                      AMOUNT(f)           VALUE
          ------------------------------------------ ---------------------------------------------- -------------     -------------
          SENIOR FLOATING RATE INTERESTS (CONTINUED)
          UNITED STATES (CONTINUED)
          Penn National Gaming Inc., Term Loan B,
             1.98% - 2.00%, 10/03/12 ...............          Hotels, Restaurants & Leisure               963,514     $     953,937
      (j) R.H. Donnelley Inc., Term Loan B, 9.25%,
             10/24/14 ..............................                      Media                         2,870,664         2,818,274
          RBS Global Inc. (Rexnord),
             Incremental Tranche B-2, 2.50%,
                7/22/13 ............................                    Machinery                         202,359           191,356
             Tranche B-1 Term Loan B,
                2.75% - 2.813%, 7/22/13 ............                    Machinery                       1,029,244           985,180
          Regal Cinemas Corp., Term Loan, 3.79%,
             10/27/13 ..............................                      Media                           365,136           366,798
          Rockwood Specialties Group Inc., Term
             Loan H, 6.00%, 5/15/14 ................                    Chemicals                       1,407,805         1,417,484
      (k) Sleep Innovations Inc., Term Loan, PIK,
             10.25%, 3/05/15 .......................               Household Durables                     352,893           209,089
          SunGard Data Systems Inc., Tranche B
             U.S. Term Loan, 3.864% - 3.874%,
                2/28/16 ............................                   IT Services                        345,490           343,187
          SUPERVALU Inc., Term Loan B, 1.498%,
             6/02/12 ...............................            Food & Staples Retailing                  762,615           761,471
          Texas Competitive Electric Holdings Co.
             LLC, Term Loan B-2, 3.729% - 3.79%,
                10/10/14 ...........................  Independent Power Producers & Energy Traders      4,381,404         3,608,880
          TransDigm Inc., Term Loan B, 2.278%,
             6/23/13 ...............................               Aerospace & Defense                    623,985           614,723
      (d) Turtle Bay Holdings LLC,
             Term Loan A, 10.25%, 3/01/13 ..........          Hotels, Restaurants & Leisure             1,535,540         1,497,151
   (c, k) Term Loan B, PIK, 3.00%, 2/09/15 .........          Hotels, Restaurants & Leisure             3,210,674         2,510,105
          Univision Communications Inc., Initial
             Term Loan, 2.54%, 9/29/14 .............                      Media                         4,007,916         3,580,059
          Windstream Corp., Tranche B-2 Term
             Loan, 3.01%, 12/17/15 .................     Diversified Telecommunication Services           399,793           399,436
          Wm. Wrigley Jr. Co.,
             Term Loan B1, 3.063%, 12/17/12 ........            Food & Staples Retailing                  355,677           358,367
             Term Loan B2, 3.313%, 10/06/14 ........            Food & Staples Retailing                1,110,481         1,119,195
                                                                                                                      -------------
                                                                                                                         55,581,362
                                                                                                                      -------------
          TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $54,445,022) ....................                                                                     56,606,912
                                                                                                                      -------------
          CORPORATE BONDS AND NOTES 12.8%
          BERMUDA 0.1%
          Intelsat Subsidiary Holding Co. Ltd.,
             senior note, 8.50%, 1/15/13 ...........     Diversified Telecommunication Services         1,100,000         1,122,000
                                                                                                                      -------------
          CANADA 0.2%
          Canadian Natural Resources Ltd., 5.90%,
             2/01/18 ...............................           Oil, Gas & Consumable Fuels                500,000           541,975


                               Annual Report | 31

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                    TEMPLETON INCOME FUND
INDUSTRY                     AMOUNT(f)           VALUE
          ------------------------------------------ ---------------------------------------------- -------------     -------------
          CORPORATE BONDS & NOTES (CONTINUED)
          CANADA (CONTINUED)
          Novelis Inc., senior note,
             7.25%, 2/15/15 ........................                 Metals & Mining                      300,000     $     291,000
             11.50%, 2/15/15 .......................                 Metals & Mining                      200,000           216,250
      (a) OPTI Canada Inc., senior secured note,
             144A, 9.00%, 12/15/12 .................           Oil, Gas & Consumable Fuels                300,000           310,500
          Teck Resources Ltd., senior secured note,
             10.75%, 5/15/19 .......................                 Metals & Mining                      600,000           738,000
                                                                                                                      -------------
                                                                                                                          2,097,725
                                                                                                                      -------------
          FRANCE 0.1%
          Compagnie Generale de Geophysique-
             Veritas, senior note,
                9.50%, 5/15/16 .....................           Energy Equipment & Services                800,000           849,893
                7.75%, 5/15/17 .....................           Energy Equipment & Services                200,000           201,000
                                                                                                                      -------------
                                                                                                                          1,050,893
                                                                                                                      -------------
          GERMANY 0.1%
          FMC Finance III SA, senior note, 6.875%,
             7/15/17 ...............................        Health Care Providers & Services              350,000           365,750
          Fresenius Medical Care Capital Trust IV,
             7.875%, 6/15/11 .......................        Health Care Providers & Services              250,000           261,875
      (a) Fresenius US Finance II, senior note,
             144A, 9.00%, 7/15/15 ..................        Health Care Providers & Services              300,000           336,000
      (a) UPC Germany GmbH, senior secured
             note, 144A, 9.625%, 12/01/19 ..........                      Media                           300,000 EUR       429,634
                                                                                                                      -------------
                                                                                                                          1,393,259
                                                                                                                      -------------
          INDIA 0.2%
      (a) ICICI Bank Ltd., 144A, 6.625%,
             10/03/12 ..............................                Commercial Banks                    1,500,000         1,593,994
                                                                                                                      -------------
          ITALY 0.2%
      (a) Seat Pagine Gialle SpA, senior secured
             note, 144A, 10.50%, 1/31/17 ...........                      Media                           700,000 EUR       927,608
      (a) Wind Acquisition Finance SA, senior note,
             144A, 11.75%, 7/15/17 .................     Diversified Telecommunication Services           700,000           780,500
   (a, k) Wind Acquisition Holding, senior note,
             144A, PIK, 12.25%, 7/15/17 ............     Diversified Telecommunication Services           300,000 EUR       396,196
                                                                                                                      -------------
                                                                                                                          2,104,304
                                                                                                                      -------------
          JAMAICA 0.1%
      (a) Digicel Group Ltd., senior note, 144A,
             8.875%, 1/15/15 .......................       Wireless Telecommunication Services          1,000,000           983,750
                                                                                                                      -------------


                               32 | Annual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                    TEMPLETON INCOME FUND                              INDUSTRY                       AMOUNT(f)           VALUE
          ----------------------------------------   --------------------------------------------   ------------       -------------
          CORPORATE BONDS & NOTES (CONTINUED)
          KAZAKHSTAN 0.9%
          HSBK (Europe) BV,
      (a)    144A, 7.25%, 5/03/17 ................                  Commercial Banks                    800,000        $     783,274
      (m)    Reg S, 7.25%, 5/03/17 ...............                  Commercial Banks                  4,300,000            4,210,097
      (a) Kazmunaigaz Finance Sub BV, 144A,
             9.125%, 7/02/18 .....................             Oil, Gas & Consumable Fuels            4,100,000            4,986,625
                                                                                                                       -------------
                                                                                                                           9,979,996
                                                                                                                       -------------
          MARSHALL ISLANDS 0.0%(i)
          Teekay Corp., senior note, 8.50%,
             1/15/20 .............................             Oil, Gas & Consumable Fuels               200,000             209,500
                                                                                                                       -------------
          NETHERLANDS 0.1%
      (a) Intergen NV, senior secured note, 144A,
             9.00%, 6/30/17 ......................                    Gas Utilities                    1,000,000           1,035,000
      (a)   UPC Holding BV, senior note, 144A,
             9.875%, 4/15/18 .....................                        Media                          200,000             211,000
                                                                                                                       -------------
                                                                                                                           1,246,000
                                                                                                                       -------------
          RUSSIA 0.9%
      (m) Alfa MTN Markets Ltd. for ABH Financial
             Ltd., Reg S, 8.20%, 6/25/12 .........                  Commercial Banks                     495,000             524,081
      (a) Gazprom, secured note, 144A, 7.51%,
             7/31/13 .............................             Oil, Gas & Consumable Fuels             6,600,000           7,211,226
      (a) LUKOIL International Finance BV, 144A,
             6.656%, 6/07/22 .....................             Oil, Gas & Consumable Fuels             2,000,000           1,985,000
                                                                                                                       -------------
                                                                                                                           9,720,307
                                                                                                                       -------------
          SOUTH AFRICA 0.1%
   (a, g) Edcon Holdings, 144A, FRN, 6.15%,
             6/15/15 .............................                  Specialty Retail                     500,000 EUR         448,168
   (g, m) Edcon Proprietary Ltd., senior secured
             note, Reg S, FRN, 3.90%, 6/15/14 ....                  Specialty Retail                     800,000 EUR         832,247
                                                                                                                       -------------
                                                                                                                           1,280,415
                                                                                                                       -------------
          SWITZERLAND 0.1%
      (a) Petroplus Finance Ltd., senior note,
             144A, 6.75%, 5/01/14 ................             Oil, Gas & Consumable Fuels               700,000             633,500
                                                                                                                       -------------
          UNITED KINGDOM 0.4%
      (a) Ceva Group PLC, senior secured note,
             144A,
             11.625%, 10/01/16 ...................               Air Freight & Logistics                 200,000             214,500
             11.50%, 4/01/18 .....................               Air Freight & Logistics                 800,000             834,000
      (a) Expro Finance Luxembourg, senior secured
             note, 144A, 8.50%, 12/15/16 .........             Energy Equipment & Services               800,000             811,991
      (a) Ineos Group Holdings PLC, senior secured
             note, 144A, 8.50%, 2/15/16 ..........                      Chemicals                        800,000             664,000


                               Annual Report | 33

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                    TEMPLETON INCOME FUND                              INDUSTRY                       AMOUNT(f)           VALUE
          ----------------------------------------   --------------------------------------------   ------------       -------------
          CORPORATE BONDS & NOTES (CONTINUED)
          UNITED KINGDOM (CONTINUED)
      (a) Infinis PLC, senior note, 144A, 9.125%,
             12/15/14 ............................   Independent Power Producers & Energy Traders        200,000 GBP   $     314,076
      (a) Kerling PLC, senior secured note, 144A,
             10.625%, 1/28/17 ....................                     Chemicals                         500,000 EUR         710,152
      (a) Virgin Media Secured Finance, senior
             secured note, 144A, 6.50%, 1/15/18 ..                       Media                           400,000             402,882
                                                                                                                       -------------
                                                                                                                           3,951,601
                                                                                                                       -------------
          UNITED STATES 9.3%
      (a) Alliance One International Inc., senior
             note, 144A, 10.00%, 7/15/16 .........                      Tobacco                          200,000             209,375
      (a) Allison Transmission Inc., senior note,
             144A, 11.00%, 11/01/15 ..............                     Machinery                       1,000,000           1,070,000
          Ameren Corp., senior note, 8.875%,
             5/15/14 .............................                 Multi-Utilities                       800,000             923,823
      (a) Antero Resources Finance, senior note,
             144A, 9.375%, 12/01/17 ..............            Oil, Gas & Consumable Fuels                600,000             621,000
          Arvinmeritor Inc., senior note, 10.625%,
             3/15/18 .............................                  Auto Components                      400,000             419,000
      (n) Bank of America Corp., pfd., sub. bond,
             M, 8.125%, Perpetual ................            Diversified Financial Services           1,000,000           1,021,580
          Berry Petroleum Co., senior note,
             10.25%, 6/01/14 .....................            Oil, Gas & Consumable Fuels                700,000             775,250
      (a) Building Materials Corp. of America,
             senior note, 144A, 7.50%, 3/15/20 ...              Construction Materials                   400,000             401,000
      (a) Cablevision Systems Corp., senior note,
             144A, 8.625%, 9/15/17 ...............                       Media                           300,000             318,750
      (a) Cargill Inc., 144A, 6.00%, 11/27/17 ....                   Food Products                       500,000             543,456
      (a) Casella Waste Systems Inc., senior
             secured note, 144A, 11.00%,
             7/15/14 .............................          Commercial Services & Supplies               600,000             646,500
      (a) CCH II LLC/CCH II Capital Corp., senior
             note, 144A, 13.50%, 11/30/16 ........                       Media                           733,378             878,220
      (a) CEDC Finance Corp. International Inc.,
             senior secured note, 144A, 9.125%,
             12/01/16 ............................                     Beverages                         500,000             530,000
          CenterPoint Energy Inc., senior note,
             6.125%, 11/01/17 ....................                  Multi-Utilities                      500,000             528,358
          Chesapeake Energy Corp., senior note,
             7.625%, 7/15/13 .....................            Oil, Gas & Consumable Fuels                 50,000              52,375
             6.25%, 1/15/18 ......................            Oil, Gas & Consumable Fuels              1,550,000           1,484,125
          Citigroup Inc., sub. note, 5.00%,
             9/15/14 .............................          Diversified Financial Services               500,000             499,788
      (a) Clear Channel Worldwide Holdings Inc.,
             senior note,
             A, 144A, 9.25%, 12/15/17 ............                       Media                           100,000             104,375
             B, 144A, 9.25%, 12/15/17 ............                       Media                           400,000             420,000


                               34 | Annual Report

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                    TEMPLETON INCOME FUND                              INDUSTRY                       AMOUNT(f)            VALUE
          ----------------------------------------   --------------------------------------------   ------------       -------------
          CORPORATE BONDS & NOTES (CONTINUED)
          UNITED STATES (CONTINUED)
          CMS Energy Corp., senior note, 8.75%,
             6/15/19 .............................                  Multi-Utilities                      500,000       $     567,045
          Concho Resources Inc., senior note,
             8.625%, 10/01/17 ....................            Oil, Gas & Consumable Fuels                300,000             319,500
   (a, j) Consol Energy Inc., senior note, 144A,
             8.00%, 4/01/17 ......................            Oil, Gas & Consumable Fuels                100,000             103,250
             8.25%, 4/01/20 ......................            Oil, Gas & Consumable Fuels                200,000             206,500
          Copano Energy LLC, senior note, 8.125%,
             3/01/16 .............................            Oil, Gas & Consumable Fuels              1,000,000           1,018,750
      (a) Cott Beverages Inc., senior note, 144A,
             8.375%, 11/15/17 ....................                        Beverages                      400,000             414,000
          Crown Castle International Corp., senior
             note, 9.00%, 1/15/15 ................           Wireless Telecommunication Services         800,000             870,000
      (a) Crosstex Energy/Crosstex Energy Finance,
             senior note, 144A, 8.875%, 2/15/18 ..            Oil, Gas & Consumable Fuels                200,000             207,250
          CSC Holdings Inc., senior deb., 7.625%,
             7/15/18 .............................                       Media                           600,000             630,000
      (a) Delta Air Lines Inc., senior secured
             note,
             144A, 9.50%, 9/15/14 ................                     Airlines                          700,000             742,000
          Denbury Resources Inc., senior sub.
             note,
             8.25%, 2/15/20 ......................            Oil, Gas & Consumable Fuels                300,000             319,500
          Dole Food Co. Inc., senior secured note,
             13.875%, 3/15/14 ....................                   Food Products                       506,000             611,627
          Dollar General Corp., senior note,
             10.625%, 7/15/15 ....................                 Multiline Retail                      900,000             992,250
          Dynegy Holdings Inc., senior note,
             7.50%, 6/01/15 ......................   Independent Power Producers & Energy Traders        500,000             417,500
             8.375%, 5/01/16 .....................   Independent Power Producers & Energy Traders        500,000             417,500
          EchoStar DBS Corp., senior note,
             7.125%, 2/01/16 .....................                       Media                         1,100,000           1,126,125
          Edison Mission Energy, senior note,
             7.00%, 5/15/17 ......................   Independent Power Producers & Energy Traders        100,000              70,250
      (g) Enterprise Products Operating LLC,
             junior sub. note, FRN, 7.034%,
             1/15/68 .............................            Oil, Gas & Consumable Fuels                800,000             762,114
          FelCor Lodging LP, senior secured note,
             10.00%, 10/01/14 ....................       Real Estate Investment Trusts (REITs)         1,000,000           1,035,000
   (a, l) Fontainebleau Las Vegas, 144A, 11.00%,
             6/15/15 .............................           Hotels, Restaurants & Leisure             1,000,000              16,250
          Ford Motor Credit Co. LLC, senior note,
             9.875%, 8/10/11 .....................                    Automobiles                        850,000             901,780
             7.50%, 8/01/12 ......................                    Automobiles                        500,000             518,014
             8.125%, 1/15/20 .....................                    Automobiles                        200,000             210,149
          Forest City Enterprises Inc., senior
             note,
             7.625%, 6/01/15 .....................       Real Estate Management & Development            650,000             607,750
          Freescale Semiconductor Inc.,
             senior note, 8.875%, 12/15/14 .......     Semiconductors & Semiconductor Equipment        1,000,000             960,000
          General Electric Capital Corp., senior
             note, A, 8.50%, 4/06/18 .............          Diversified Financial Services           109,000,000 MXN       8,204,500


                               Annual Report | 35

Templeton Global Investment Trust

                                                                                                      PRINCIPAL
                    TEMPLETON INCOME FUND                              INDUSTRY                       AMOUNT(f)            VALUE
          ----------------------------------------   --------------------------------------------   ------------       -------------
          CORPORATE BONDS & NOTES (CONTINUED)
          UNITED STATES (CONTINUED)
      (a) General Maritime Corp., senior note,
             144A, 12.00%, 11/15/17 ..............            Oil, Gas & Consumable Fuels                600,000       $     645,000
          GMAC Inc.,
             senior note, 7.25%, 3/02/11 .........                 Consumer Finance                      800,000             818,000
             senior note, 6.875%, 8/28/12 ........                 Consumer Finance                      158,000             160,963
             sub. note, 8.00%, 12/31/18 ..........                 Consumer Finance                      250,000             248,750
          The Goldman Sachs Group Inc., sub. note,
             6.75%, 10/01/37 .....................                  Capital Markets                      800,000             801,482
          Hanesbrands Inc., senior note, 8.00%,
             12/15/16 ............................         Textiles, Apparel & Luxury Goods              200,000             208,000
          Harrah's Operating Co. Inc., senior
             secured note, 11.25%, 6/01/17 .......           Hotels, Restaurants & Leisure             1,000,000           1,082,500
          HCA Inc.,
             senior note, 6.50%, 2/15/16 .........            Health Care Providers & Services         1,100,000           1,049,125
             senior secured note, 9.125%,
                11/15/14 .........................         Health Care Providers & Services              500,000             529,375
      (a) Holly Corp., senior note, 144A, 9.875%,
             6/15/17 .............................            Oil, Gas & Consumable Fuels                500,000             517,500
      (a) Host Hotels & Resorts LP, senior note,
             144A, 9.00%, 5/15/17 ................           Hotels, Restaurants & Leisure               800,000             868,000
          Huntsman International LLC,
      (a)    senior note, 144A, 5.50%, 6/30/16 ...                     Chemicals                         400,000             363,000
             senior sub. note, 7.875%, 11/15/14 ..                     Chemicals                         600,000             609,000
          Jarden Corp., senior sub. note, 7.50%,
             5/01/17 .............................                Household Durables                   1,000,000           1,018,750
      (a) JBS USA LLC, senior note, 144A,
             11.625%, 5/01/14 ....................                   Food Products                       800,000             916,000
   (a, k) JohnsonDiversey Holdings Inc., senior
             note, 144A, PIK, 10.50%, 5/15/20 ....               Professional Services                   600,000             657,000
          Jostens IH Corp., senior sub. note,
             7.625%, 10/01/12 ....................                Household Durables                   1,000,000           1,007,500
          JPMorgan Chase Capital XXII, sub. bond,
             6.45%, 2/02/37 ......................                  Capital Markets                    1,000,000             931,239
          KB Home, senior note, 6.25%,
             6/15/15 .............................                Household Durables                     700,000             675,500
          Lamar Media Corp., senior sub. note,
             7.25%, 1/01/13 ......................                       Media                           100,000             101,250
             6.625%, 8/15/15 .....................                       Media                           550,000             536,937
             B, 6.625%, 8/15/15 ..................                       Media                           450,000             434,813
   (a, j) LBI Escrow Corp., senior secured note,
             144A, 8.00%, 11/01/17 ...............               Diversified Chemicals                   300,000             311,625
      (l) Lehman Brothers Holdings Inc.,
             senior note, 6.20%, 9/26/14 .........                  Capital Markets                    1,000,000             237,500
      (a) Libbey Glass Inc., senior secured note,
             144A, 10.00%, 2/15/15 ...............                Household Durables                     400,000             423,000
          Liberty Media Corp., senior note, 5.70%,
             5/15/13 .............................                       Media                         1,100,000           1,105,500
   (a, j) Linn Energy Corp., senior note, 144A,
             8.625%, 4/15/20 .....................            Oil, Gas & Consumable Fuels                700,000             702,625


                               36 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
                    TEMPLETON INCOME FUND                             INDUSTRY                       AMOUNT(f)            VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
          CORPORATE BONDS & NOTES (CONTINUED)
          UNITED STATES (CONTINUED)
      (a) MacDermid Inc., senior sub. note, 144A,
             9.50%, 4/15/17 ......................                   Chemicals                         1,100,000     $    1,135,750
          Manitowoc Co. Inc., senior note, 9.50%,
             2/15/18 .............................                   Machinery                           500,000            523,750
          Mariner Energy Inc., senior note, 7.50%,
             4/15/13 .............................          Oil, Gas & Consumable Fuels                1,000,000          1,012,500
          MarkWest Energy Partners LP, senior
             note,
             6.875%, 11/01/14 ....................          Oil, Gas & Consumable Fuels                1,000,000            985,000
             8.75%, 4/15/18 ......................          Oil, Gas & Consumable Fuels                  100,000            103,125
      (a) Martin Midstream Partners LP, senior
             note,
             144A, 8.875%, 4/01/18 ...............          Oil, Gas & Consumable Fuels                  200,000            203,000
      (a) Media General Inc., senior secured note,
             144A, 11.75%, 2/15/17 ...............                     Media                             600,000            595,500
          Merrill Lynch & Co. Inc., senior note,
             6.40%, 8/28/17 ......................         Diversified Financial Services              1,000,000          1,055,112
      (g) MetLife Inc., junior sub. note, FRN,
             6.40%, 12/15/66 .....................                   Insurance                         1,000,000            893,137
          MetroPCS Wireless Inc., senior note,
             9.25%, 11/01/14 .....................      Wireless Telecommunication Services            1,100,000          1,130,250
          MGM MIRAGE,
             senior note, 6.625%, 7/15/15 ........         Hotels, Restaurants & Leisure                 400,000            333,000
             senior note, 7.50%, 6/01/16 .........         Hotels, Restaurants & Leisure                 400,000            335,000
      (a)    senior secured note, 144A, 9.00%,
                3/15/20 ..........................         Hotels, Restaurants & Leisure                 300,000            310,500
          Michaels Stores Inc., senior note,
             10.00%, 11/01/14 ....................                Specialty Retail                     1,600,000          1,696,000
          Morgan Stanley, senior note, 6.00%,
             4/28/15 .............................                Capital Markets                      1,000,000          1,072,350
          Nalco Co., senior sub. note, 8.875%,
             11/15/13 ............................                   Chemicals                         1,000,000          1,035,000
   (a, j) New Communications Holdings,
             senior note, 144A,
             8.25%, 4/15/17 ......................     Diversified Telecommunication Services            100,000            102,250
             8.50%, 4/15/20 ......................     Diversified Telecommunication Services            200,000            202,500
             8.75%, 4/15/22 ......................     Diversified Telecommunication Services            300,000            301,500
          NewPage Corp., senior secured note,
             11.375%, 12/31/14 ...................            Paper & Forest Products                  1,000,000          1,000,000
      (a) Norwegian Cruise Line Ltd., senior
             secured note, 144A, 11.75%,
             11/15/16 ............................         Hotels, Restaurants & Leisure               1,000,000          1,092,500
          NRG Energy Inc., senior note, 7.375%,
             2/01/16 .............................  Independent Power Producers & Energy Traders       1,600,000          1,592,000
      (a) Oshkosh Corp., senior note, 144A,
             8.25%, 3/01/17 ......................                   Machinery                           100,000            104,500
             8.50%, 3/01/20 ......................                   Machinery                           100,000            104,500
          Owens-Brockway Glass Container Inc.,
             senior note, 7.375%, 5/15/16 ........             Containers & Packaging                    800,000            844,000
          Peabody Energy Corp., senior note, B,
             6.875%, 3/15/13 .....................          Oil, Gas & Consumable Fuels                  800,000            813,000


                                         Annual Report | 37

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
                    TEMPLETON INCOME FUND                             INDUSTRY                       AMOUNT(f)            VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
          CORPORATE BONDS & NOTES (CONTINUED)
          UNITED STATES (CONTINUED)
          Petrohawk Energy Corp., senior note,
             10.50%, 8/01/14 .....................          Oil, Gas & Consumable Fuels                  800,000     $      887,000
          Pinnacle Entertainment Inc., senior sub.
             note,
             8.25%, 3/15/12 ......................         Hotels, Restaurants & Leisure                 646,000            644,385
             7.50%, 6/15/15 ......................         Hotels, Restaurants & Leisure                 700,000            609,000
      (a) Pinnacle Foods Finance LLC, senior note,
             144A, 9.25%, 4/01/15 ................                 Food Products                         500,000            515,000
          Plains Exploration & Production Co.,
             senior note, 7.625%, 6/01/18 ........          Oil, Gas & Consumable Fuels                1,100,000          1,116,500
          Quicksilver Resources Inc., senior note,
             8.25%, 8/01/15 ......................          Oil, Gas & Consumable Fuels                1,100,000          1,127,500
          Qwest Corp., senior note, 8.375%,
             5/01/16 .............................     Diversified Telecommunication Services            600,000            678,000
      (d) Radio One Inc., senior sub. note,
             6.375%, 2/15/13 .....................                     Media                           1,000,000            826,250
          RBS Global & Rexnord Corp.,
             senior note, 9.50%, 8/01/14 .........                   Machinery                           700,000            731,500
             senior sub. note, 11.75%, 8/01/16 ...                   Machinery                           300,000            323,250
          Rite Aid Corp., senior secured note,
             9.75%, 6/12/16 ......................            Food & Staples Retailing                   800,000            864,000
          Royal Caribbean Cruises Ltd.,
             senior deb., 7.25%, 3/15/18 .........         Hotels, Restaurants & Leisure                 600,000            597,000
             senior note, 11.875%, 7/15/15 .......         Hotels, Restaurants & Leisure                 200,000            236,500
          RSC Equipment Rental Inc., senior note,
             9.50%, 12/01/14 .....................        Trading Companies & Distributors             1,000,000            995,000
      (a) SandRidge Energy Inc., senior note, 144A,
             8.00%, 6/01/18 ......................          Oil, Gas & Consumable Fuels                  800,000            764,000
             8.75%, 1/15/20 ......................          Oil, Gas & Consumable Fuels                  100,000             98,000
          Sanmina-SCI Corp.,
   (a, g)    senior note, 144A, FRN, 3.007%,
             6/15/14 ............................. Electronic Equipment, Instruments & Components        600,000            570,000
             senior sub. note, 8.125%, 3/01/16 ... Electronic Equipment, Instruments & Components        500,000            505,625
      (a) SBA Telecommunications Inc., senior note,
             144A, 8.25%, 8/15/19 ................      Wireless Telecommunication Services              300,000            321,000
      (a) Shingle Springs Tribal Gaming,
             senior note, 144A, 9.375%, 6/15/15 ..         Hotels, Restaurants & Leisure                 600,000            501,000
      (a) Sinclair Television Group Inc., senior
             secured note, 144A, 9.25%,
             11/01/17 ............................                     Media                             700,000            740,250
      (a) Sitel LLC, senior note, 144A, 11.50%,
             4/01/18 .............................                     Media                             500,000            506,250
          Solo Cup Co.,
             senior secured note, 10.50%,
             11/01/13 ............................             Containers & Packaging                    200,000            212,000
             senior sub. note, 8.50%, 2/15/14 ....             Containers & Packaging                    700,000            687,750
          Solutia Inc., senior note, 8.75%,
             11/01/17 ............................                   Chemicals                           100,000            106,000


                                         38 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
                    TEMPLETON INCOME FUND                             INDUSTRY                       AMOUNT(f)            VALUE
          ---------------------------------------- ---------------------------------------------- --------------     --------------
          CORPORATE BONDS & NOTES (CONTINUED)
          UNITED STATES (CONTINUED)
          Starwood Hotels & Resorts Worldwide
             Inc.,
             senior note,
                6.75%, 5/15/18 ...................         Hotels, Restaurants & Leisure                 600,000     $      604,500
                7.15%, 12/01/19 ..................         Hotels, Restaurants & Leisure                 300,000            305,250
      (l) Station Casinos Inc.,
             senior note, 7.75%, 8/15/16 .........         Hotels, Restaurants & Leisure                 700,000             51,188
             senior sub. note, 6.875%, 3/01/16 ...         Hotels, Restaurants & Leisure                 900,000              5,625
          SunGard Data Systems Inc.,
             senior note, 9.125%, 8/15/13 ........                  IT Services                          300,000            309,000
             senior sub. note, 10.25%, 8/15/15 ...                  IT Services                        1,300,000          1,373,125
          SUPERVALU Inc., senior note, 8.00%,
             5/01/16 .............................            Food & Staples Retailing                   500,000            508,750
      (a) Talecris Biotherapeutics Holdings Corp.,
             senior note, 144A, 7.75%, 11/15/16 ..                 Biotechnology                         500,000            505,000
          Tenet Healthcare Corp., senior note,
             7.375%, 2/01/13 .....................        Health Care Providers & Services               900,000            913,500
          Tesoro Corp., senior note, 6.50%,
             6/01/17 .............................          Oil, Gas & Consumable Fuels                1,700,000          1,572,500
          Texas Competitive Electric Holdings Co.
             LLC, senior note, A, 10.25%,
             11/01/15 ............................  Independent Power Producers & Energy Traders       1,000,000            700,000
          Time Warner Inc., 7.625%, 4/15/31 ......                     Media                             500,000            572,645
      (a) TRW Automotive Inc., senior note, 144A,
             7.25%, 3/15/17 ......................                Auto Components                      1,000,000            970,000
          UBS AG Stamford, senior note, 5.875%,
             12/20/17 ............................                Commercial Banks                       500,000            518,543
      (k) United Surgical Partners International
             Inc., senior sub. note, PIK, 9.25%,
             5/01/17 .............................        Health Care Providers & Services             1,000,000          1,040,000
      (a) Universal City Development,
             senior note, 144A, 8.875%,
                11/15/15 .........................         Diversified Consumer Services                 300,000            303,750
             senior sub. note, 144A, 10.875%,
                11/15/16 .........................         Diversified Consumer Services                 300,000            315,000
   (g, k) US Oncology Holdings Inc., senior note,
             PIK, FRN, 6.643%, 3/15/12 ...........        Health Care Providers & Services             1,190,782          1,134,220
      (a) ViaSat Inc., senior note, 144A, 8.875%,
             9/15/16 .............................            Communications Equipment                   200,000            206,250
          Weatherford International Ltd., senior
             note, 6.00%, 3/15/18 ................          Energy Equipment & Services                  500,000            522,986
      (n) Wells Fargo Capital XIII, pfd., 7.70%,
             Perpetual ...........................                Commercial Banks                     1,000,000          1,037,500
          Weyerhaeuser Co., senior note, 7.375%,
             10/01/19 ............................            Paper & Forest Products                    500,000            528,976
      (a) WMG Acquisition Corp., senior secured
             note, 144A, 9.50%, 6/15/16 ..........                     Media                           1,000,000          1,073,750
                                                                                                                     --------------
                                                                                                                         99,466,055
                                                                                                                     --------------
          TOTAL CORPORATE BONDS AND NOTES
          (COST $133,618,391) ....................                                                                      136,833,299
                                                                                                                     --------------


                                         Annual Report | 39

Templeton Global Investment Trust

                                                                                                 PRINCIPAL
                    TEMPLETON INCOME FUND                                                        AMOUNT(f)                VALUE
          ----------------------------------------                                            --------------         --------------
          FOREIGN GOVERNMENT AND AGENCY
          SECURITIES 17.1%
          ARGENTINA 0.6%
   (g, o) Government of Argentina, senior bond,
             FRN, 0.389%, 8/03/12 ................                                                19,985,000         $    6,744,938
                                                                                                                     --------------
          AUSTRALIA 0.5%
          New South Wales Treasury Corp., senior
             note, 5.50%, 3/01/17 ................                                                 5,040,000    AUD       4,509,134
          Queensland Treasury Corp., 13, 6.00%,
             8/14/13 .............................                                                 1,072,000    AUD         995,922
                                                                                                                     --------------
                                                                                                                          5,505,056
                                                                                                                     --------------
          BRAZIL 3.9%
          Nota Do Tesouro Nacional,
             10.00%, 1/01/12 .....................                                                    13,415(p) BRL       7,352,589
             10.00%, 1/01/14 .....................                                                     5,000(p) BRL       2,637,247
             10.00%, 1/01/17 .....................                                                    11,425(p) BRL       5,777,522
      (q) Index Linked, 6.00%, 5/15/15 ...........                                                     8,845(p) BRL       9,336,763
      (q) Index Linked, 6.00%, 5/15/45 ...........                                                    15,735(p) BRL      16,531,840
                                                                                                                     --------------
                                                                                                                         41,635,961
                                                                                                                     --------------
          EL SALVADOR 0.0%(i)
      (a) Government of El Salvador, 144A, 7.65%,
             6/15/35 .............................                                                   100,000                105,875
                                                                                                                     --------------
          INDONESIA 2.9%
          Government of Indonesia,
             FR13, 15.425%, 9/15/10 ..............                                             1,550,000,000    IDR         177,753
             FR19, 14.25%, 6/15/13 ...............                                            10,805,000,000    IDR       1,396,072
             FR20, 14.275%, 12/15/13 .............                                             2,615,000,000    IDR         344,195
             FR23, 11.00%, 12/15/12 ..............                                               100,000,000    IDR          11,866
             FR25, 10.00%, 10/15/11 ..............                                             3,375,000,000    IDR         385,645
             FR26, 11.00%, 10/15/14 ..............                                               980,000,000    IDR         119,267
             FR27, 9.50%, 6/15/15 ................                                             4,937,000,000    IDR         570,634
             FR28, 10.00%, 7/15/17 ...............                                             4,156,000,000    IDR         489,825
             FR30, 10.75%, 5/15/16 ...............                                             3,050,000,000    IDR         371,432
             FR31, 11.00%, 11/15/20 ..............                                            15,000,000,000    IDR       1,863,347
             FR34, 12.80%, 6/15/21 ...............                                            24,487,000,000    IDR       3,377,482
             FR35, 12.90%, 6/15/22 ...............                                            10,410,000,000    IDR       1,440,781
             FR36, 11.50%, 9/15/19 ...............                                             7,315,000,000    IDR         935,308
             FR37, 12.00%, 9/15/26 ...............                                             3,350,000,000    IDR         430,100
             FR39, 11.75%, 8/15/23 ...............                                            20,415,000,000    IDR       2,610,582
             FR40, 11.00%, 9/15/25 ...............                                            34,000,000,000    IDR       4,119,573
             FR42, 10.25%, 7/15/27 ...............                                            95,460,000,000    IDR      10,678,394
             FR43, 10.25%, 7/15/22 ...............                                             3,500,000,000    IDR         409,188
             FR44, 10.00%, 9/15/24 ...............                                             3,080,000,000    IDR         347,014
             FR45, 9.75%, 5/15/37 ................                                             1,750,000,000    IDR         180,265
                                                                                                                     --------------
                                                                                                                         30,258,723
                                                                                                                     --------------


                                         40 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
                    TEMPLETON INCOME FUND                                                            AMOUNT(f)            VALUE
          ----------------------------------------                                                --------------     --------------
          FOREIGN GOVERNMENT AND AGENCY
          SECURITIES (CONTINUED)
          IRAQ 0.2%
      (a) Government of Iraq, 144A, 5.80%,
             1/15/28 .............................                                                     1,889,000     $    1,529,051
                                                                                                                     --------------
          MEXICO 2.2%
          Government of Mexico, M 30, 10.00%,
             11/20/36 ............................                                                     2,447,000 MXN     23,255,332
                                                                                                                     --------------
          PERU 0.5%
          Government of Peru,
             7.84%, 8/12/20 ......................                                                     2,190,000 PEN        874,989
             7.35%, 7/21/25 ......................                                                     2,340,000          2,726,100
             Series 7, 8.60%, 8/12/17 ............                                                     4,830,000 PEN      2,061,636
                                                                                                                     --------------
                                                                                                                          5,662,725
                                                                                                                     --------------
          POLAND 1.4%
          Government of Poland,
             5.75%, 4/25/14 ......................                                                    14,635,000 PLN      5,253,596
             5.75%, 9/23/22 ......................                                                    12,900,000 PLN      4,556,781
             6.25%, 10/24/15 .....................                                                    13,260,000 PLN      4,892,673
                                                                                                                     --------------
                                                                                                                         14,703,050
                                                                                                                     --------------
          RUSSIA 0.2%
      (m) Government of Russia, senior bond,
             Reg S, 7.50%, 3/31/30 ...............                                                     2,051,600          2,364,982
                                                                                                                     --------------
          SOUTH KOREA 4.3%
          Korea Treasury Bond,
             0400-1206, 4.00%, 6/10/12 ...........                                                 8,115,200,000 KRW      7,228,754
             0475-1112, 4.75%, 12/10/11 ..........                                                26,705,820,000 KRW     24,179,775
             0525-1303, 5.25%, 3/10/13 ...........                                                   237,640,000 KRW        217,295
             0550-1106, 5.50%, 6/10/11 ...........                                                 2,446,930,000 KRW      2,229,988
             senior note, 7.125%, 4/16/19 ........                                                    10,470,000         12,309,328
                                                                                                                     --------------
                                                                                                                         46,165,140
                                                                                                                     --------------
      (s) SUPRANATIONAL 0.4%
          Inter-American Development Bank, senior
             note, 7.50%, 12/05/24 ...............                                                    60,000,000 MXN      4,365,974
                                                                                                                     --------------
          TOTAL FOREIGN GOVERNMENT AND
             AGENCY SECURITIES
                (COST $162,265,058) ..............                                                                      182,296,807
                                                                                                                     --------------


                                         Annual Report | 41

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
                    TEMPLETON INCOME FUND                                                            AMOUNT(f)            VALUE
          ----------------------------------------                                                --------------     --------------
          MUNICIPAL BONDS 1.1%
          UNITED STATES 1.1%
          Florida State Board of Education Lottery
             Revenue, Series B, NATL Insured,
             5.00%,
             7/01/20 .............................                                                     1,470,000     $    1,595,685
             7/01/21 .............................                                                     1,355,000          1,439,430
             7/01/22 .............................                                                     1,600,000          1,691,664
          Illinois Finance Authority Revenue,
             Alexian Brothers Health System,
             Refunding, Series A, FSA Insured,
                5.00%, 1/01/20 ...................                                                     1,800,000          1,850,256
          JEA Water and Sewer System Revenue,
             Refunding, Series B, NATL Insured,
             4.75%, 10/01/40 .....................                                                     2,345,000          2,285,976
          Metropolitan Government of Nashville and
             Davidson County Health and Educational
             Facilities Board Revenue, Vanderbilt
             University, Refunding, Series A,
                5.00%, 10/01/18 ..................                                                       800,000            920,376
          New York City Municipal Water Finance
             Authority Water and Sewer System
             Revenue, Refunding, Series C, 4.75%,
             6/15/33 .............................                                                       620,000            626,256
          Public Power Generation Agency Revenue,
             Whelan Energy Center Unit 2, Series A,
             Assured Guaranty, 5.00%, 1/01/19 ....                                                     1,100,000          1,189,958
                                                                                                                     --------------
          TOTAL MUNICIPAL BONDS
             (COST $11,082,539) ..................                                                                       11,599,601
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE
            SHORT TERM INVESTMENTS
               (COST $996,804,559) ...............                                                                    1,000,630,245
                                                                                                                     --------------

                                                                                                      SHARES
                                                                                                  --------------
          SHORT TERM INVESTMENTS
             (COST $45,727,481) 4.3%
          MONEY MARKET FUNDS 4.3%
          UNITED STATES 4.3%
      (t) Institutional Fiduciary Trust Money
             Market Portfolio, 0.00% .............                                                    45,727,481         45,727,481
                                                                                                                     --------------
          TOTAL INVESTMENTS
          (COST $1,042,532,040) 98.1% ............                                                                    1,046,357,726
          OTHER ASSETS, LESS LIABILITIES 1.9% ....                                                                       20,340,381
                                                                                                                     --------------
          NET ASSETS 100.0% ......................                                                                   $1,066,698,107
                                                                                                                     ==============


                                         42 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $79,156,216, representing 7.42% of net assets.

(b)  Non-income producing.

(c)  See Note 10 regarding restricted securities.

(d)  See Note 13 regarding other considerations.

(e)  See Note 1(e) regarding equity-linked securities.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)  The coupon rate shown represents the rate at period end.

(h)  See Note 1(f) regarding senior floating rate interests.

(i)  Rounds to less than 0.1% of net assets.

(j) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(k)  Income may be received in additional securities and/or cash.

(l)  See Note 8 regarding defaulted securities.

(m) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $7,931,407, representing 0.74% of net assets.

(n)  Perpetual security with no stated maturity date.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p)  Principal amount is stated in 1000 Brazilian Real Units.

(q)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(r)  Principal amount is stated in 100 Mexican Peso Units.


(s) A supranational organization is an entity formed by two or more central governments through international treaties.

(t) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At March 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Chilean Peso ........       DBAB        Buy      474,950,000     $    916,980         4/05/10     $        --   $   (11,794)
Chilean Peso ........       DBAB       Sell      474,950,000          899,527         4/05/10              --        (5,660)
Chilean Peso ........       DBAB        Buy      504,600,000          978,002         4/06/10              --       (16,287)
Chilean Peso ........       DBAB       Sell      504,600,000          955,682         4/06/10              --        (6,033)
Indian Rupee ........       DBAB        Buy       36,463,000          704,681         4/09/10         108,049            --
Indian Rupee ........       DBAB        Buy       78,190,000        1,510,042         4/12/10         232,295            --
Indian Rupee ........       JPHQ        Buy       52,519,000        1,006,690         4/13/10         163,510            --
Indian Rupee ........       JPHQ        Buy       51,553,000        1,006,698         4/15/10         141,780            --
Indian Rupee ........       JPHQ        Buy       25,753,000          504,763         4/19/10          68,754            --
Indian Rupee ........       DBAB        Buy       18,126,000          353,333         4/19/10          50,330            --
Malaysian Ringgit ...       JPHQ        Buy        4,383,850        1,210,908         4/19/10         133,073            --
Swedish Krona .......       DBAB        Buy      123,614,356       11,351,806 EUR     4/19/10       1,788,310            --
Malaysian Ringgit ...       JPHQ        Buy       12,561,000        3,498,204         4/20/10         352,482            --
Chilean Peso ........       CITI        Buy      557,504,000          950,237         4/23/10         112,663            --
Malaysian Ringgit ...       JPHQ        Buy        1,600,000          437,218         4/23/10          53,195            --
Chilean Peso ........       CITI        Buy      544,382,000          928,726         4/26/10         109,218            --

                               Annual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Indian Rupee ........       DBAB        Buy       36,620,000          706,658         4/26/10     $   108,374   $        --
Chilean Peso ........       CITI        Buy      432,020,000          735,666         4/27/10          88,059            --
Chilean Peso ........       JPHQ        Buy      430,475,000          735,666         4/27/10          85,113            --
Indian Rupee ........       JPHQ        Buy        5,224,000          100,947         4/27/10          15,311            --
Chilean Peso ........       CITI        Buy      693,880,000        1,177,065         4/28/10         145,970            --
Chilean Peso ........       UBSW        Buy       86,882,000          147,133         4/28/10          18,527            --
Indian Rupee ........       JPHQ        Buy       25,919,000          504,752         4/28/10          72,014            --
Indian Rupee ........       JPHQ        Buy       25,944,000          504,747         4/30/10          72,476            --
Euro ................       DBAB       Sell          730,724        7,776,873 SEK     5/04/10          90,164            --
Malaysian Ringgit ...       JPHQ        Buy        8,952,000        2,538,134         5/06/10         203,773            --
Peruvian Nuevo Sol ..       DBAB        Buy       11,274,310        3,751,850         5/07/10         213,932            --
Swedish Krona .......       BOFA        Buy       51,264,586        4,890,726 EUR     5/11/10         494,693            --
Chilean Peso ........       DBAB        Buy      375,660,000          655,213         5/18/10          61,413            --
Malaysian Ringgit ...       JPHQ        Buy        3,200,000          901,028         5/18/10          78,452            --
Peruvian Nuevo Sol ..       DBAB        Buy        8,081,654        2,633,481         5/18/10         208,649            --
Euro ................       DBAB       Sell          292,956          437,823         5/20/10          42,010            --
Russian Ruble .......       DBAB        Buy       41,880,160          894,128 EUR     5/24/10         207,313            --
Chilean Peso ........       DBAB        Buy       60,150,000          107,757         5/26/10           7,011            --
Chilean Peso ........       CITI        Buy       17,180,000           30,789         5/26/10           1,991            --
Peruvian Nuevo Sol ..       CITI        Buy        2,186,000          718,488         5/26/10          50,155            --
Chilean Peso ........       DBAB        Buy       77,490,000          137,150         5/28/10          10,710            --
Chilean Peso ........       CITI        Buy       77,510,000          137,137         5/28/10          10,761            --
Chilean Peso ........       CITI        Buy       30,910,000           54,854         6/01/10           4,130            --
Indian Rupee ........       DBAB        Buy       49,615,000        1,010,921         6/01/10          89,426            --
New Zealand Dollar ..       DBAB       Sell        4,646,596        3,245,601         6/01/10              --       (40,272)
New Zealand Dollar ..       UBSW       Sell        4,674,756        3,265,691         6/01/10              --       (40,095)
New Zealand Dollar ..       CITI       Sell        2,644,624        1,844,308         6/01/10              --       (25,856)
New Zealand Dollar ..       DBAB        Buy        4,646,596        3,194,535         6/01/10          91,338            --
New Zealand Dollar ..       CITI        Buy        2,644,624        1,819,237         6/01/10          50,927            --
Indian Rupee ........       HSBC        Buy        1,471,000           30,330         6/02/10           2,291            --
New Zealand Dollar ..       BZWS       Sell        3,874,942        2,729,044         6/02/10              --       (10,959)
New Zealand Dollar ..       DBAB       Sell        2,004,236        1,414,289         6/02/10              --        (2,922)
New Zealand Dollar ..       FBCO       Sell          661,401          466,287         6/02/10              --        (1,394)
New Zealand Dollar ..       DBAB        Buy        2,004,236        1,377,511         6/02/10          39,700            --
New Zealand Dollar ..       BZWS        Buy        3,874,942        2,662,589         6/02/10          77,414            --
Indian Rupee ........       HSBC        Buy        7,279,000          151,646         6/03/10           9,758            --
Indian Rupee ........       HSBC        Buy       48,585,000        1,010,924         6/04/10          66,299            --
Poland Zloty ........       DBAB        Buy        9,659,000        2,123,277 EUR     6/04/10         495,704            --
Indian Rupee ........       DBAB        Buy       24,293,000          505,472         6/07/10          33,010            --
Poland Zloty ........       DBAB        Buy        9,138,000        1,990,720 EUR     6/07/10         492,577            --
Indian Rupee ........       HSBC        Buy        9,755,000          202,176         6/08/10          14,036            --
Indian Rupee ........       DBAB        Buy       12,253,000          254,212         6/08/10          17,367            --
Poland Zloty ........       CITI        Buy        3,667,000          796,177 EUR     6/08/10         201,190            --
New Zealand Dollar ..       BZWS       Sell        3,874,942        2,727,417         6/09/10              --       (11,264)
Indian Rupee ........       DBAB        Buy        9,894,000          203,371         6/10/10          15,884            --
Indian Rupee ........       BZWS        Buy       14,796,000          305,072         6/11/10          22,784            --

                               44 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Indian Rupee ........       HSBC        Buy        9,915,000          203,385         6/11/10     $    16,316   $        --
Indian Rupee ........       DBAB        Buy       24,766,000          508,438         6/16/10          40,101            --
Indian Rupee ........       DBAB        Buy       22,559,000          457,586         6/21/10          41,853            --
Indian Rupee ........       JPHQ        Buy       25,600,000          519,270         6/22/10          47,446            --
Indian Rupee ........       DBAB        Buy       38,739,000          778,908         6/24/10          78,521            --
Indian Rupee ........       HSBC        Buy       26,015,000          519,261         6/25/10          56,491            --
Malaysian Ringgit ...       CITI        Buy        5,445,951        1,537,753         6/25/10         125,548            --
Peruvian Nuevo Sol ..       DBAB        Buy        4,738,000        1,547,102         6/28/10         118,009            --
Malaysian Ringgit ...       HSBC        Buy       24,035,711        6,771,577         6/29/10         567,684            --
Malaysian Ringgit ...       DBAB        Buy       15,109,723        4,259,860         6/29/10         353,866            --
Malaysian Ringgit ...       JPHQ        Buy       16,592,059        4,675,795         6/29/10         390,560            --
Indian Rupee ........       DBAB        Buy       25,719,000          519,261         7/09/10          49,247            --
Indian Rupee ........       JPHQ        Buy       25,740,000          519,266         7/09/10          49,707            --
Malaysian Ringgit ...       DBAB        Buy        2,245,699          631,648         7/09/10          53,673            --
Indian Rupee ........       JPHQ        Buy       15,627,000          311,555         7/12/10          33,783            --
Indian Rupee ........       DBAB        Buy       12,995,000          259,640         7/12/10          27,534            --
Malaysian Ringgit ...       DBAB        Buy        2,846,638          797,862         7/12/10          70,697            --
Malaysian Ringgit ...       JPHQ        Buy          970,000          270,233         7/13/10          25,714            --
Malaysian Ringgit ...       DBAB        Buy        7,869,000        2,187,048         7/16/10         213,362            --
Malaysian Ringgit ...       DBAB        Buy       12,411,000        3,475,692         7/20/10         309,360            --
Malaysian Ringgit ...       DBAB        Buy       15,092,000        4,262,073         7/23/10         339,815            --
Malaysian Ringgit ...       JPHQ        Buy       15,868,000        4,469,859         7/27/10         367,525            --
New Zealand Dollar ..       DBAB       Sell        7,759,072        4,992,963         7/30/10              --      (470,252)
New Zealand Dollar ..       DBAB        Buy        7,759,072        5,313,412         7/30/10         149,802            --
New Zealand Dollar ..       DBAB       Sell        7,729,554        4,965,079         8/03/10              --      (475,674)
New Zealand Dollar ..       BZWS       Sell        3,025,798        1,942,562         8/03/10              --      (187,266)
New Zealand Dollar ..       BZWS        Buy        3,025,798        2,069,494         8/03/10          60,333            --
New Zealand Dollar ..       DBAB       Sell        3,062,372        1,956,550         8/04/10              --      (198,856)
New Zealand Dollar ..       BZWS       Sell        1,524,584          978,783         8/04/10              --       (94,273)
New Zealand Dollar ..       HSBC       Sell        9,096,000        5,883,293         8/05/10              --      (518,301)
New Zealand Dollar ..       CITI       Sell        7,676,080        5,012,672         8/05/10              --      (389,608)
New Zealand Dollar ..       DBAB       Sell        2,277,116        1,484,224         8/05/10              --      (118,367)
New Zealand Dollar ..       CITI       Sell        3,006,116        1,964,542         8/06/10              --      (150,943)
New Zealand Dollar ..       FBCO       Sell        1,500,277          977,056         8/06/10              --       (78,730)
New Zealand Dollar ..       CITI       Sell        2,966,178        1,950,143         8/09/10              --      (136,753)
New Zealand Dollar ..       DBAB       Sell        2,979,562        1,959,956         8/09/10              --      (136,358)
New Zealand Dollar ..       FBCO       Sell        2,932,345        1,932,269         8/09/10              --      (130,824)
New Zealand Dollar ..       FBCO       Sell        2,937,488        1,950,874         8/11/10              --      (115,519)
New Zealand Dollar ..       DBAB       Sell       10,528,075        6,855,182         8/12/10              --      (550,284)
New Zealand Dollar ..       DBAB       Sell        3,595,000        2,333,515         8/13/10              --      (195,020)
New Zealand Dollar ..       DBAB       Sell        3,792,000        2,503,099         8/16/10              --      (163,379)
Brazilian Real ......       DBAB        Buy        1,855,000       90,091,785 JPY     8/17/10          40,956            --
Japanese Yen ........       UBSW       Sell      257,607,000        2,715,769         8/17/10              --       (41,656)
Brazilian Real ......       DBAB        Buy        1,371,000       66,013,650 JPY     8/18/10          36,204            --
Japanese Yen ........       JPHQ       Sell      128,008,000        1,357,887         8/18/10              --       (12,323)
Brazilian Real ......       DBAB        Buy        2,056,000       96,644,336 JPY     8/19/10          79,191            --


                               Annual Report | 45

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Japanese Yen ........       HSBC       Sell      127,414,000        1,354,315         8/19/10     $        --   $    (9,549)
Japanese Yen ........       DBAB       Sell      127,899,000        1,354,317         8/20/10              --       (14,752)
Japanese Yen ........       BZWS       Sell      127,736,000        1,356,325         8/20/10              --       (10,999)
Japanese Yen ........       CITI       Sell      255,214,000        2,712,662         8/23/10              --       (19,301)
Japanese Yen ........       FBCO       Sell      253,342,000        2,712,659         8/23/10             736            --
Japanese Yen ........       JPHQ       Sell      254,671,000        2,712,657         8/24/10              --       (13,518)
Japanese Yen ........       BZWS       Sell      253,823,000        2,712,654         8/24/10              --        (4,444)
New Zealand Dollar ..       FBCO       Sell        2,694,955        1,776,999         8/24/10              --      (116,886)
Japanese Yen ........       DBAB       Sell      126,234,000        1,356,334         8/25/10           5,025            --
New Zealand Dollar ..       DBAB       Sell        2,682,000        1,792,917         8/27/10              --       (91,430)
Brazilian Real ......       DBAB        Buy        1,373,000       64,150,679 JPY     8/31/10          54,818            --
Japanese Yen ........       JPHQ       Sell      126,519,000        1,356,328         9/01/10           1,881            --
Brazilian Real ......       DBAB        Buy        2,059,000       95,201,983 JPY     9/02/10          92,366            --
Japanese Yen ........       HSBC       Sell      125,193,000        1,356,326         9/02/10          16,062            --
Japanese Yen ........       HSBC       Sell      188,553,000        2,034,496         9/09/10          15,794            --
Japanese Yen ........       DBAB       Sell      172,109,000        1,874,907         9/10/10          32,243            --
Japanese Yen ........       HSBC       Sell      187,906,000        2,034,495         9/10/10          22,702            --
Japanese Yen ........       UBSW       Sell      142,968,000        1,562,424         9/13/10          31,711            --
Brazilian Real ......       DBAB        Buy        3,088,000      143,985,102 JPY     9/15/10         120,239            --
Japanese Yen ........       HSBC       Sell      113,747,000        1,249,940         9/15/10          32,064            --
Japanese Yen ........       UBSW       Sell      169,418,000        1,874,902         9/15/10          60,964            --
Japanese Yen ........       BZWS       Sell      112,488,000        1,249,936         9/15/10          45,541            --
Japanese Yen ........       HSBC       Sell      168,723,000        1,874,908         9/16/10          68,395            --
Japanese Yen ........       DBAB       Sell       56,560,000          624,972         9/16/10          19,386            --
Euro ................       BZWS       Sell          587,300          864,711         9/20/10          71,296            --
Japanese Yen ........       JPHQ       Sell      113,119,000        1,249,934         9/21/10          38,715            --
Japanese Yen ........       HSBC       Sell       56,085,000          624,972         9/21/10          24,443            --
Euro ................       UBSW       Sell        3,831,196        5,617,415         9/23/10         441,668            --
Swedish Krona .......       UBSW        Buy        4,000,000          393,426 EUR     9/23/10          22,624            --
Euro ................       JPHQ       Sell        1,685,713        2,495,867         9/24/10         218,559            --
Japanese Yen ........       JPHQ       Sell       71,645,000          791,701         9/24/10          24,543            --
Japanese Yen ........       JPHQ       Sell        7,125,000           79,175         9/27/10           2,880            --
Japanese Yen ........       JPHQ       Sell       35,655,000          396,211         9/28/10          14,409            --
Japanese Yen ........       JPHQ       Sell       59,426,000          660,362         9/29/10          24,005            --
Philippine Peso .....       HSBC        Buy       52,620,000        1,087,752        10/04/10          55,953            --
Philippine Peso .....       DBAB        Buy       65,600,000        1,359,698        10/04/10          66,129            --
Poland Zloty ........       DBAB        Buy        8,156,625        1,895,787 EUR    10/04/10         253,292            --
Philippine Peso .....       HSBC        Buy       78,450,000        1,631,633        10/05/10          73,340            --
Philippine Peso .....       DBAB        Buy       78,431,000        1,631,634        10/05/10          72,927            --
Swedish Krona .......       UBSW        Buy       57,125,412        5,593,949 EUR    10/05/10         355,993            --
Philippine Peso .....       JPHQ        Buy       20,719,000          435,090        10/06/10          15,161            --
Philippine Peso .....       DBAB        Buy       64,384,000        1,359,689        10/07/10          39,338            --
Philippine Peso .....       JPHQ        Buy       25,704,000          543,873        10/08/10          14,610            --
Philippine Peso .....       HSBC        Buy       51,618,000        1,087,760        10/08/10          33,771            --
Philippine Peso .....       CITI        Buy       25,771,000          543,876        10/08/10          16,064            --
Philippine Peso .....       DBAB        Buy       51,520,000        1,087,746        10/08/10          31,655            --

                               46 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Malaysian Ringgit ...       DBAB        Buy        2,848,623          826,550        10/12/10     $    38,090   $        --
Philippine Peso .....       DBAB        Buy       15,341,000          326,335        10/12/10           6,869            --
Malaysian Ringgit ...       DBAB        Buy        1,229,347          361,967        10/13/10          11,158            --
Philippine Peso .....       JPHQ        Buy       62,743,000        1,340,165        10/13/10          22,484            --
Philippine Peso .....       HSBC        Buy       25,578,000          543,866        10/13/10          11,636            --
Chinese Yuan ........       HSBC        Buy       14,407,458        1,463,054 EUR    10/15/10         140,115            --
Philippine Peso .....       JPHQ        Buy        8,345,000          177,932        10/15/10           3,272            --
Chinese Yuan ........       HSBC        Buy       14,477,722        1,465,730 EUR    10/18/10         147,044            --
Philippine Peso .....       JPHQ        Buy       27,711,000          593,117        10/18/10           8,444            --
Chinese Yuan ........       HSBC        Buy       19,405,471        1,959,009 EUR    10/19/10         204,769            --
Philippine Peso .....       DBAB        Buy       13,962,000          296,559        10/19/10           6,507            --
Chinese Yuan ........       HSBC        Buy       11,991,000        1,817,231        10/21/10              --       (55,298)
Philippine Peso .....       DBAB        Buy       55,813,000        1,186,249        10/21/10          25,041            --
Philippine Peso .....       JPHQ        Buy       28,025,000          593,122        10/21/10          15,095            --
Philippine Peso .....       HSBC        Buy      150,075,000        3,149,528        10/25/10         106,350            --
Philippine Peso .....       JPHQ        Buy       50,004,000        1,049,843        10/25/10          34,995            --
Philippine Peso .....       DBAB        Buy       99,945,000        2,099,685        10/25/10          68,623            --
Japanese Yen ........       DBAB       Sell      166,350,000        1,857,103        11/15/10          74,496            --
Japanese Yen ........       JPHQ       Sell       83,068,000          928,549        11/16/10          38,379            --
Japanese Yen ........       BZWS       Sell       40,044,000          445,701        11/16/10          16,583            --
Euro ................       UBSW       Sell          592,176          880,293        11/17/10          80,344            --
Japanese Yen ........       BZWS       Sell      165,864,000        1,857,109        11/17/10          79,657            --
Japanese Yen ........       HSBC       Sell       43,408,000          482,853        11/17/10          17,679            --
Japanese Yen ........       UBSW       Sell       66,358,000          742,841        11/17/10          31,727            --
Japanese Yen ........       BZWS       Sell      231,295,000        2,599,954        11/18/10         121,284            --
Japanese Yen ........       CITI       Sell       64,869,000          742,846        11/29/10          47,562            --
Japanese Yen ........       BZWS       Sell      261,349,000        2,971,369        11/29/10         170,160            --
Japanese Yen ........       BOFA       Sell      179,374,000        2,024,252        11/29/10         101,673            --
Australian Dollar ...       DBAB        Buy        5,138,500        4,480,773        12/01/10          97,422            --
Japanese Yen ........       DBAB       Sell      160,839,000        1,857,113        12/01/10         133,145            --
Mexican Peso ........       CITI       Sell       19,266,000        1,418,600        12/02/10              --       (94,546)
Australian Dollar ...       DBAB        Buy        2,058,000        1,804,866        12/09/10          26,873            --
Australian Dollar ...       BZWS        Buy        2,567,000        2,238,937        12/10/10          45,552            --
Australian Dollar ...       DBAB        Buy        2,567,000        2,239,964        12/10/10          44,525            --
Chinese Yuan ........       JPHQ        Buy       16,343,472        2,457,665        12/13/10              --       (51,890)
Chinese Yuan ........       HSBC        Buy       32,779,680        4,930,017        12/14/10              --      (104,652)
British Pound .......       DBAB       Sell          200,000          323,900        12/15/10          20,666            --
Chinese Yuan ........       HSBC        Buy       32,906,483        4,951,694        12/15/10              --      (107,500)
Euro ................       DBAB       Sell          292,125          425,889        12/15/10          31,280            --
Malaysian Ringgit ...       DBAB        Buy       20,000,000        5,865,103        12/15/10         186,087            --
Malaysian Ringgit ...       JPHQ        Buy       14,394,105        4,219,908        12/16/10         134,948            --
Malaysian Ringgit ...       JPHQ        Buy        5,258,537        1,542,138        12/17/10          48,723            --
Malaysian Ringgit ...       JPHQ        Buy        6,292,617        1,837,260        12/21/10          66,061            --
Malaysian Ringgit ...       HSBC        Buy        5,140,287        1,495,352        12/22/10          59,348            --
Malaysian Ringgit ...       HSBC        Buy        4,085,795        1,187,869        12/23/10          47,833            --
Malaysian Ringgit ...       HSBC        Buy        4,622,694        1,342,090        12/28/10          55,656            --

                               Annual Report | 47

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Japanese Yen ........       UBSW       Sell       63,290,000          694,693         1/07/11     $    15,881   $        --
Japanese Yen ........       BZWS       Sell      126,590,000        1,389,381         1/07/11          31,651            --
Japanese Yen ........       CITI       Sell       63,300,000          694,673         1/07/11          15,754            --
Malaysian Ringgit ...       DBAB        Buy        2,848,623          840,054         1/07/11          20,882            --
Japanese Yen ........       HSBC       Sell       63,560,000          694,645         1/11/11          12,879            --
Japanese Yen ........       DBAB       Sell       63,500,000          694,726         1/11/11          13,603            --
Japanese Yen ........       HSBC       Sell      146,430,000        1,596,559         1/13/11          25,834            --
Philippine Peso .....       JPHQ        Buy       45,572,000          984,276         1/13/11              --        (2,439)
Philippine Peso .....       JPHQ        Buy       75,950,000        1,628,719         1/13/11           7,606            --
Japanese Yen ........       BZWS       Sell      145,330,000        1,596,568         1/14/11          37,609            --
Japanese Yen ........       UBSW       Sell      115,600,000        1,277,272         1/14/11          37,227            --
Philippine Peso .....       HSBC        Buy       19,500,000          416,934         1/14/11           3,154            --
Philippine Peso .....       DBAB        Buy       22,045,000          473,577         1/18/11           1,178            --
Philippine Peso .....       HSBC        Buy       38,654,000          828,046         1/18/11           4,397            --
Philippine Peso .....       JPHQ        Buy       55,049,000        1,181,182         1/19/11           4,239            --
Philippine Peso .....       DBAB        Buy       13,793,000          295,164         1/19/11           1,854            --
Brazilian Real ......       DBAB        Buy        3,441,000      156,698,666 JPY     1/26/11         123,981            --
Japanese Yen ........       UBSW       Sell      254,830,000        2,837,687         1/26/11         103,412            --
Japanese Yen ........       BZWS       Sell      291,270,000        3,243,097         1/26/11         117,827            --
Japanese Yen ........       DBAB       Sell       72,620,000          810,763         1/26/11          31,564            --
Brazilian Real ......       HSBC        Buy        1,284,000       58,663,083 JPY     1/27/11          43,947            --
Chilean Peso ........       DBAB        Buy      844,670,000        1,680,267         1/27/11              --       (63,130)
Euro ................       DBAB       Sell          887,364        1,252,914         1/27/11          54,132            --
Japanese Yen ........       HSBC       Sell      250,481,000        2,788,917         1/27/11         101,247            --
Chilean Peso ........       DBAB        Buy    1,944,130,000        3,837,982         1/28/11              --      (115,865)
Chilean Peso ........       JPHQ        Buy      256,050,000          503,292         1/28/11              --       (13,074)
New Zealand Dollar ..       UBSW       Sell        3,128,354        2,139,387         1/28/11              --       (28,475)
New Zealand Dollar ..       DBAB       Sell        2,849,281        1,961,018         1/28/11              --       (13,455)
Chilean Peso ........       DBAB        Buy    1,172,830,000        2,262,261         1/31/11              --       (16,750)
Euro ................       DBAB       Sell        2,427,000        3,401,319         1/31/11         122,527            --
Swedish Krona .......       DBAB        Buy        1,850,000          180,696 EUR     1/31/11          11,881            --
Chinese Yuan ........       DBAB        Buy       38,690,000        5,826,369         2/01/11              --      (117,393)
Indian Rupee ........       JPHQ        Buy       25,080,000          531,243         2/04/11          13,681            --
Australian Dollar ...       UBSW        Buy        4,948,261        4,122,000         2/08/11         248,545            --
Australian Dollar ...       MSCO        Buy        4,949,627        4,122,000         2/08/11         249,752            --
Norwegian Krone .....       UBSW        Buy       14,083,800        1,690,063 EUR     2/08/11          50,648            --
Norwegian Krone .....       DBAB        Buy       28,125,000        3,380,124 EUR     2/09/11          94,021            --
Norwegian Krone .....       UBSW        Buy       19,684,700        2,366,092 EUR     2/09/11          65,344            --
South Korean Won ....       HSBC        Buy   13,960,588,400       11,828,000         2/09/11         359,930            --
Chilean Peso ........       DBAB        Buy      401,200,000          749,066         2/11/11          19,173            --
Malaysian Ringgit ...       DBAB        Buy       20,965,107        6,072,442         2/14/11         252,922            --
New Zealand Dollar ..       HSBC       Sell        1,252,857          843,047         2/14/11              --       (23,733)
Euro ................       DBAB       Sell          288,563          393,830         2/16/11           3,972            --
Malaysian Ringgit ...       HSBC        Buy        5,278,000        1,534,213         2/17/11          57,992            --
Norwegian Krone .....       DBAB        Buy        1,526,000          253,312         2/17/11              --          (525)

                               48 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   --------------   ------------------   ----------   ------------   ------------
Chilean Peso ........       DBAB        Buy      497,180,000          946,919         2/22/11     $     5,231   $        --
Chilean Peso ........       CITI        Buy      866,360,000        1,651,783         2/25/11           7,443            --
Chilean Peso ........       DBAB        Buy      494,720,000          946,108         2/28/11           1,397            --
Chilean Peso ........       DBAB        Buy      803,620,000        1,536,558         3/01/11           2,581            --
Chilean Peso ........       DBAB        Buy      503,570,000          962,849         3/04/11           1,651            --
Chilean Peso ........       DBAB        Buy      987,520,000        1,956,454         3/10/11              --       (64,899)
Swedish Krona .......       DBAB        Buy       41,000,000        4,213,425 EUR     3/14/11              --       (22,074)
Chilean Peso ........       DBAB        Buy      985,820,000        1,910,319         3/15/11              --       (21,909)
Chilean Peso ........       DBAB        Buy      474,950,000          903,290         3/31/11           6,681            --
Chilean Peso ........       DBAB        Buy      504,600,000          961,143         4/04/11           5,681            --
                                                                                                  -----------   -----------
   Unrealized
      appreciation
      (depreciation) .........................................................................     18,618,031    (5,535,408)
                                                                                                  -----------   -----------
      Net unrealized
         appreciation
         (depreciation) ......................................................................    $13,082,623
                                                                                                  ===========

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 68.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

                                                                                      TEMPLETON
                                                                                     INCOME FUND
                                                                                   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $   996,804,559
      Cost - Sweep Money Fund (Note 7) .........................................        45,727,481
                                                                                   ---------------
      Total cost of investments ................................................   $ 1,042,532,040
                                                                                   ===============
      Value - Unaffiliated issuers .............................................   $ 1,000,630,245
      Value - Sweep Money Fund (Note 7) ........................................        45,727,481
                                                                                   ---------------
      Total value of investments ...............................................     1,046,357,726
   Cash ........................................................................           212,983
   Foreign currency, at value (cost $1,651,211) ................................         1,651,890
   Receivables:
      Investment securities sold ...............................................         4,228,997
      Capital shares sold ......................................................         2,674,963
      Dividends and interest ...................................................         8,863,172
Unrealized appreciation on forward exchange contracts ..........................        18,618,031
Unrealized appreciation on unfunded loan commitments (Note 11) .................            32,710
Other assets ...................................................................             2,585
                                                                                   ---------------
         Total assets ..........................................................     1,082,643,057
                                                                                   ---------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................         5,431,141
      Capital shares redeemed ..................................................         3,152,461
      Affiliates ...............................................................         1,370,140
   Unrealized depreciation on forward exchange contracts .......................         5,535,408
   Accrued expenses and other liabilities ......................................           455,800
                                                                                   ---------------
         Total liabilities .....................................................        15,944,950
                                                                                   ---------------
            Net assets, at value ...............................................   $ 1,066,698,107
                                                                                   ===============
Net assets consist of:
   Paid-in capital .............................................................   $ 1,153,024,436
   Undistributed net investment income .........................................         2,793,987
   Net unrealized appreciation (depreciation) ..................................        17,024,046
   Accumulated net realized gain (loss) ........................................      (106,144,362)
                                                                                   ---------------
            Net assets, at value ...............................................   $ 1,066,698,107
                                                                                   ===============

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010

                                                                                     TEMPLETON
                                                                                    INCOME FUND
                                                                                   ------------
CLASS A:
   Net assets, at value ........................................................   $628,771,007
                                                                                   ============
   Shares outstanding ..........................................................    235,130,037
                                                                                   ============
   Net asset value per share(a) ................................................   $       2.67
                                                                                   ============
   Maximum offering price per share (net asset value per share / 95.75%) .......   $       2.79
                                                                                   ============
CLASS C:
   Net assets, at value ........................................................   $383,760,328
                                                                                   ============
   Shares outstanding ..........................................................    143,653,089
                                                                                   ============
   Net asset value and maximum offering price per share(a) .....................   $       2.67
                                                                                   ============
CLASS R:
   Net assets, at value ........................................................   $  2,198,875
                                                                                   ============
   Shares outstanding ..........................................................        820,670
                                                                                   ============
   Net asset value and maximum offering price per share ........................   $       2.68
                                                                                   ============
ADVISOR CLASS:
   Net assets, at value ........................................................   $ 51,967,897
                                                                                   ============
   Shares outstanding ..........................................................     19,391,257
                                                                                   ============
   Net asset value and maximum offering price per share ........................   $       2.68
                                                                                   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

                                                                                             TEMPLETON
                                                                                            INCOME FUND
                                                                                           ------------
Investment income:
   Dividends: (net of foreign taxes of $888,996)
      Unaffiliated issuers .............................................................   $ 13,817,181
      Sweep Money Fund (Note 7) ........................................................          4,677
   Interest (net of foreign taxes of $598,780) .........................................     31,251,281
                                                                                           ------------
         Total investment income .......................................................     45,073,139
                                                                                           ------------
Expenses:
   Management fees (Note 3a) ...........................................................      5,153,414
   Administrative fees (Note 3b) .......................................................      1,833,101
   Distribution fees: (Note 3c)
      Class A ..........................................................................      1,365,965
      Class C ..........................................................................      2,166,162
      Class R ..........................................................................          8,299
   Transfer agent fees (Note 3e) .......................................................      1,104,049
   Custodian fees (Note 4) .............................................................        240,135
   Reports to shareholders .............................................................        133,031
   Registration and filing fees ........................................................         73,818
   Professional fees ...................................................................         71,270
   Trustees' fees and expenses .........................................................         79,697
   Other ...............................................................................         58,828
                                                                                           ------------
         Total expenses ................................................................     12,287,769
         Expense reductions (Note 4) ...................................................         (6,265)
         Expenses waived/paid by affiliates (Note 3f) ..................................        (36,088)
                                                                                           ------------
            Net expenses ...............................................................     12,245,416
                                                                                           ------------
               Net investment income ...................................................     32,827,723
                                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................................     (7,298,070)
      Foreign currency transactions ....................................................      4,421,234
      Swap contracts ...................................................................      5,582,589
                                                                                           ------------
            Net realized gain (loss) ...................................................      2,705,753
                                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................    236,524,724
      Translation of other assets and liabilities denominated in foreign currencies ....     (7,892,429)
                                                                                           ------------
            Net change in unrealized appreciation (depreciation) .......................    228,632,295
                                                                                           ------------
Net realized and unrealized gain (loss) ................................................    231,338,048
                                                                                           ------------
Net increase (decrease) in net assets resulting from operations ........................   $264,165,771
                                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     TEMPLETON INCOME FUND
                                                                                                -------------------------------
                                                                                                      YEAR ENDED MARCH 31,
                                                                                                -------------------------------
                                                                                                     2010             2009
                                                                                                --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................   $   32,827,723   $   45,435,444
      Net realized gain (loss) from investments, foreign currency transactions and
         swap contracts .....................................................................        2,705,753      (69,072,115)
      Net change in unrealized appreciation (depreciation) on investments and translation
         of other assets and liabilities denominated in foreign currencies ..................      228,632,295     (199,524,811)
                                                                                                --------------   --------------
            Net increase (decrease) in net assets resulting from operations .................      264,165,771     (223,161,482)
                                                                                                --------------   --------------
Distributions to shareholders from:
      Net investment income:
         Class A ............................................................................      (14,024,683)     (47,180,939)
         Class C ............................................................................       (7,264,662)     (29,643,643)
         Class R ............................................................................          (39,561)        (121,172)
         Advisor Class ......................................................................       (1,027,051)      (2,272,450)
                                                                                                --------------   --------------
   Total distributions to shareholders ......................................................      (22,355,957)     (79,218,204)
                                                                                                --------------   --------------
   Capital share transactions: (Note 2)
         Class A ............................................................................       68,798,222      (17,329,042)
         Class C ............................................................................       37,809,573      (11,872,373)
         Class R ............................................................................          713,337          191,704
         Advisor Class ......................................................................       24,702,098        3,428,397
                                                                                                --------------   --------------
   Total capital share transactions .........................................................      132,023,230      (25,581,314)
                                                                                                --------------   --------------
   Redemption fees ..........................................................................               --            1,092
                                                                                                --------------   --------------
            Net increase (decrease) in net assets ...........................................      373,833,044     (327,959,908)
Net assets
   Beginning of year ........................................................................      692,865,063    1,020,824,971
                                                                                                --------------   --------------
   End of year ..............................................................................   $1,066,698,107   $  692,865,063
                                                                                                --------------   --------------
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of year ..............................................................................   $    2,793,987   $  (10,716,897)
                                                                                                ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               54 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                               Annual Report | 55

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.


                               56 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral.

See Note 12 regarding other derivative information.

E. EQUITY-LINKED SECURITIES

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.


                               Annual Report | 57

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               58 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                      YEAR ENDED MARCH 31,
                                   ----------------------------------------------------------
                                               2010                          2009
                                   ---------------------------   ----------------------------
                                      SHARES         AMOUNT         SHARES         AMOUNT
                                   -----------   -------------   ------------   -------------
CLASS A SHARES:
   Shares sold .................    84,563,896   $ 207,243,438     90,524,818   $ 215,547,312
   Shares issued in reinvestment
      of distributions .........     4,658,828      11,460,950     16,770,582      36,386,594
   Shares redeemed .............   (60,875,034)   (149,906,166)  (113,965,278)   (269,262,948)
                                   -----------   -------------   ------------   -------------
   Net increase (decrease) .....    28,347,690   $  68,798,222     (6,669,878)  $ (17,329,042)
                                   ===========   =============   ============   =============
CLASS C SHARES:
   Shares sold .................    44,461,976   $ 109,517,647     44,712,310   $ 105,818,866
   Shares issued in reinvestment
      of distributions .........     2,193,641       5,385,131      9,613,190      20,709,597
   Shares redeemed .............   (31,329,160)    (77,093,205)   (59,998,004)   (138,400,836)
                                   -----------   -------------   ------------   -------------
   Net increase (decrease) .....    15,326,457   $  37,809,573     (5,672,504)  $ (11,872,373)
                                   ===========   =============   ============   =============
CLASS R SHARES:
   Shares sold .................       317,913   $     780,309        279,569   $     677,082
   Shares issued in reinvestment
      of distributions .........        14,096          34,970         47,941         102,364
   Shares redeemed .............       (42,667)       (101,942)      (256,963)       (587,742)
                                   -----------   -------------   ------------   -------------
   Net increase (decrease) .....       289,342   $     713,337         70,547   $     191,704
                                   ===========   =============   ============   =============


                               Annual Report | 59

Templeton Global Investment Trust

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                YEAR ENDED MARCH 31,
                                ----------------------------------------------------
                                          2010                        2009
                                ------------------------   -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                ----------   -----------   ----------   ------------
ADVISOR CLASS SHARES:
Shares sold .................   13,468,291   $33,142,407    5,745,079   $ 13,775,325
Shares issued in reinvestment
   of distributions .........      291,851       725,054      872,637      1,858,659
Shares redeemed .............   (3,663,742)   (9,165,363)  (5,348,410)   (12,205,587)
                                ----------   -----------    ---------   ------------
Net increase (decrease) .....   10,096,400   $24,702,098    1,269,306   $  3,428,397
                                ==========   ===========    =========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Global Advisers Limited (TGAL)                        Investment manager
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $500 million
       0.525%         Over $500 million, up to and including $1 billion
       0.475%         Over $1 billion, up to and including $1.5 billion
       0.425%         Over $1.5 billion, up to and including $6.5 billion
       0.400%         Over $6.5 billion, up to and including $11.5 billion
       0.378%         Over $11.5 billion, up to and including $16.5 billion
       0.365%         Over $16.5 billion, up to and including $19.0 billion
       0.355%         Over $19.0 billion, up to and including $21.5 billion
       0.345%         In excess of $21.5 billion

Under a subadvisory agreement, Advisers provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.


                               60 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class C ..   0.65%
Class R ..   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $310,720
Contingent deferred sales charges retained ......   $ 39,734

E. TRANSFER AGENT FEES

For the year ended March 31, 2010, the Fund paid transfer agent fees of $1,104,049, of which $616,063 was retained by Investor Services.


                               Annual Report | 61

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

TGAL and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017 ..................................   $ 73,862,472
2018 ..................................     30,914,281
                                          ------------
                                          $104,776,753
                                          ============

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                               2010          2009
                           -----------   -----------
Distributions paid from:
   Ordinary income .....   $22,355,957   $79,218,204

At March 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $1,043,516,046
                                                            --------------
Unrealized appreciation .................................   $   93,595,636
Unrealized depreciation .................................      (90,753,956)
                                                            --------------
Net unrealized appreciation (depreciation) ..............   $    2,841,680
                                                            --------------
Distributable earnings - undistributed ordinary income ..   $    8,871,429
                                                            ==============


                               62 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, interest rate swaps, tax straddles, inflation related adjustments on foreign securities and equity linked securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, payments-in-kind, bond discounts and premiums, interest rate swaps, tax straddles, corporate actions, defaulted securities and equity linked securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $423,007,683 and $249,475,884, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2010, the Fund had 18.99% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2010, the aggregate value of these securities was $5,099,504, representing 0.48% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                               Annual Report | 63

Templeton Global Investment Trust

TEMPLETON INCOME FUND

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

PRINCIPAL
 AMOUNT/                                                                     ACQUISITION
  SHARES                               ISSUER                                   DATES            COST         VALUE
---------   -----------------------------------------------------------   -----------------   ----------   ----------
1,587,888   (a) Turtle Bay Resort .....................................   8/18/08 - 4/28/09   $2,056,638   $1,587,888
3,210,674   (a) Turtle Bay Holdings LLC, Term Loan B,
                   PIK, 3.00%, 2/09/15 ................................        2/23/10         2,340,414    2,510,105
                                                                                                           ----------
                   TOTAL RESTRICTED SECURITIES (0.38% of Net Assets) ...................................   $4,097,993
                                                                                                           ==========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $1,497,151 as of March 31, 2010.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2010, unfunded commitments were as follows:

                                                    UNFUNDED
BORROWER                                           COMMITMENT
--------                                           ----------
EnviroSolutions Real Property Holdings Inc., DIP
   Revolver ....................................   $1,144,361
                                                   ==========


                               64 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER DERIVATIVE INFORMATION

At March 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                         ASSET DERIVATIVES                          LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS         -----------------------------------------   ------------------------------------------
NOT ACCOUNTED FOR AS           STATEMENT OF ASSETS AND      FAIR VALUE      STATEMENT OF ASSETS AND      FAIR VALUE
HEDGING INSTRUMENTS              LIABILITIES LOCATION         AMOUNT         LIABILITIES LOCATION          AMOUNT
--------------------         ---------------------------   -----------   -----------------------------   ----------
Foreign exchange
   contracts .............   Unrealized appreciation on                  Unrealized depreciation on
                             forward exchange contracts    $18,618,031   forward exchange contracts      $5,535,408

For the year ended March 31, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                           CHANGE IN         AVERAGE
                                                                                          UNREALIZED          AMOUNT
DERIVATIVE CONTRACTS                                                  REALIZED GAIN      APPRECIATION      OUTSTANDING
NOT ACCOUNTED FOR AS                      STATEMENT OF                  (LOSS) FOR    (DEPRECIATION) FOR    DURING THE
HEDGING INSTRUMENTS                   OPERATIONS LOCATIONS               THE YEAR          THE YEAR          YEAR(a)
--------------------         --------------------------------------   -------------   ------------------   -----------
Interest rate contracts ..   Net realized gain (loss) from swap
                             contracts/Net change in unrealized
                             appreciation (depreciation) on
                             investments                                $5,582,589       $(8,937,912)       24,861,051
Foreign exchange
   contracts .............   Net realized gain (loss) from foreign
                             currency transactions / Net change in
                             unrealized appreciation (depreciation)
                             on translation of other assets and
                             liabilities denominated in foreign
                             currencies                                  5,757,044        (8,224,248)      524,290,409

(a) Represents the average notional amount for derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                               Annual Report | 65

Templeton Global Investment Trust

TEMPLETON INCOME FUND

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2010, the Fund did not utilize the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               66 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

15. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                           LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
                                       --------------   ------------   -----------   --------------
ASSETS:
   Investments in Securities
   Equity Investments:(a)
      Brazil .......................   $   12,960,034   $  7,181,736   $        --   $   20,141,770
      Hong Kong ....................       20,903,037             --     7,218,675       28,121,712
      United States ................      126,620,679             --     1,587,888      128,208,567
      All Other Equity
      Investments(b) ...............      411,079,410             --            --      411,079,410
   Equity Linked Securities ........               --     25,742,167            --       25,742,167
   Senior Floating Rate Interests ..               --     54,096,807     2,510,105       56,606,912
   Corporate Bonds and Notes .......               --    136,833,299            --      136,833,299
   Foreign Government and Agency
      Securities ...................               --    182,296,807            --      182,296,807
   Municipal Bonds .................               --     11,599,601            --       11,599,601
   Short Term Investments ..........       45,727,481           --              --       45,727,481
                                       --------------   ------------   -----------   --------------
      Total Investments in
         Securities ................   $  617,290,641   $417,750,417   $11,316,668   $1,046,357,726
                                       ==============   ============   ===========   ==============
   Forward Exchange Contracts ......   $           --   $ 18,618,031   $        --   $   18,618,031
   Unfunded Loan Commitments .......               --         32,710            --           32,710
LIABILITIES:
   Forward Exchange Contracts ......               --      5,535,408            --        5,535,408

(a) Includes common and preferred stock as well as other equity investments.

(b) For detailed country descriptions, see the accompanying Statement of Investments.

At March 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                             NET CHANGE
                                                                 IN
                                BALANCE AT       NET         UNREALIZED        NET        TRANSFER     BALANCE AT
                                 BEGINNING    REALIZED      APPRECIATION    PURCHASES   IN (OUT OF)      END OF
                                 OF YEAR     GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3         YEAR
                                ----------   -----------   --------------   ---------   -----------   -----------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Hong Kong ..........      $--          $--             $--            $--      $ 7,218,675   $ 7,218,675
         United States ......       --           --              --             --        1,587,888     1,587,888
   Senior Floating Rate
      Interests .............       --           --              --             --        2,510,105     2,510,105
                                   ---          ---             ---            ---      -----------   -----------
Total Investments in
   Securities ...............      $--          $--             $--            $--      $11,316,668   $11,316,668
                                   ===          ===             ===            ===      ===========   ===========

(a)     Includes common and preferred stock as well as other equity investments.


                               Annual Report | 67

Templeton Global Investment Trust

TEMPLETON INCOME FUND

16. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU) which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO

ADR - American Depository Receipt
DIP - Debtor-In-Possession
FRN - Floating Rate Note
FSA - Financial Security Assurance Inc.
L/C - Letter of Credit
MTN - Medium Term Note
NATL - National Public Financial Guarantee Corp.
PIK - Payment-In-Kind

COUNTERPARTY

BOFA - Bank of America N.A.
BZWS - Barclays Bank PLC
CITI - Citibank N.A.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse International
HSBC - HSBC Bank USA
JPHQ - JPMorgan Chase Bank, N.A.
MSCO - Morgan Stanley & Co., Inc.
UBSW - UBS AG


                               68 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Income Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               Annual Report | 69

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON INCOME FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 9.14% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $11,662,151 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on June 12, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, Advisor Class shareholders of record.

                   FOREIGN TAX      FOREIGN            FOREIGN
                       PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS               PER SHARE      PER SHARE          PER SHARE
-----              -----------   -------------   -------------------
Class A .........    $0.0051        $0.1030            $0.0322
Class C .........    $0.0051        $0.0985            $0.0306
Class R .........    $0.0051        $0.1008            $0.0314
Class Advisor ...    $0.0051        $0.1061            $0.0332

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)


                               70 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 71

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -----------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 1994      133                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee         Since 2008      31                       SLM Corporation (Sallie Mae) and Allied
500 East Broward Blvd.                                                                   Capital Corporation (financial services)
Suite 2100                                                                               (2003-2010).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee         Since 2001      23                       Fortis, Inc. (utility holding company)
500 East Broward Blvd.                                                                   and AML Foods Limited (retail
Suite 2100                                                                               distributors).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)         Lead            Trustee since   133                      Hess Corporation (exploration and
500 East Broward Blvd.          Independent     1996 and Lead                            refining of oil and gas), H.J. Heinz
Suite 2100                      Trustee         Independent                              Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                  Trustee since                            products), RTI International Metals, Inc.
                                                2007                                     (manufacture and distribution of
                                                                                         titanium), Canadian National Railway
                                                                                         (railroad) and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               72 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -----------------------------------------
J. MICHAEL LUTTIG (1954)        Trustee         Since December  133                      Boeing Capital Corporation (aircraft
500 East Broward Blvd.                          2009                                     financing).
Suite 2100
Fort Lauderdale, FL 33394

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

DAVID W. NIEMIEC (1949)         Trustee         Since 2006      23                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                   and OSI Pharmaceuticals, Inc.
Suite 2100                                                                               (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee         Since 2003      133                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                   refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee         Since 2006      141                      Cbeyond, Inc. (business communications
500 East Broward Blvd.                                                                   provider).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee         Since 2001      23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater
Baltimore Medical Center (1982-1985).


                               Annual Report | 73

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -----------------------------------------
ROBERT E. WADE (1946)           Trustee         Since 2006      38                       El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law engaged in private practice (1973-2009) and member of various boards.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -----------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,        Trustee and     133                      None
One Franklin Parkway            Chairman of     Vice President
San Mateo, CA 94403-1906        the Board and   since 1994 and
                                Vice President  Chairman of
                                                the Board
                                                since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee         Since 2006      89                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)           Chief           Chief           Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Compliance
San Mateo, CA 94403-1906        Officer and     Officer since
                                Vice President  2004 and Vice
                                - AML           President -
                                Compliance      AML
                                                Compliance
                                                since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief           Since 2009      Not Applicable           Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).


                               74 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -----------------------------------------
ALIYA S. GORDON (1973)          Vice President  Since 2009      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President  Since 2000      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President  Since August    Not Applicable           Not Applicable
One Franklin Parkway                            2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President  Since 1996      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)            President and   Since 2007      Not Applicable           Not Applicable
500 East Broward Blvd.          Chief
Suite 2100                      Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

MARK H. OTANI (1968)            Treasurer,      Since 2009      Not Applicable           Not Applicable
One Franklin Parkway            Chief
San Mateo, CA 94403-1906        Financial
                                Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.


                               Annual Report | 75

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  --------------  --------------  -----------------------  -----------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary and   Secretary       Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President  since 2004 and
Suite 2100                                      Vice President
Fort Lauderdale, FL 33394-3091                  since August
                                                2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President  Since August    Not Applicable           Not Applicable
One Franklin Parkway                            2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President  Since 2005      Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               76 | Annual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Income Fund, one of the separate funds within Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               Annual Report | 77

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the income and total return of its Class A shares during 2009,


                               78 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

2008, 2007 and 2006 (the Fund's first four full years of operation) in comparison to a Lipper performance universe consisting of all retail and institutional mixed-asset target allocation moderate funds. The Lipper report showed the Fund's income and total return in 2009 to be in the second-highest and highest quintiles of such performance universe, respectively, and both its income and total return to be in the highest quintile of such universe during each of the previous three years on an annualized basis. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual investment management fee rate was approximately nine basis points above its Lipper expense group median, while its actual total expense ratio was two basis points above such group's median. The Board found such comparative expenses as shown in the Lipper report to be acceptable and noted that this Fund's expenses had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had


                               Annual Report | 79

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides for breakpoints that are above such Fund's existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders. The Board also noted, as previously mentioned in the discussion of comparative expenses, that management had subsidized the Fund's expenses.


                               80 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               Annual Report | 81

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R)Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INCOME FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

SUBADVISOR
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

425 A 05/10


MARCH 31, 2010

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                           TEMPLETON EMERGING MARKETS

                                 SMALL CAP FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

Shareholder Letter ..........................................................  1
ANNUAL REPORT
Templeton Emerging Markets Small Cap Fund ...................................  3
Performance Summary .........................................................  8
Your Fund's Expenses ........................................................ 13
Financial Highlights and Statement of Investments ........................... 15
Financial Statements ........................................................ 23
Notes to Financial Statements ............................................... 27
Report of Independent Registered Public Accounting Firm ..................... 38
Tax Designation ............................................................. 39
Board Members and Officers .................................................. 41
Shareholder Information ..................................................... 46

Shareholder Letter

Dear Shareholder:

Global equity markets bottomed in March 2009 and began a long rally as credit and economic conditions improved for the 12 months ended March 31, 2010. Notable turnarounds in world trade reflected recovering demand and provided the underpinnings to a broadening global economic recovery. Emerging market countries benefited from the recovery's increasing momentum, and their stock markets as a whole outperformed developed markets.

Templeton Emerging Markets Small Cap Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Templeton Emerging Markets Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies located in emerging market countries, as defined in the Fund's prospectus.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/10

                                  (PIE CHART)

Asia ........................................   46.7%
Middle East & Africa ........................   24.9%
Europe ......................................   16.5%
North America ...............................    2.3%
Latin America & Caribbean ...................    1.3%
Short-Term Investments & Other Net Assets ...    8.3%

We are pleased to bring you Templeton Emerging Markets Small Cap Fund's annual report for the fiscal year ended March 31, 2010.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Emerging Markets Small Cap Fund - Class A posted a +145.52% cumulative total return. During the same period, the Fund outperformed the +81.55% cumulative total return of its broad benchmark, the Morgan Stanley Capital International (MSCI) Emerging

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              Annual Report | 3

Markets (EM) Index.(1) The Fund also outperformed its narrow benchmark, the MSCI EM Small Cap Index, which had a total return of +118.59%.(2) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12 months under review, emerging market equity prices surged as the global stock rally that began in March 2009 continued. This upswing was largely due to a rapid increase in liquidity resulting from many countries' expansionary monetary policies and huge stimulus packages, which were implemented to pull economies out of recession and return them to sustainable growth. Stronger commodity prices and emerging market currencies also supported the stock markets.

Although Eastern European stocks as a whole had one of the best regional performances in the emerging market asset class, we found value in many of the region's markets as they benefited from generally lower interest rates and subsiding credit crunch worries. Within the region, Hungary was the best performer with a total return of +181.00%, and Turkey also more than doubled with a +136.36% return in U.S. dollar terms.(1) Higher crude oil prices and strength in the ruble supported Russia's +106.53% total return.1 In Latin America, Argentina's stock market posted a +103.36% total return, while Chile ended the reporting period with a +64.80% return.1 In Asia, significant investment inflows and relatively high growth in major economies China and India helped stocks to perform in line with their emerging market peers. Top regional performers included India and Thailand with total returns of +115.88% and +111.25%.(1)

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. Country returns are from subindexes of the MSCI EM Index.

(2.) Source: (C) 2010 Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                                4 | Annual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

For the 12 months under review, the most significant contributors to absolute performance included the Fund's investments in CTC Media, the operator of one of Russia's most popular television networks; Pinar Sut Mamulleri Sanayii, a market leader in Turkey's food sector; and Chongqing Machinery and Electric, the largest industrial conglomerate in western China. These stocks appreciated in value and outperformed their regional peers in the review period. With investor risk appetite growing, CTC Media's stock price rebounded from what we viewed as extremely low valuations after a period of underperformance. Pinar Sut's outperformance was largely due to stringent cost control efforts and higher profit margins resulting from falling raw milk prices, while China's overall greater infrastructure investment as part of government initiatives to support economic growth benefited Chongqing Machinery's stock.

In contrast, major detractors from Fund performance during the reporting period included KNM Group Berhad, a Malaysian process equipment manufacturer for the oil, gas and petrochemical industries; AIK Banka, a midsized Serbian commercial bank; and Tong Ren Tang Technologies, a producer of traditional Chinese medicines. While AIK Banka was a new addition to the portfolio, Fund positions in KNM and Tong Ren Tang Technologies were divested by period-end due to availability of what we considered more attractively valued companies in our investment universe. Shares of AIK Banka declined in value largely because of temporarily shaken investor confidence in markets with relatively lower liquidity, but we maintained a positive view on the bank based on its strong growth potential and high profitability.

TOP 10 EQUITY HOLDINGS
3/31/10

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Zhaikmunai LP, GDR, Reg S                       3.5%
   OIL, GAS & CONSUMABLE FUELS, KAZAKHSTAN
Maharashtra Seamless Ltd.                       3.3%
   METALS & MINING, INDIA
Pinar Sut Mamulleri Sanayii AS                  3.2%
   FOOD PRODUCTS, TURKEY
Lion Industries Corp. Bhd                       2.7%
   METALS & MINING, MALAYSIA
Synergy Co.                                     2.7%
   BEVERAGES, RUSSIA
EIPICO (Egyptian International
   Pharmaceutical Industries Co.)               2.7%
   PHARMACEUTICALS, EGYPT
Chaoda Modern Agriculture (Holdings) Ltd.       2.6%
   FOOD PRODUCTS, HONG KONG
AIK Banka AD                                    2.6%
   COMMERCIAL BANKS, REPUBLIC OF SERBIA
Universal Robina Corp.                          2.5%
   FOOD PRODUCTS, PHILIPPINES
Apollo Tyres Ltd.                               2.4%
   AUTO COMPONENTS, INDIA


                                Annual Report | 5

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2010, the U.S. dollar decreased in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, the Fund received substantial inflows, which provided us with an opportunity to increase the Fund's positions in many of the markets in our investment universe. We made the largest additions in Nigeria, India, South Korea and Turkey, and also made select purchases in Kazakhstan, Hong Kong, Egypt, Serbia and Malaysia. In addition, we increased the Fund's exposure to diversified banks, oil and gas, real estate management and development, agricultural products, and pharmaceuticals companies. Key buys included shares of Kazakhstan's Zhaikmunai, an upstream oil and gas company, and Malaysia's Lion Industries, a major steel producer.

Conversely, we divested some Fund positions in Indonesia, Brazil and Mexico, which allowed us to focus on stocks we deemed more attractively valued in our investment universe. We reduced the Fund's exposure to diversified metals and mining, commercial printing, and technology distribution companies, as well as electric utilities, as stocks reached their sale price targets. Key sales included shares of Sesa Goa, one of India's largest iron ore exporters, Wasion Group Holdings, China's leading power meter manufacturer, and OGK-4, a Russian wholesale electricity generation company.


                                6 | Annual Report

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius


{PHOTO OF DENNIS LIM)


/s/ Dennis Lim

Dennis Lim


(PHOTO OF TOM WU)


/s/ Tom Wu

Tom Wu

Portfolio Management Team
Templeton Emerging Markets Small Cap Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMMX)                    CHANGE   3/31/10   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$6.35    $10.74     $4.39
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0409

CLASS C (SYMBOL: TCEMX)                    CHANGE   3/31/10   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$6.27    $10.62     $4.35
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0133

CLASS R (SYMBOL: N/A)                      CHANGE   3/31/10   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$6.33    $10.71     $4.38
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0320

ADVISOR CLASS (SYMBOL: TEMZX)              CHANGE   3/31/10   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$6.38    $10.78     $4.40
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.0532


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF 10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                    INCEPTION
CLASS A                                         1-YEAR     3-YEAR   (10/2/06)
-------                                        --------   -------   ---------
Cumulative Total Return(2)                      +145.52%   +11.50%    +28.44%
Average Annual Total Return(3)                  +131.29%    +1.67%     +5.62%
Value of $10,000 Investment(4)                  $23,129   $10,511    $12,106
   Total Annual Operating Expenses(5)
      Without Waiver                    2.52%
      With Waiver                       2.10%

                                                                    INCEPTION
CLASS C                                          1-YEAR    3-YEAR   (10/2/06)
-------                                        --------   -------   ---------
Cumulative Total Return(2)                      +144.27%    +9.35%    +25.56%
Average Annual Total Return(3)                  +143.27%    +3.03%     +6.73%
Value of $10,000 Investment(4)                  $24,327   $10,935    $12,556
   Total Annual Operating Expenses(5)
      Without Waiver                    3.17%
      With Waiver                       2.75%

                                                                    INCEPTION
CLASS R                                          1-YEAR    3-YEAR   (10/2/06)
-------                                        --------   -------   ---------
Cumulative Total Return(2)                      +145.15%   +10.81%    +27.57%
Average Annual Total Return(3)                  +145.15%    +3.48%     +7.22%
Value of $10,000 Investment(4)                  $24,515   $11,081    $12,757
   Total Annual Operating Expenses(5)
      Without Waiver                    2.73%
      With Waiver                       2.31%

                                                                    INCEPTION
ADVISOR CLASS                                    1-YEAR    3-YEAR   (10/2/06)
-------------                                  --------   -------   ---------
Cumulative Total Return(2)                      +146.20%   +12.52%    +29.80%
Average Annual Total Return(3)                  +146.20%    +4.01%     +7.75%
Value of $10,000 Investment(4)                  $24,620   $11,252    $12,980
   Total Annual Operating Expenses(5)
      Without Waiver                    2.23%
      With Waiver                       1.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.80% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/10.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      3/31/10
-------                     --------
1-Year                       +131.29%
3-Year                         +1.67%
Since Inception (10/2/06)      +5.62%

                            CLASS A (10/2/06-3/31/10)

                               (PERFORMANCE GRAPH)

             TEMPLETON EMERGING                   MSCI EMERGING
                MARKETS SMALL     MSCI EMERGING   MARKETS SMALL
  DATE       CAP FUND - CLASS A   MARKETS INDEX     CAP INDEX
----------   ------------------   -------------   -------------
10/2/2006          $ 9,425           $10,000         $10,000
10/31/2006         $ 9,566           $10,475         $10,570
11/30/2006         $10,056           $11,256         $11,484
12/31/2006         $10,309           $11,764         $11,981
 1/31/2007         $10,564           $11,642         $11,974
 2/28/2007         $10,649           $11,574         $12,296
 3/31/2007         $10,857           $12,040         $12,899
 4/30/2007         $11,301           $12,599         $13,829
 5/31/2007         $11,812           $13,226         $15,019
 6/30/2007         $12,558           $13,852         $15,686
 7/31/2007         $12,936           $14,590         $16,972
 8/31/2007         $12,248           $14,284         $16,128
 9/30/2007         $12,975           $15,863         $17,309
10/31/2007         $13,837           $17,633         $18,509
11/30/2007         $13,110           $16,384         $16,854
12/31/2007         $13,319           $16,443         $17,081
 1/31/2008         $11,656           $14,396         $14,645
 2/29/2008         $12,347           $15,464         $15,693
 3/31/2008         $11,336           $14,647         $14,702
 4/30/2008         $11,977           $15,838         $15,449
 5/31/2008         $11,666           $16,136         $15,149
 6/30/2008         $10,364           $14,529         $13,339
 7/31/2008         $ 9,954           $13,993         $13,069
 8/31/2008         $ 9,123           $12,880         $12,130
 9/30/2008         $ 7,520           $10,627         $ 9,649
10/31/2008         $ 5,247           $ 7,720         $ 6,734
11/30/2008         $ 4,757           $ 7,140         $ 6,343
12/31/2008         $ 5,279           $ 7,698         $ 7,158
 1/31/2009         $ 4,807           $ 7,204         $ 6,713
 2/28/2009         $ 4,515           $ 6,799         $ 6,460
 3/31/2009         $ 4,931           $ 7,777         $ 7,377
 4/30/2009         $ 6,245           $ 9,073         $ 9,029
 5/31/2009         $ 7,593           $10,628         $11,119
 6/30/2009         $ 7,907           $10,487         $11,090
 7/31/2009         $ 8,851           $11,674         $12,493
 8/31/2009         $ 9,087           $11,635         $12,633
 9/30/2009         $ 9,637           $12,693         $13,659
10/31/2009         $ 9,693           $12,710         $13,748
11/30/2009         $ 9,907           $13,257         $14,396
12/31/2009         $10,797           $13,782         $15,341
 1/31/2010         $11,068           $13,015         $14,777
 2/28/2010         $11,294           $13,064         $14,814
 3/31/2010         $12,106           $14,120         $16,125

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     3/31/10
-------                     -------
1-Year                      +143.27%
3-Year                        +3.03%
Since Inception (10/2/06)     +6.73%

                            CLASS C (10/2/06-3/31/10)

                               (PERFORMANCE GRAPH)

             TEMPLETON EMERGING                   MSCI EMERGING
                MARKETS SMALL     MSCI EMERGING   MARKETS SMALL
   DATE      CAP FUND - CLASS C   MARKETS INDEX     CAP INDEX
----------   ------------------   -------------   -------------
 10/2/2006         $10,000           $10,000         $10,000
10/31/2006         $10,140           $10,475         $10,570
11/30/2006         $10,660           $11,256         $11,484
12/31/2006         $10,922           $11,764         $11,981
 1/31/2007         $11,192           $11,642         $11,974
 2/28/2007         $11,282           $11,574         $12,296
 3/31/2007         $11,482           $12,040         $12,899
 4/30/2007         $11,943           $12,599         $13,829
 5/31/2007         $12,486           $13,226         $15,019
 6/30/2007         $13,267           $13,852         $15,686
 7/31/2007         $13,657           $14,590         $16,972
 8/31/2007         $12,928           $14,284         $16,128
 9/30/2007         $13,688           $15,863         $17,309
10/31/2007         $14,591           $17,633         $18,509
11/30/2007         $13,811           $16,384         $16,854
12/31/2007         $14,026           $16,443         $17,081
 1/31/2008         $12,260           $14,396         $14,645
 2/29/2008         $12,990           $15,464         $15,693
 3/31/2008         $11,911           $14,647         $14,702
 4/30/2008         $12,577           $15,838         $15,449
 5/31/2008         $12,249           $16,136         $15,149
 6/30/2008         $10,885           $14,529         $13,339
 7/31/2008         $10,440           $13,993         $13,069
 8/31/2008         $ 9,562           $12,880         $12,130
 9/30/2008         $ 7,880           $10,627         $ 9,649
10/31/2008         $ 5,490           $ 7,720         $ 6,734
11/30/2008         $ 4,972           $ 7,140         $ 6,343
12/31/2008         $ 5,519           $ 7,698         $ 7,158
 1/31/2009         $ 5,034           $ 7,204         $ 6,713
 2/28/2009         $ 4,715           $ 6,799         $ 6,460
 3/31/2009         $ 5,140           $ 7,777         $ 7,377
 4/30/2009         $ 6,523           $ 9,073         $ 9,029
 5/31/2009         $ 7,917           $10,628         $11,119
 6/30/2009         $ 8,237           $10,487         $11,090
 7/31/2009         $ 9,217           $11,674         $12,493
 8/31/2009         $ 9,466           $11,635         $12,633
 9/30/2009         $10,033           $12,693         $13,659
10/31/2009         $10,080           $12,710         $13,748
11/30/2009         $10,293           $13,257         $14,396
12/31/2009         $11,219           $13,782         $15,341
 1/31/2010         $11,491           $13,015         $14,777
 2/28/2010         $11,728           $13,064         $14,814
 3/31/2010         $12,556           $14,120         $16,125


                               10 | Annual Report

                            CLASS R (10/2/06-3/31/10)

                               (PERFORMANCE GRAPH)

             TEMPLETON EMERGING                   MSCI EMERGING
                MARKETS SMALL     MSCI EMERGING   MARKETS SMALL
   DATE      CAP FUND - CLASS R   MARKETS INDEX     CAP INDEX
----------   ------------------   -------------   -------------
10/2/2006          $10,000           $10,000         $10,000
10/31/2006         $10,140           $10,475         $10,570
11/30/2006         $10,670           $11,256         $11,484
12/31/2006         $10,932           $11,764         $11,981
 1/31/2007         $11,212           $11,642         $11,974
 2/28/2007         $11,292           $11,574         $12,296
 3/31/2007         $11,513           $12,040         $12,899
 4/30/2007         $11,973           $12,599         $13,829
 5/31/2007         $12,530           $13,226         $15,019
 6/30/2007         $13,310           $13,852         $15,686
 7/31/2007         $13,711           $14,590         $16,972
 8/31/2007         $12,982           $14,284         $16,128
 9/30/2007         $13,752           $15,863         $17,309
10/31/2007         $14,666           $17,633         $18,509
11/30/2007         $13,896           $16,384         $16,854
12/31/2007         $14,113           $16,443         $17,081
 1/31/2008         $12,344           $14,396         $14,645
 2/29/2008         $13,075           $15,464         $15,693
 3/31/2008         $11,994           $14,647         $14,702
 4/30/2008         $12,672           $15,838         $15,449
 5/31/2008         $12,344           $16,136         $15,149
 6/30/2008         $10,967           $14,529         $13,339
 7/31/2008         $10,521           $13,993         $13,069
 8/31/2008         $ 9,642           $12,880         $12,130
 9/30/2008         $ 7,947           $10,627         $ 9,649
10/31/2008         $ 5,542           $ 7,720         $ 6,734
11/30/2008         $ 5,022           $ 7,140         $ 6,343
12/31/2008         $ 5,572           $ 7,698         $ 7,158
 1/31/2009         $ 5,085           $ 7,204         $ 6,713
 2/28/2009         $ 4,764           $ 6,799         $ 6,460
 3/31/2009         $ 5,204           $ 7,777         $ 7,377
 4/30/2009         $ 6,594           $ 9,073         $ 9,029
 5/31/2009         $ 8,008           $10,628         $11,119
 6/30/2009         $ 8,340           $10,487         $11,090
 7/31/2009         $ 9,339           $11,674         $12,493
 8/31/2009         $ 9,588           $11,635         $12,633
 9/30/2009         $10,170           $12,693         $13,659
10/31/2009         $10,218           $12,710         $13,748
11/30/2009         $10,443           $13,257         $14,396
12/31/2009         $11,386           $13,782         $15,341
 1/31/2010         $11,672           $13,015         $14,777
 2/28/2010         $11,911           $13,064         $14,814
 3/31/2010         $12,757           $14,120         $16,125

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     3/31/10
-------                     -------
1-Year                      +145.15%
3-Year                        +3.48%
Since Inception (10/2/06)     +7.22%

                         ADVISOR CLASS (10/2/06-3/31/10)

                               (PERFORMANCE GRAPH)

              TEMPLETON EMERGING                     MSCI EMERGING
               MARKETS SMALL CAP    MSCI EMERGING    MARKETS SMALL
   DATE      FUND - ADVISOR CLASS    MARKETS INDEX     CAP INDEX
----------   --------------------   --------------   -------------

10/2/2006           $10,000             $10,000         $10,000
10/31/2006          $10,150             $10,475         $10,570
11/30/2006          $10,680             $11,256         $11,484
12/31/2006          $10,944             $11,764         $11,981
1/31/2007           $11,224             $11,642         $11,974
2/28/2007           $11,315             $11,574         $12,296
3/31/2007           $11,535             $12,040         $12,899
4/30/2007           $12,006             $12,599         $13,829
5/31/2007           $12,557             $13,226         $15,019
6/30/2007           $13,360             $13,852         $15,686
7/31/2007           $13,761             $14,590         $16,972
8/31/2007           $13,031             $14,284         $16,128
9/30/2007           $13,803             $15,863         $17,309
10/31/2007          $14,729             $17,633         $18,509
11/30/2007          $13,957             $16,384         $16,854
12/31/2007          $14,184             $16,443         $17,081
1/31/2008           $12,415             $14,396         $14,645
2/29/2008           $13,161             $15,464         $15,693
3/31/2008           $12,084             $14,647         $14,702
4/30/2008           $12,766             $15,838         $15,449
5/31/2008           $12,447             $16,136         $15,149
6/30/2008           $11,061             $14,529         $13,339
7/31/2008           $10,624             $13,993         $13,069
8/31/2008           $ 9,740             $12,880         $12,130
9/30/2008           $ 8,035             $10,627         $ 9,649
10/31/2008          $ 5,595             $ 7,720         $ 6,734
11/30/2008          $ 5,072             $ 7,140         $ 6,343
12/31/2008          $ 5,632             $ 7,698         $ 7,158
1/31/2009           $ 5,140             $ 7,204         $ 6,713
2/28/2009           $ 4,829             $ 6,799         $ 6,460
3/31/2009           $ 5,272             $ 7,777         $ 7,377
4/30/2009           $ 6,686             $ 9,073         $ 9,029
5/31/2009           $ 8,124             $10,628         $11,119
6/30/2009           $ 8,459             $10,487         $11,090
7/31/2009           $ 9,478             $11,674         $12,493
8/31/2009           $ 9,729             $11,635         $12,633
9/30/2009           $10,316             $12,693         $13,659
10/31/2009          $10,376             $12,710         $13,748
11/30/2009          $10,604             $13,257         $14,396
12/31/2009          $11,570             $13,782         $15,341
1/31/2010           $11,859             $13,015         $14,777
2/28/2010           $12,112             $13,064         $14,814
3/31/2010           $12,980             $14,120         $16,125

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               3/31/10
-------------               -------
1-Year                      +146.20%
3-Year                        +4.01%
Since Inception (10/2/06)     +7.75%


                               Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2010 Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                    EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT       DURING PERIOD*
                                             VALUE 10/1/09      VALUE 3/31/10   ACTUAL 10/1/09-3/31/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,256.20             $11.93
Hypothetical (5% return before expenses)         $1,000           $1,014.36             $10.65
CLASS C
Actual                                           $1,000           $1,251.50             $15.83
Hypothetical (5% return before expenses)         $1,000           $1,010.87             $14.14
CLASS R
Actual                                           $1,000           $1,254.40             $13.04
Hypothetical (5% return before expenses)         $1,000           $1,013.36             $11.65
ADVISOR CLASS
Actual                                           $1,000           $1,258.10             $10.25
Hypothetical (5% return before expenses)         $1,000           $1,015.86             $ 9.15

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.12%; C: 2.82%; R:
     2.32%; and Advisor: 1.82%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               14 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                     YEAR ENDED MARCH 31,
                                                                          -----------------------------------------
CLASS A                                                                     2010        2009       2008     2007(a)
-------                                                                   --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $   4.39    $ 11.32    $ 11.50    $ 10.00
                                                                          --------    -------    -------    -------
Income from investment operations(b):
   Net investment income (loss)(c) ....................................      (0.05)      0.13       0.17       0.09
   Net realized and unrealized gains (losses) .........................       6.44      (6.52)      0.41       1.43
                                                                          --------    -------    -------    -------
Total from investment operations ......................................       6.39      (6.39)      0.58       1.52
                                                                          --------    -------    -------    -------
Less distributions from:
   Net investment income ..............................................      (0.04)     (0.06)     (0.11)     (0.02)
   Net realized gains .................................................         --      (0.48)     (0.65)        --
   Tax return of capital ..............................................         --(d)      --         --         --
                                                                          --------    -------    -------    -------
Total distributions ...................................................      (0.04)     (0.54)     (0.76)     (0.02)
                                                                          --------    -------    -------    -------
Redemption fees(e) ....................................................         --         --(d)      --(d)      --(d)
                                                                          --------    -------    -------    -------
Net asset value, end of year ..........................................   $  10.74    $  4.39    $ 11.32    $ 11.50
                                                                          ========    =======    =======    =======
Total return(f) .......................................................     145.52%    (56.50)%     4.41%     15.19%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates and expense reductions ..................................       2.21%      2.51%      2.38%      2.82%
Expenses net of waiver and payments by affiliates .....................       2.10%      2.09%      2.16%      2.15%
Expenses net of waiver and payments by affiliates
   and expense reductions .............................................       2.10%      2.09%      2.15%      2.15%
Net investment income (loss) ..........................................      (0.56)%     1.71%      1.36%      1.54%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $178,439    $26,689    $80,427    $37,774
Portfolio turnover rate ...............................................      61.93%     64.81%    101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    YEAR ENDED MARCH 31,
                                                                          ----------------------------------------
CLASS C                                                                     2010       2009       2008     2007(a)
-------                                                                   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $  4.35    $ 11.26    $ 11.46     $10.00
                                                                          -------    -------    -------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ....................................     (0.11)      0.08       0.09       0.04
   Net realized and unrealized gains (losses) .........................      6.39      (6.47)      0.42       1.43
                                                                          -------    -------    -------     ------
Total from investment operations ......................................      6.28      (6.39)      0.51       1.47
                                                                          -------    -------    -------     ------
Less distributions from:
   Net investment income ..............................................     (0.01)     (0.04)     (0.06)     (0.01)
   Net realized gains .................................................        --      (0.48)     (0.65)        --
   Tax return of capital ..............................................        --(d)      --         --         --
                                                                          -------    -------    -------     ------
Total distributions ...................................................     (0.01)     (0.52)     (0.71)     (0.01)
                                                                          -------    -------    -------     ------
Redemption fees(e) ....................................................        --         --(d)      --(d)      --(d)
                                                                          -------    -------    -------     ------
Net asset value, end of year ..........................................   $ 10.62    $  4.35    $ 11.26     $11.46
                                                                          =======    =======    =======     ======
Total return(f) .......................................................    144.27%    (56.84)%     3.73%     14.82%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates
   and expense reductions .............................................      2.91%      3.16%      3.03%      3.47%
Expenses net of waiver and payments by affiliates .....................      2.80%      2.74%      2.81%      2.80%
Expenses net of waiver and payments by affiliates
   and expense reductions .............................................      2.80%      2.74%      2.80%      2.80%
Net investment income (loss) ..........................................     (1.26)%     1.06%      0.71%      0.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $46,740    $ 8,081    $24,014     $8,196
Portfolio turnover rate ...............................................     61.93%     64.81%    101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    YEAR ENDED MARCH 31,
                                                                          ----------------------------------------
CLASS R                                                                    2010        2009       2008     2007(a)
-------                                                                   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $  4.38    $ 11.32    $ 11.50    $ 10.00
                                                                          -------    -------    -------    -------
Income from investment operations(b):
   Net investment income (loss)(c) ....................................     (0.03)      0.11       0.16       0.06
   Net realized and unrealized gains (losses) .........................      6.39      (6.51)      0.39       1.45
                                                                          -------    -------    -------    -------
Total from investment operations ......................................      6.36      (6.40)      0.55       1.51
                                                                          -------    -------    -------    -------
Less distributions from:
   Net investment income ..............................................     (0.03)     (0.06)     (0.08)     (0.01)
   Net realized gains .................................................        --      (0.48)     (0.65)        --
   Tax return of capital ..............................................        --(d)      --         --         --
                                                                          -------    -------    -------    -------
Total distributions ...................................................     (0.03)     (0.54)     (0.73)     (0.01)
                                                                          -------    -------    -------    -------
Redemption fees(e) ....................................................        --        --(d)       --(d)      --(d)
                                                                          -------    -------    -------    -------
Net asset value, end of year ..........................................   $ 10.71    $  4.38    $ 11.32    $ 11.50
                                                                          =======    =======    =======    =======
Total return(f) .......................................................    145.15%    (56.61)%     4.18%     15.13%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates
   and expense reductions .............................................      2.41%      2.72%      2.53%      2.97%
Expenses net of waiver and payments by affiliates .....................      2.30%      2.30%      2.31%      2.30%
Expenses net of waiver and payments by affiliates
   and expense reductions .............................................      2.30%      2.30%      2.30%      2.30%
Net investment income (loss) ..........................................     (0.76)%     1.50%      1.21%      1.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $   187    $    89    $   197    $   197
Portfolio turnover rate ...............................................     61.93%     64.81%    101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                                    YEAR ENDED MARCH 31,
                                                                          ----------------------------------------
ADVISOR CLASS                                                               2010       2009       2008     2007(a)
-------------                                                             -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $  4.40    $ 11.34    $ 11.51     $10.00
                                                                          -------    -------    -------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ....................................     (0.04)      0.15       0.22       0.11
   Net realized and unrealized gains (losses) .........................      6.47      (6.54)      0.41       1.42
                                                                          -------    -------    -------     ------
Total from investment operations ......................................      6.43      (6.39)      0.63       1.53
                                                                          -------    -------    -------     ------
Less distributions from:
   Net investment income ..............................................     (0.05)     (0.07)     (0.15)     (0.02)
   Net realized gains .................................................        --      (0.48)     (0.65)        --
   Tax return of capital ..............................................        --(d)      --         --         --
                                                                          -------    -------    -------     ------
Total distributions ...................................................     (0.05)     (0.55)     (0.80)     (0.02)
                                                                          -------    -------    -------     ------
Redemption fees(e) ....................................................        --         --(d)      --(d)      --(d)
                                                                          -------    -------    -------     ------
Net asset value, end of year ..........................................   $ 10.78    $  4.40    $ 11.34     $11.51
                                                                          =======    =======    =======     ======
Total return(f) .......................................................    146.20%    (56.37)%     4.76%     15.35%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates
   and expense reductions .............................................      1.91%      2.22%      2.03%      2.47%
Expenses net of waiver and payments by affiliates .....................      1.80%      1.80%      1.81%      1.80%
Expenses net of waiver and payments by affiliates
   and expense reductions .............................................      1.80%      1.80%      1.80%      1.80%
Net investment income (loss) ..........................................     (0.26)%     2.00%      1.71%      1.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $23,701    $ 1,274    $ 3,351     $1,402
Portfolio turnover rate ...............................................     61.93%     64.81%    101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010

                                                                                                       SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                           INDUSTRY                   WARRANTS         VALUE
       -----------------------------------------             ------------------------------------   ------------   -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       90.3%
       ARGENTINA 0.7%
   (a) Ultrapetrol Bahamas Ltd. ..........................                  Marine                       317,011   $   1,740,390
                                                                                                                   -------------
       CHINA 5.4%
   (a) Anhui Tianda Oil Pipe Co. Ltd., H .................       Energy Equipment & Services           5,723,000       2,756,740
       Beijing Jingkelong Co. Ltd., H ....................         Food & Staples Retailing              467,000         474,564
   (a) Chongqing Machinery and Electric Co. Ltd., H ......         Industrial Conglomerates           13,430,000       3,372,959
       Jiangling Motors Corp. Ltd., B ....................               Automobiles                     644,600       1,123,281
   (b) Sohu.com Inc. .....................................       Internet Software & Services             35,300       1,927,380
       Win Hanverky Holdings Ltd. ........................     Textiles, Apparel & Luxury Goods       23,078,000       3,655,980
                                                                                                                   -------------
                                                                                                                      13,310,904
                                                                                                                   -------------
       CZECH REPUBLIC 1.1%
       Pegas Nonwovens SA ................................     Textiles, Apparel & Luxury Goods          119,073       2,825,869
                                                                                                                   -------------
       EGYPT 3.8%
       Eastern Tobacco ...................................                 Tobacco                       116,291       2,640,097
   (b) Egyptian International Pharmaceutical
          Industries Co. .................................             Pharmaceuticals                   994,057       6,680,006
                                                                                                                   -------------
                                                                                                                       9,320,103
                                                                                                                   -------------
       GHANA 1.1%
       Ecobank Transnational Inc. ........................             Commercial Banks               22,117,883       2,804,297
                                                                                                                   -------------
       HONG KONG 9.9%
       Chaoda Modern Agriculture (Holdings) Ltd. .........              Food Products                  6,184,000       6,586,815
       China Green (Holdings) Ltd. .......................              Food Products                  1,713,000       2,159,934
   (a) I.T Ltd. ..........................................             Specialty Retail               28,240,000       4,946,569
       Victory City International Holdings Ltd. ..........     Textiles, Apparel & Luxury Goods       19,658,000       4,886,491
       Water Oasis Group Ltd. ............................             Specialty Retail                7,856,000       1,730,207
   (a) Xiwang Sugar Holdings Co. Ltd. ....................              Food Products                  9,220,030       3,039,995
       Yorkey Optical International Cayman Ltd. ..........       Leisure Equipment & Products          6,590,000       1,366,507
                                                                                                                   -------------
                                                                                                                      24,716,518
                                                                                                                   -------------
       HUNGARY 0.9%
   (a) Ablon Group Ltd. ..................................   Real Estate Management & Development      1,129,022       1,157,081
       Egis Nyrt .........................................             Pharmaceuticals                    10,782       1,163,292
                                                                                                                   -------------
                                                                                                                       2,320,373
                                                                                                                   -------------
       INDIA 11.3%
       ABG Shipyard Ltd. .................................                Machinery                      274,167       1,528,926
       Apollo Tyres Ltd. .................................             Auto Components                 3,836,754       6,072,221
       Bharati Shipyard Ltd. .............................                Machinery                      297,111       1,657,870
       Federal Bank Ltd. .................................             Commercial Banks                  662,585       3,945,507
   (a) Hirco PLC .........................................   Real Estate Management & Development        926,835       1,899,738
       JK Cements Ltd. ...................................          Construction Materials             1,196,584       4,764,449
       Maharashtra Seamless Ltd. .........................             Metals & Mining                 1,038,259       8,244,930
                                                                                                                   -------------
                                                                                                                      28,113,641
                                                                                                                   -------------


                               Annual Report | 19

Templeton Global Investment Trust

                                                                                                       SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                           INDUSTRY                   WARRANTS         VALUE
       -----------------------------------------             ------------------------------------   ------------   -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       IRELAND 0.6%
   (a) Dragon Oil PLC ....................................        Oil, Gas & Consumable Fuels            193,597   $   1,421,927
                                                                                                                   -------------
       ISRAEL 0.5%
   (a) Taro Pharmaceutical Industries Ltd. ...............              Pharmaceuticals                   85,100       1,131,830
                                                                                                                   -------------
       KAZAKHSTAN 3.7%
(a, c) KazakhGold Group Ltd., GDR, Reg S .................              Metals & Mining                   57,700         440,251
(a, c) Zhaikmunai LP, GDR, Reg S .........................        Oil, Gas & Consumable Fuels            993,641       8,674,486
                                                                                                                   -------------
                                                                                                                       9,114,737
                                                                                                                   -------------
       KENYA 0.7%
       Safaricom Ltd. ....................................    Wireless Telecommunication Services     23,607,700       1,679,285
                                                                                                                   -------------
       LATVIA 1.0%
   (a) Grindeks ..........................................              Pharmaceuticals                  244,933       2,470,815
       LEBANON 0.1%
       BLOM Bank Sal, GDR ................................             Commercial Banks                    3,077         307,392
                                                                                                                   -------------
       MALAYSIA 2.7%
       Lion Industries Corp. Bhd. ........................              Metals & Mining               12,737,500       6,801,777
   (a) Media Prima Bhd, Wts., 12/31/14 ...................                   Media                        24,340           4,706
                                                                                                                   -------------
                                                                                                                       6,806,483
                                                                                                                   -------------
       NIGERIA 5.6%
       Access Bank Nigeria PLC ...........................             Commercial Banks               66,022,234       4,925,852
       Nigerian Breweries PLC ............................                 Beverages                   4,075,960       1,681,385
   (b) UAC of Nigeria PLC ................................         Industrial Conglomerates           11,373,272       3,811,276
   (a) United Bank for Africa PLC ........................             Commercial Banks               34,646,361       3,548,802
                                                                                                                   -------------
                                                                                                                      13,967,315
                                                                                                                   -------------
       PHILIPPINES 2.5%
       Universal Robina Corp. ............................               Food Products                11,391,800       6,312,646
                                                                                                                   -------------
       POLAND 0.6%
   (a) AmRest Holdings NV ................................       Hotels, Restaurants & Leisure            39,858       1,050,878
   (b) Bomi SA ...........................................         Food & Staples Retailing              100,000         525,210
                                                                                                                   -------------
                                                                                                                       1,576,088
                                                                                                                   -------------
       REPUBLIC OF SERBIA 2.6%
(a, b) AIK Banka AD ......................................             Commercial Banks                  158,196       6,502,910
                                                                                                                   -------------
       ROMANIA 1.4%
(a, d) Impact Developer & Contractor SA ..................   Real Estate Management & Development     12,171,000       3,536,154
                                                                                                                   -------------
       RUSSIA 7.1%
       Belon OJSC ........................................              Metals & Mining                2,681,089       2,684,323
(a, c) Cherkizovo Group OJSC, GDR, Reg S .................               Food Products                   147,032       2,584,822


                               20 | Annual Report

Templeton Global Investment Trust

                                                                                                       SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                           INDUSTRY                   WARRANTS         VALUE
       -----------------------------------------             ------------------------------------   ------------   -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       RUSSIA (CONTINUED)
   (a) Synergy Co. .......................................                Beverages                      222,848   $   6,776,027
   (a) Veropharm .........................................             Pharmaceuticals                   150,058       5,658,815
                                                                                                                   -------------
                                                                                                                      17,703,987
                                                                                                                   -------------
       SOUTH AFRICA 1.7%
       Barloworld Ltd. ...................................         Industrial Conglomerates              334,000       2,261,226
   (a) Woolworths Holdings Ltd. ..........................             Multiline Retail                  609,000       1,884,592
                                                                                                                   -------------
                                                                                                                       4,145,818
                                                                                                                   -------------
       SOUTH KOREA 7.1%
       CJ Internet Corp. .................................                  Media                        316,040       3,826,725
       HNK Machine Tool Co., Ltd. ........................                Machinery                      144,897       4,559,047
       Intelligent Digital Integrated Security Co. Ltd. ..            Household Durables                  98,347       1,251,665
   (a) Sam Kwang Glass Industry Co. Ltd. .................            Household Durables                  15,280         659,709
       Steel Flower Co. Ltd. .............................             Metals & Mining                   170,930       2,047,021
       Vieworks Co. Ltd. .................................     Health Care Equipment & Supplies          138,260       1,820,738
       Youngone Corp. ....................................     Textiles, Apparel & Luxury Goods          434,804       3,450,917
                                                                                                                   -------------
                                                                                                                      17,615,822
                                                                                                                   -------------
       THAILAND 1.9%
       Delta Electronics (Thailand) Public Co. Ltd., .....    Electronic Equipment, Instruments &
          fgn. ...........................................                Components                   1,576,800         916,773
       Supalai Public Co. Ltd., fgn. .....................   Real Estate Management & Development     15,723,000       3,890,026
                                                                                                                   -------------
                                                                                                                       4,806,799
                                                                                                                   -------------
       TURKEY 10.7%
   (a) Anadolu Cam Sanayii AS ............................          Containers & Packaging             1,831,280       2,485,628
   (a) Gubre Fabrikalari TAS .............................                Chemicals                      572,010       4,221,198
       Pinar Sut Mamulleri Sanayii AS ....................              Food Products                  1,467,868       8,027,479
       Selcuk Ecza Deposu ................................             Pharmaceuticals                 1,604,655       2,918,131
       Tofas Turk Otomobil Fabrikasi AS ..................               Automobiles                     887,760       3,334,145
   (a) Trakya Cam Sanayii AS .............................            Building Products                2,599,027       3,767,450
   (a) Turkiye Vakiflar Bankasi T.A.O., D ................             Commercial Banks                  726,000       1,942,123
                                                                                                                   -------------
                                                                                                                      26,696,154
                                                                                                                   -------------
       UKRAINE 0.4%
(a, e) Kernel Holding SA, 144A ...........................              Food Products                     56,000       1,098,039
                                                                                                                   -------------
       UNITED ARAB EMIRATES 0.7%
   (a) Aramex Co. ........................................         Air Freight & Logistics             3,270,034       1,691,550
                                                                                                                   -------------
       UNITED STATES 2.3%
   (a) China Security & Surveillance Technology Inc. .....    Electronic Equipment, Instruments &
                                                                          Components                     298,100       2,292,389
       CTC Media Inc. ....................................                   Media                       192,858       3,321,015
                                                                                                                   -------------
                                                                                                                       5,613,404
                                                                                                                   -------------


                               Annual Report | 21

Templeton Global Investment Trust

                                                                                                       SHARES/
       TEMPLETON EMERGING MARKETS SMALL CAP FUND                           INDUSTRY                   WARRANTS         VALUE
       -----------------------------------------             ------------------------------------   ------------   -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       VIETNAM 2.2%
       DHG Pharmaceutical JSC ...................                       Pharmaceuticals                  292,210   $   1,806,222
       Dry Cell Storage Battery JSC .............                    Electrical Equipment                 50,730         187,348
       Imexpharm Pharmaceutical JSC .............                       Pharmaceuticals                  275,300       1,031,113
       Vietnam Container Shipping JSC ...........                            Marine                      525,002       2,392,623
                                                                                                                   -------------
                                                                                                                       5,417,306
                                                                                                                   -------------
       TOTAL COMMON STOCKS AND OTHER EQUITY
          INTERESTS (COST $171,337,796) .........                                                                    224,768,556
                                                                                                                   -------------
       PREFERRED STOCKS 1.4%
       CHILE 0.6%
       Embotelladora Andina SA, pfd., A .........                          Beverages                     502,000       1,444,535
                                                                                                                   -------------
       CROATIA 0.8%
       Adris Grupa d.d., pfd. ...................                           Tobacco                       39,041       2,120,097
                                                                                                                   -------------
       TOTAL PREFERRED STOCKS
          (COST $3,282,450) .....................                                                                      3,564,632
                                                                                                                   -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $174,620,246) .......                                                                    228,333,188
                                                                                                                   -------------
       SHORT TERM INVESTMENTS
       (COST $23,961,700) 9.6%
       MONEY MARKET FUNDS 9.6%
       UNITED STATES 9.6%
   (f) Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ......................                                                     23,961,700      23,961,700
                                                                                                                   -------------
       TOTAL INVESTMENTS (COST $198,581,946)
          101.3% ................................                                                                    252,294,888
       OTHER ASSETS, LESS LIABILITIES (1.3)% ....                                                                     (3,228,041)
                                                                                                                   -------------
       NET ASSETS 100.0% ........................                                                                  $ 249,066,847
                                                                                                                   =============

See Abbreviations on page 37.

(a)  Non-income producing.

(b)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $11,699,559, representing 4.70% of net assets.

(d)  See Note 9 regarding holdings of 5% voting securities.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the value of this security was $1,098,039, representing 0.44% of net assets.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

                                                                TEMPLETON
                                                                 EMERGING
                                                                 MARKETS
                                                                SMALL CAP
                                                                   FUND
                                                              -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $ 172,152,329
      Cost - Non-controlled affiliated issuers (Note 9) ...       2,467,917
      Cost - Sweep Money Fund (Note 7) ....................      23,961,700
                                                              -------------
      Total cost of investments ...........................   $ 198,581,946
                                                              =============
      Value - Unaffiliated issuers ........................   $ 224,797,034
      Value - Non-controlled affiliated issuers (Note 9) ..       3,536,154
      Value - Sweep Money Fund (Note 7) ...................      23,961,700
                                                              -------------
      Total value of investments ..........................     252,294,888
   Foreign currency, at value (Cost $16,052) ..............          16,061
   Receivables:
      Capital shares sold .................................       3,503,016
      Dividends ...........................................         290,048
   Other assets ...........................................             420
                                                              -------------
         Total assets .....................................     256,104,433
                                                              -------------
Liabilities:
   Payables:
      Investment securities purchased .....................       4,590,305
      Capital shares redeemed .............................       1,016,655
      Affiliates ..........................................         352,600
   Deferred tax ...........................................         956,495
   Accrued expenses and other liabilities .................         121,531
                                                              -------------
         Total liabilities ................................       7,037,586
                                                              -------------
            Net assets, at value ..........................   $ 249,066,847
                                                              =============
Net assets consist of:
   Paid-in capital ........................................   $ 231,186,804
   Net unrealized appreciation (depreciation) .............      52,755,285
   Accumulated net realized gain (loss) ...................     (34,875,242)
                                                              -------------
            Net assets, at value ..........................   $ 249,066,847
                                                              =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010

                                                               TEMPLETON
                                                                EMERGING
                                                                MARKETS
                                                               SMALL CAP
                                                                  FUND
                                                             ------------
CLASS A:
   Net assets, at value ..................................   $178,438,677
                                                             ============
   Shares outstanding ....................................     16,621,651
                                                             ============
   Net asset value per share(a) ..........................   $      10.74
                                                             ============
   Maximum offering price per share
     (net asset value per share / 94.25%) ................   $      11.40
                                                             ============
CLASS C:
   Net assets, at value ..................................   $ 46,740,400
                                                             ============
   Shares outstanding ....................................      4,402,982
                                                             ============
   Net asset value and maximum offering price per
      share(a) ...........................................   $      10.62
                                                             ============
CLASS R:
   Net assets, at value ..................................   $    186,798
                                                             ============
   Shares outstanding ....................................         17,445
                                                             ============
   Net asset value and maximum offering price per share ..   $      10.71
                                                             ============
ADVISOR CLASS:
   Net assets, at value ..................................   $ 23,700,972
                                                             ============
   Shares outstanding ....................................      2,199,259
                                                             ============
   Net asset value and maximum offering price per share ..   $      10.78
                                                             ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

                                                                    TEMPLETON
                                                                     EMERGING
                                                                     MARKETS
                                                                    SMALL CAP
                                                                      FUND
                                                                  ------------
Investment income:
   Dividends: (net of foreign taxes of $105,083)
      Unaffiliated issuers ....................................   $  2,058,214
      Sweep Money Fund (Note 7) ...............................            302
                                                                  ------------
         Total investment income ..............................      2,058,516
                                                                  ------------
Expenses:
   Management fees (Note 3a) ..................................      1,641,757
   Administrative fees (Note 3b) ..............................        266,028
   Distribution fees: (Note 3c)
      Class A .................................................        295,667
      Class C .................................................        256,638
      Class R .................................................            893
   Transfer agent fees (Note 3e) ..............................        275,746
   Custodian fees (Note 4) ....................................        190,683
   Reports to shareholders ....................................         48,167
   Registration and filing fees ...............................         58,475
   Professional fees ..........................................         51,303
   Trustees' fees and expenses ................................          9,426
   Other ......................................................         16,715
                                                                  ------------
         Total expenses .......................................      3,111,498
         Expense reductions (Note 4) ..........................             (8)
         Expenses waived/paid by affiliates (Note 3f) .........       (153,327)
                                                                  ------------
            Net expenses ......................................      2,958,163
                                                                  ------------
               Net investment income (loss) ...................       (899,647)
                                                                  ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $185,428) ..........      7,792,705
      Foreign currency transactions ...........................         16,351
                                                                  ------------
               Net realized gain (loss) .......................      7,809,056
                                                                  ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................     79,763,498
      Translation of other assets and
         liabilities denominated in foreign currencies ........         (4,686)
   Change in deferred taxes on unrealized appreciation ........       (956,495)
                                                                  ------------
               Net change in unrealized
                  appreciation (depreciation) .................     78,802,317
                                                                  ------------
Net realized and unrealized gain (loss) .......................     86,611,373
                                                                  ------------
Net increase (decrease) in net assets resulting from
   operations .................................................   $ 85,711,726
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                         TEMPLETON EMERGING MARKETS
                                                               SMALL CAP FUND
                                                       -----------------------------
                                                            YEAR ENDED MARCH 31,
                                                       -----------------------------
                                                            2010            2009
                                                       -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .................   $    (899,647)  $   1,065,677
      Net realized gain (loss) from
      investments and foreign currency
         transactions ..............................       7,809,056     (42,931,969)
      Net change in unrealized appreciation
         (depreciation) on investments, translation
         of other assets and liabilities denominated
         in foreign currencies and deferred taxes ..      78,802,317     (13,937,267)
                                                       -------------   -------------
            Net increase (decrease) in net assets
               resulting from operations ...........      85,711,726     (55,803,559)
                                                       -------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................        (426,526)       (351,401)
         Class C ...................................         (28,635)        (69,569)
         Class R ...................................            (859)         (1,058)
         Advisor Class .............................         (64,673)        (22,988)
      Net realized gains:
         Class A ...................................              --      (2,727,219)
         Class C ...................................              --        (869,251)
         Class R ...................................              --          (8,571)
         Advisor Class .............................              --        (148,676)
      Tax return of capital:
         Class A ...................................         (62,399)             --
         Class C ...................................         (18,490)             --
         Class R ...................................            (167)             --
         Advisor Class .............................          (7,038)             --
                                                       -------------   -------------
      Total distributions to shareholders ..........        (608,787)     (4,198,733)
                                                       -------------   -------------
      Capital share transactions: (Note 2)
         Class A ...................................      88,652,498      (9,227,539)
         Class C ...................................      21,926,352      (2,686,882)
         Class R ...................................         (28,889)         15,841
         Advisor Class .............................      17,281,844          43,326
                                                       -------------   -------------
      Total capital share transactions .............     127,831,805     (11,855,254)
                                                       -------------   -------------
      Redemption fees ..............................              --             782
                                                       -------------   -------------
            Net increase (decrease) in net assets ..     212,934,744     (71,856,764)
   Net assets:
      Beginning of year ............................      36,132,103     107,988,867
                                                       -------------   -------------
      End of year ..................................   $ 249,066,847   $  36,132,103
                                                       =============   =============
   Undistributed net investment
      income included in net assets:
      End of year ..................................   $          --   $     533,099
                                                       =============   =============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Emerging Markets Small Cap Fund
(Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price


                               Annual Report | 27

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               28 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               Annual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               30 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   YEAR ENDED MARCH 31,
                                   ------------------------------------------------------
                                             2010                       2009
                                   -------------------------   --------------------------
                                     SHARES        AMOUNT        SHARES         AMOUNT
                                   ----------   ------------   -----------   ------------
CLASS A SHARES:
   Shares sold .................   16,300,020   $138,823,781     2,753,554   $ 21,083,638
   Shares issued in reinvestment
      of distributions .........       39,915        364,026       563,954      2,498,318
   Shares redeemed .............   (5,800,054)   (50,535,309)   (4,342,664)   (32,809,495)
                                   ----------   ------------   -----------   ------------
   Net increase (decrease) .....   10,539,881   $ 88,652,498    (1,025,156)  $ (9,227,539)
                                   ==========   ============   ===========   ============
CLASS C SHARES:
   Shares sold .................    3,442,270   $ 29,642,897     1,256,985   $  7,245,361
   Shares issued in reinvestment
      of distributions .........        4,161         37,558       170,470        750,067
   Shares redeemed .............     (899,295)    (7,754,103)   (1,703,946)   (10,682,310)
                                   ----------   ------------   -----------   ------------
   Net increase (decrease) .....    2,547,136   $ 21,926,352      (276,491)  $ (2,686,882)
                                   ==========   ============   ===========   ============
CLASS R SHARES:
   Shares sold .................       24,728   $    228,511         1,007   $      7,426
   Shares issued in reinvestment
      of distributions .........          113          1,026         2,178          9,629
   Shares redeemed .............      (27,669)      (258,426)         (272)        (1,214)
                                   ----------   ------------   -----------   ------------
   Net increase (decrease) .....       (2,828)  $    (28,889)        2,913   $     15,841
                                   ==========   ============   ===========   ============
ADVISOR CLASS SHARES:
   Shares sold .................    2,610,517   $ 23,719,044       166,949   $  1,261,986
   Shares issued in reinvestment
      of distributions .........        3,076         28,150        35,948        159,251
   Shares redeemed .............     (704,001)    (6,465,350)     (208,791)    (1,377,911)
                                   ----------   ------------   -----------   ------------
   Net increase (decrease) .....    1,909,592   $ 17,281,844        (5,894)  $     43,326
                                   ==========   ============   ===========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................   0.35%
Class C ...............................................   1.00%
Class R ...............................................   0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               32 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .................................   $166,476
Contingent deferred sales charges retained .....................   $ 11,131

E. TRANSFER AGENT FEES

For the year ended March 31, 2010, the Fund paid transfer agent fees of $275,746, of which $186,845 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.80% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the fiscal year. At March 31, 2010, the Fund deferred realized capital losses of $4,297,333.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2017 .............................................................   $14,607,760
2018 .............................................................    15,882,001
                                                                     -----------
                                                                     $30,489,761
                                                                     ===========


                               Annual Report | 33

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                                               2010        2009
                                             --------   ----------
Distributions paid from:
   Ordinary income .......................   $520,693   $4,198,733
   Tax return of capital .................     88,094           --
                                             --------   ----------
                                             $608,787   $4,198,733
                                             ========   ==========

At March 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................................   $198,670,094
                                                             ============
Unrealized appreciation ..................................   $ 55,749,317
Unrealized depreciation ..................................     (2,124,523)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $ 53,624,794
                                                             ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $184,430,820 and $76,670,183, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               34 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended March 31, 2010, were as shown below.

                                     NUMBER OF                                NUMBER OF
                                    SHARES HELD                              SHARES HELD      VALUE                    REALIZED
                                    AT BEGINNING      GROSS        GROSS        AT END       AT END     INVESTMENT     CAPITAL
NAME OF ISSUER                        OF YEAR       ADDITIONS   REDUCTIONS     OF YEAR       OF YEAR      INCOME     GAIN (LOSS)
--------------                      ------------   ----------   ----------   -----------   ----------   ----------   -----------
NON-CONTROLLED AFFILIATES
Impact Developer &
   Contractor SA ................        --        12,171,000       --        12,171,000   $3,536,154      $--          $--
                                                                                           ----------      ---          ---
      TOTAL AFFILIATED SECURITIES
         (1.42% of Net Assets) ..                                                          $3,536,154      $--          $--
                                                                                           ==========      ===          ===

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers") managed by Franklin Templeton Investments, are borrowers in a syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended March 31, 2010, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 35

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At March 31, 2010 all of the Fund's investments in securities carried at fair value were Level 1 inputs. For detailed country descriptions, see the accompanying Statement of Investments.

At March 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                       NET CHANGE IN
                          BALANCE AT                     UNREALIZED        NET       TRANSFER     BALANCE AT
                         BEGINNING OF   NET REALIZED    APPRECIATION    PURCHASES   IN (OUT OF)     END OF
                             YEAR        GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3        YEAR
                         ------------   ------------   --------------   ---------   -----------   ----------
ASSETS:
   Equity Investments:
      China ..........     $272,284      $(2,013,130)    $1,741,066       $(220)        $--          $--

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU) which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                               36 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

ABBREVIATIONS

SELECTED PORTFOLIO

GDR - Global Depository Receipt


                               Annual Report | 37

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               38 | Annual Report

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 2.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $1,136,626 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 9, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

                FOREIGN TAX      FOREIGN           FOREIGN
                    PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS           PER SHARE       PER SHARE         PER SHARE
-----           -----------   -------------   -------------------
Class A           $0.0082        $0.0685            $0.0446
Class C           $0.0082        $0.0411            $0.0269
Class R           $0.0082        $0.0596            $0.0388
Advisor Class     $0.0082        $0.0806            $0.0525

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 39

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               40 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ---------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1994                     133             Bar-S Foods (meat packing
500 East Broward Blvd.                                                                            company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008                      31             SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                            Allied Capital Corporation
Suite 2100                                                                                        (financial services) (2003-2010).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 2001                      23             Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                            company) and AML Foods Limited
Suite 2100                                                                                        (retail distributors.
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)          Lead              Trustee since                  133             Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                                  refining of oil and gas), H.J.
Suite 2100                       Trustee           Independent                                    Heinz Company (processed foods
Fort Lauderdale, FL 33394-3091                     Trustee                                        and allied products), RTI
                                                   since 2007                                     International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group,
                                                                                                  Ltd. (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 41

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ---------------------------------
J. MICHAEL LUTTIG (1954)         Trustee           Since                          133             Boeing Capital Corporation
500 East Broward Blvd.                             December 2009                                  (aircraft financing).
Suite 2100
Fort Lauderdale, FL 33394

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

DAVID W. NIEMIEC (1949)          Trustee           Since 2006                      23             Emeritus Corporation (assisted
500 East Broward Blvd.                                                                            living) and OSI Pharmaceuticals,
Suite 2100                                                                                        Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003                     133             Hess Corporation (exploration and
500 East Broward Blvd.                                                                            refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2006                     141             Cbeyond, Inc. (business
500 East Broward Blvd.                                                                            communications provider).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 2001                      23             None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater
Baltimore Medical Center (1982-1985).


                               42 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ---------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2006                      38             El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law engaged in private practice (1973-2009) and member of various boards.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ---------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and Vice               133             None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1994 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in
Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2006                      89             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since 2009           Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).


                               Annual Report | 43

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ---------------------------------
ALIYA S. GORDON (1973)           Vice President    Since 2009           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since                Not Applicable            Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)             President and     Since 2007           Not Applicable            Not Applicable
500 East Broward Blvd.           Chief Executive
Suite 2100                       Officer -
Fort Lauderdale, FL 33394-3091   Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

MARK H. OTANI (1968)             Treasurer,        Since 2009           Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.


                               44 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ---------------------------------
ROBERT C. ROSSELOT (1960)        Secretary and     Secretary since      Not Applicable            Not Applicable
500 East Broward Blvd.           Vice President    2004 and Vice
Suite 2100                                         President since
Fort Lauderdale, FL 33394-3091                     August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since                Not Applicable            Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*    We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
     Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**   Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE
WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF
SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS
DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES
AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A
MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION
AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF
US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2006, CURRENTLY SERVES AS AN ADVISOR TO
SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND
OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN
FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND
EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES,
ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF
ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR
FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS
THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT
CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 45

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Emerging Markets Small Cap Fund, one of the separate funds within Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies


                               46 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The


                               Annual Report | 47

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper report for the Fund showed the total return of its Class A shares during 2009, 2008 and 2007 (the Fund's first three full years of operation) in comparison to a Lipper performance universe consisting of all retail and institutional emerging markets funds. The Lipper report showed the Fund's total return to be in the first or highest performing quintile of its performance universe in 2009 and in the fifth or lowest performance quintile of such universe in 2008 and 2007. The Board did not believe such performance to be particularly meaningful in view of the Fund's limited period of operations.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate to be the third highest in its 14-member expense group, being 35 basis points above the group median, and its actual total expense ratio to also be the third highest in such group, being approximately 26 basis points above the group median. In discussing the acceptability of the comparative fees and expenses of the Fund, management pointed out that they reflected factors relating to the operation of such Fund, such as depth of the Manager's physical presence and coverage in emerging markets geographical areas, the quality and experience of its portfolio managers and research staff, and the nature of the disciplined value investment approach followed for the Fund. The Board found the expenses of the Fund to be acceptable in view of management's explanation and further noted that the Fund's expenses had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that


                               48 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides for breakpoints that are above such Fund's existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders. The Board also noted, as previously mentioned in the discussion of comparative expenses, that management had subsidized the Fund's expenses.


                               Annual Report | 49

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               50 | Annual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S.Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)    One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON EMERGING MARKETS
SMALL CAP FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

426 A 05/10

TEMPLETON BRIC FUND, TEMPLETON EMERGING MARKETS SMALL CAP FUND

TEMPLETON INCOME FUND, TEMPLETON FRONTIER MARKETS FUND


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $142,626 for the fiscal year ended March 31, 2010 and $151,843 for the fiscal year ended March 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended March 31, 2010 and $4,000 for the fiscal year ended March 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $1,608 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $282,469 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended March 31, 2010 and $288,077 for the fiscal year ended March 31, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.    N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/LAURA F. FERGERSON
 ---------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
     Date May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ---------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
     Date May 27, 2010


By /s/MARK H. OTANI
 -----------------------------------
     Mark H. Otani
     Chief Financial Officer and
     Chief Accounting Officer
     Date May 27, 2010